                                                                               .
                                                                               .
                                                                               .

                          AMERICAN FORERUNNER SERIES(R)
             Individual Flexible Premium Variable Annuity Contracts


                    Issued By
New England Variable Annuity Separate Account of          Annuity Administrative Office:
       New England Life Insurance Company                         P.O. Box 14594
               501 Boylston Street                          Des Moines, IA 50306-3594
           Boston, Massachusetts 02116
                 (800) 435-4117



     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series.

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid Cap Growth Portfolio

MET INVESTORS SERIES TRUST -- ASSET
  ALLOCATION PORTFOLIOS

American Funds Balanced Allocation Portfolio
American Funds Moderate Allocation Portfolio
American Funds Growth Allocation Portfolio

Met/Franklin Templeton Founding Strategy Portfolio

MET INVESTORS SERIES TRUST -- EXCHANGE TRADED
  FUND ("ETF") PORTFOLIOS

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

METROPOLITAN FUND

Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND -- ASSET ALLOCATION
  PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

                                   MAY 1, 2009

     When you purchase your Contract, you must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges. The five available Classes of the Contract are:

     -- Standard Class,

     -- B Plus Class,

     -- C Class,

     -- L Class, and

     -- P Class.

     If you select the B Plus Class, we will add a bonus amount to each purchase payment received in the first Contract Year. The overall expenses for the B Plus Class Contract may be higher than the expenses for a similar Contract that does not pay a bonus. Over time, the value of the bonus could be more than offset by higher expenses.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2009. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-- of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 501 Boylston St., Boston, Massachusetts 02116, 1-800-777-5897 or visit our website at www.nef.com.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2009

                                TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS


                                                                         PAGE
                                                                        -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS....................     A-5
HIGHLIGHTS...........................................................     A-6
FEE TABLE............................................................    A-12
HOW THE CONTRACT WORKS...............................................    A-21
THE COMPANY..........................................................    A-22
THE VARIABLE ACCOUNT.................................................    A-22
INVESTMENTS OF THE VARIABLE ACCOUNT..................................    A-22
  Investment Advice..................................................    A-28
  Certain Payments We Receive with Regard to the Eligible Funds......    A-30
  Share Classes of the Eligible Funds................................    A-31
  Substitution of Investments........................................    A-31
THE FIXED ACCOUNT....................................................    A-32
THE CONTRACTS........................................................    A-32
  Standard Class.....................................................    A-32
  B Plus Class.......................................................    A-32
  C Class............................................................    A-33
  L Class............................................................    A-33
  P Class............................................................    A-33
  Purchase Payments..................................................    A-33
  Ten Day Right to Review............................................    A-34
  Allocation of Purchase Payments....................................    A-34
  Contract Value and Accumulation Unit Value.........................    A-37
  Payment on Death Prior to Annuitization............................    A-37
  Standard Death Benefit.............................................    A-38
  Annual Step-Up Death Benefit.......................................    A-38
  Greater of Annual Step-Up or 5% Annual Increase Death Benefit......    A-38
  Enhanced Death Benefit Rider.......................................    A-39
  Earnings Preservation Benefit Rider................................    A-41
  Options for Death Proceeds.........................................    A-42
  Transfer Privilege.................................................    A-44
  Dollar Cost Averaging..............................................    A-47
  Asset Rebalancing..................................................    A-48
  Withdrawals........................................................    A-48
  Systematic Withdrawals.............................................    A-49
  Suspension of Payments.............................................    A-50
  Inactive Contracts.................................................    A-50
  Ownership Rights...................................................    A-50
  Requests and Elections.............................................    A-51
  Confirming Transactions............................................    A-52
  State Variations...................................................    A-52
ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER
  DEDUCTIONS.........................................................    A-52
  Asset-Based Insurance Charge.......................................    A-52
  Contract Administrative Fee........................................    A-53
  Withdrawal Charge..................................................    A-53
  Enhanced Death Benefit Rider.......................................    A-55
  Earnings Preservation Benefit Rider................................    A-55

                                                                         PAGE
                                                                        -----
  Guaranteed Minimum Income Benefit Rider............................    A-55
  Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit
     Rider...........................................................    A-56
  Guaranteed Minimum Accumulation Benefit Rider......................    A-57
  Premium and Other Tax Charges......................................    A-57
  Other Expenses.....................................................    A-58
ANNUITY PAYMENTS.....................................................    A-58
  Election of Annuity................................................    A-58
  Annuity Options....................................................    A-58
  Amount of Annuity Payments.........................................    A-60
LIVING BENEFITS......................................................    A-61
  Overview of Living Benefit Riders..................................    A-61
GUARANTEED INCOME BENEFITS...........................................    A-62
  Facts About Guaranteed Income Benefit Riders.......................    A-62
  Description of GMIB Plus II........................................    A-64
  Description of GMIB Plus I (formerly, the Predictor Plus)..........    A-68
  Description of GMIB II (formerly, the Predictor)...................    A-70
  Description of GMIB I..............................................    A-71
GUARANTEED WITHDRAWAL BENEFITS.......................................    A-71
  Facts About Guaranteed Withdrawal Benefit Riders...................    A-72
  Description of the Lifetime Withdrawal Guarantee II................    A-73
  Description of the Lifetime Withdrawal Guarantee I.................    A-79
  Description of the Enhanced Guaranteed Withdrawal Benefit..........    A-80
  Description of the Guaranteed Withdrawal Benefit I.................    A-84
GUARANTEED MINIMUM ACCUMULATION BENEFIT..............................    A-84
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS.......................    A-88
FEDERAL INCOME TAX CONSIDERATIONS....................................    A-88
  Taxation of Non-Qualified Contracts................................    A-89
  Taxation of Qualified Contracts....................................    A-91
  Possible Tax Law Changes...........................................    A-94
VOTING RIGHTS........................................................    A-95
DISTRIBUTION OF THE CONTRACTS........................................    A-95
THE OPERATION OF THE FIXED ACCOUNT...................................    A-96
  Contract Value and Fixed Account Transactions......................    A-97
INVESTMENT PERFORMANCE INFORMATION...................................    A-97
  Yields.............................................................    A-98
  Standard Return....................................................    A-98
  Non-Standard Return................................................    A-98
  Other Performance..................................................    A-99
LEGAL PROCEEDINGS....................................................    A-99
FINANCIAL STATEMENTS.................................................    A-99
ACCUMULATION UNIT VALUES (Condensed Financial Information)...........    A-99
APPENDIX A: Consumer Tips............................................   A-130
APPENDIX B: Withdrawal Charge........................................   A-131
APPENDIX C: Premium Tax..............................................   A-132
APPENDIX D: Guaranteed Minimum Income Benefit Examples...............   A-133
APPENDIX E: Guaranteed Withdrawal Benefit Examples...................   A-140
APPENDIX F: Enhanced Death Benefit Examples..........................   A-151
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............   A-155

                GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT.  A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT.  The natural person on whose life Annuity Payments are based.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY DATE. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) 10 years from the issue date.

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

     The American Forerunner Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Amount of Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. Depending on your expectations and preferences, you can choose the Class that best meets your needs.

     Prior to issuance, you must select one of five available Classes of the
Contract:

     -- Standard Class, which imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing annually over 7 years, and an Asset-Based Insurance Charge;

     -- B Plus Class (which may be referred to as the "Bonus Class"), which credits a bonus amount to purchase payments received in the first Contract Year, imposes a higher Withdrawal Charge (maximum 9%) over a longer period of time (9 years), and imposes a relatively higher Asset-Based Insurance Charge during the Withdrawal Charge period;

     -- C Class, which does not impose any Withdrawal Charge on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge;

     -- L Class, which reduces the period of time (3 years) that a Withdrawal Charge (maximum 7%) applies on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge; and

     -- P Class, which lengthens the period of time (9 years) that a Withdrawal Charge (maximum 8%) is imposed on withdrawals, and imposes a relatively lower Asset-Based Insurance Charge.

     For the B Plus Class, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with the B Plus Class may exceed the bonus amount and any related earnings. You should consider this possibility before purchasing a B Plus Class Contract.

     Your financial representative can help you decide which Class is best for you. The following chart shows in graphic form the relative levels of the Withdrawal Charge and Asset-Based Insurance Charge under each Class:

                                Relationship of Withdrawal Charges
                                 to Asset-Based Insurance Charges
                                    for Each Class of Contract

                                     [GRAPH]

     For actual expenses of each Class, see the Fee Table on page A-12.

PURCHASE PAYMENTS:

     Currently, the minimum initial and subsequent purchase payments are as follows (exceptions may apply):

CLASS                                         INITIAL                          SUBSEQUENT
-----                                         -------                          ----------
Standard, P................................   $ 5,000(nonqualified plans)         $500
                                              $ 2,000(qualified plans)
C,L........................................   $25,000                             $500
B Plus.....................................   $10,000                             $500


We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86. (See "Purchase Payments.")

OWNERSHIP:

     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of the Contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan ("SEP") under paragraph 408(k) of the Internal Revenue Code ("the Code") and a Simple Retirement Account ("SIMPLE IRA") under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

     You may allocate purchase payments to the subaccounts or to the Fixed Account. The Fixed Account is not available to Contracts purchased on or after May 1, 2003 for which the C Class has been selected. The Fixed Account is also not available to Contracts purchased in New York on or after May 1, 2003 if the optional Guaranteed Minimum Income Benefit or a Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee is selected. If you elect to purchase the GMIB Plus II or GMIB Plus I Guaranteed Minimum Income Benefit, the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I, the Guaranteed Minimum Accumulation Benefit, or the Enhanced Death Benefit, you are limited to allocating your purchase payment and Contract Value as described in "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders." If you use Enhanced Dollar Cost Averaging ("EDCA"), you also may allocate your purchase payments and Contract Value to the EDCA Guaranteed Account (provided your EDCA destination portfolios are one of the permitted Subaccounts). You can allocate your Contract Value among the subaccounts and the Fixed Account as you choose any time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 dollars to each account you select. However, for individual retirement annuities, individual retirement accounts and Roth Individual Retirement Accounts, if purchase payments are less than $2,000, then you may allocate the payment to a maximum of four subaccounts.

     You can change your purchase payment allocation (unless you elect to purchase the optional Guaranteed Minimum Accumulation Benefit). We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers, but we do apply special limits to "market timing." (See "Transfer Privilege--Market Timing.") The minimum transfer amount is currently $500, unless we have agreed otherwise. Special limits may apply to transfers to and from the Fixed Account. (See "THE FIXED ACCOUNT.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

     We apply the following charges to your Contract:

     --   premium tax charge, in some states.

     -- asset-based insurance charge at an annual rate ranging from 1.15% to 1.95% of the Variable Account's daily net assets depending upon the Class and death benefit option you select (these amounts increase by 0.25% for subaccounts investing in the American Funds Insurance Series).

     -- annual contract administrative fee of $30 during the accumulation phase and pro rata at annuitization (if the Contract Value is less than $50,000).

     -- except for C Class, Withdrawal Charge that varies by Class (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

     -- for Contracts with a Guaranteed Minimum Income Benefit Rider, a fee of 1.00% for the GMIB Plus II, 0.80% for GMIB Plus I, or 0.50% for GMIB II or GMIB I, imposed on the Income Base annually in arrears on each Contract Anniversary prior to annuitization (up to a maximum fee of 1.50% of the Income Base upon Optional Reset for GMIB Plus I or GMIB Plus II).

     -- for Contracts with the Guaranteed Withdrawal Benefit Rider, a fee of 0.50% of the Guaranteed Withdrawal Amount (up to a maximum fee of 0.95% of the Guaranteed Withdrawal Amount upon Optional Reset).

     -- for Contracts with the Enhanced Guaranteed Withdrawal Benefit Rider, a fee of 0.55% of the Guaranteed Withdrawal Amount (up to a maximum fee of 1.00% upon Optional Reset).

     -- for Contracts with a Guaranteed Minimum Accumulation Benefit Rider, a fee of 0.75% of the Guaranteed Accumulation Amount.

     -- for Contracts with an Earnings Preservation Benefit Rider, a fee of 0.25% deducted daily from subaccount assets prior to annuitization.

     -- for Contracts with a Lifetime Withdrawal Guarantee Benefit I rider, a fee of 0.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 0.95% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 0.70% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.40% if an Automatic Annual Step-Up occurs) for the Joint Life version.

     -- for Contracts with a Lifetime Withdrawal Guarantee II Benefit rider, a fee of 1.25% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.60% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 1.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.80% if an Automatic Annual Step-Up occurs) for the Joint Life version.

     -- for Contracts with an Enhanced Death Benefit rider, a fee of 0.75% (issue age 0-69) or 0.95% (issue age 70-75 of the death benefit base (up to a maximum of 1.50% if an Optional Step-Up occurs).

     Certain waivers or reductions may apply. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments).

PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit.

     You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering income taxes payable at death.

     The Standard Death Benefit equals the greater of the current Contract Value or total purchase payments less a pro rata reduction for partial withdrawals. The Annual Step-Up Death Benefit equals the greater of current Contract Value or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Greater of Annual Step-Up or 5% Annual Increase Death Benefit equals the greatest of: current Contract Value; purchase payments (less prior withdrawals) accumulated at an annual rate of 5%; or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Enhanced Death Benefit equals the greatest of: (1) current Contract Value, (2) total purchase payments (adjusted for withdrawals) accumulated at 5% per year, or (3) the highest Contract Value on any Contract Anniversary (adjusted for withdrawals).

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

     -- If received under an annuity payment option, they are taxed in the same manner as annuity payments.

     -- If distributed in a lump sum, they are taxed in the same manner as a full withdrawal.

WITHDRAWALS:

     Before annuitization you can send us a written request to withdraw all or part of your Contract Value. After a partial withdrawal, the remaining Contract Value must be at least $2,000. Currently, a partial withdrawal must be at least $500. A withdrawal may be subject to federal income tax and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "FEDERAL INCOME TAX CONSIDERATIONS.") You may also elect to purchase for an additional charge, a Guaranteed Withdrawal Benefit Rider ("GWB") or a Lifetime Withdrawal Guarantee Rider, which guarantees the return of your purchase payments over time (subject to the requirements of the rider).

     A Withdrawal Charge will apply to certain full and partial withdrawals and certain annuitization transactions for Standard, B Plus, L and P Class Contracts. On full withdrawals the annual contract administrative fee will be deducted. No Withdrawal Charge applies to C Class Contracts. We reserve the right to deduct a premium tax charge on full and partial withdrawals in some states.

     On a Standard, B Plus, L, or P Class Contract in any Contract Year you can make a withdrawal of a portion of your purchase payments free from any Withdrawal Charge (the "free withdrawal amount"). In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

REPLACEMENT OF CONTRACTS

     EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The account value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

     OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                    FEE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Premium and Other Tax Charges" for more information.

CONTRACT OWNER TRANSACTION EXPENSES

          Sales Charge Imposed on Purchase Payments........   None
          Withdrawal Charge (as a percentage of each          9% declining
            purchase payment)..............................   annually -- see
                                                              Note (1)
          Transfer Fee(2)..................................   $25



NOTES:
(1) The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class, as follows:

NUMBER OF
COMPLETE YEARS FROM RECEIPT OF        STANDARD CLASS      B PLUS CLASS      L CLASS      P CLASS      C CLASS
PURCHASE PAYMENT                          CHARGE             CHARGE          CHARGE       CHARGE       CHARGE
------------------------------        --------------      ------------      -------      -------      -------
0..................................         7%                 9%              7%           8%          None
1..................................         6%                 8%              6%           8%
2..................................         6%                 8%              5%           8%
3..................................         5%                 7%              0%           7%
4..................................         4%                 6%              0%           6%
5..................................         3%                 5%              0%           5%
6..................................         2%                 4%              0%           4%
7..................................         0%                 2%              0%           3%
8..................................         0%                 2%              0%           2%
9 and thereafter...................         0%                 0%              0%           0%


(2) Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25. We will not restrict transfers to less than 12 per Contract Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES*
(as a percentage of average daily net assets in the subaccounts)

          Asset-Based Insurance Charge for all subaccounts except the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

DEATH BENEFIT:**                      STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
----------------                      --------------   ---------------   -------   -------   -------
Standard Death Benefit.............        1.25%            1.60%         1.60%     1.50%     1.15%
Annual Step-Up Death Benefit.......        1.45%            1.80%         1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit....        1.60%            1.95%         1.95%     1.85%     1.50%

          Asset-Based Insurance Charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)


DEATH BENEFIT:**                      STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
----------------                      --------------   ---------------   -------   -------   -------
Standard Death Benefit.............        1.50%            1.85%         1.85%     1.75%     1.40%
Annual Step-Up Death Benefit.......        1.70%            2.05%         2.05%     1.95%     1.60%
Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit....        1.85%            2.20%         2.20%     2.10%     1.75%

Earnings Preservation Benefit Rider(3)....................................................    0.25%



OTHER CONTRACT FEES
          Annual Contract Administrative Fee(4)....                               $30



OPTIONAL BENEFIT RIDERS+
          Enhanced Death Benefit Rider (issue age
            0-69)(5)...............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.75%

          Enhanced Death Benefit Rider (issue age
            70-75)(5)..............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.95%

          Guaranteed Minimum Income Benefit (GMIB
            Plus II)(6)............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  1.00%

          Guaranteed Minimum Income Benefit (GMIB
            Plus I)(6).............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.80%

          Guaranteed Minimum Income Benefit (GMIB
            II or GMIB I)(6).......................             Current Charge:  0.50%

          Guaranteed Withdrawal Benefit(7).........  Maximum Guaranteed Charge:  0.95%
                                                                Current Charge:  0.50%

          Enhanced Guaranteed Withdrawal
            Benefit(7).............................  Maximum Guaranteed Charge:  1.00%
                                                                Current Charge:  0.55%

          Lifetime Withdrawal Guarantee II Benefit
            (Single Life Version)(8)...............  Maximum Guaranteed Charge:  1.60%
                                                                Current Charge:  1.25%

          Lifetime Withdrawal Guarantee II Benefit
            (Joint Life Version)(8)................  Maximum Guaranteed Charge:  1.80%
                                                                Current Charge:  1.50%

          Lifetime Withdrawal Guarantee I Benefit
            (Single Life version)(8)...............  Maximum Guaranteed Charge:  0.95%
                                                                Current Charge:  0.50%

          Lifetime Withdrawal Guarantee I Benefit
            (Joint Life version)(8)................  Maximum Guaranteed Charge:  1.40%
                                                                Current Charge:  0.70%

          Guaranteed Minimum Accumulation
            Benefit(9).............................             Current Charge:  0.75%


NOTES:
* We are waiving the Asset Based Insurance Charge in the amount of 0.08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio.

** Please see "Optional Benefit Riders" below for an additional optional death benefit rider, the Enhanced Death Benefit, for which the charge is assessed on the death benefit base and deducted annually from your Contract Value.

+ You may only elect one living benefit rider at a time. Certain riders are no longer available for purchase. (See "Living Benefits.") The GMIB Plus II rider is the only living benefit rider that may be elected with the Enhanced Death Benefit rider.

(1) For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit; except that for the B Plus Class and the P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization (1.50% for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts). We reserve the right to impose an increased Asset-Based Insurance Charge on other subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

(2) The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

(3) The charge for the Earnings Preservation Benefit Rider will not be assessed after annuitization.

(4) We will also deduct this fee on full withdrawal (regardless of contract size) and pro rata on annuitization. This fee will not be deducted during the accumulation period or on annuitization for Contracts with a Contract Value of $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.


(5) The Enhanced Death Benefit rider charge is imposed on the death benefit base annually in arrears on each Contract Anniversary (prior to taking into account any Optional Step-Up). The death benefit base is initially set at an amount equal to your initial purchase payment. The death benefit base is adjusted for subsequent purchase payments and withdrawals. See "THE CONTRACTS--Enhanced Death Benefit" for a definition of the term death benefit base. If you elect an Optional Step-Up, we may increase the charge. Different charges for the Enhanced Death Benefit were in effect prior to May 4, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Enhanced Death Benefit Rider" for more information.



(6) For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95%. The Guaranteed Minimum Income Benefit rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary (for GMIB Plus I and GMIB Plus II, prior to taking into account any Optional Reset/Step-Up). The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Reset under GMIB Plus I or an Optional Step-Up under GMIB Plus II, we may increase the charge. Different charges for GMIB II and GMIB I were in effect prior to May 1, 2005. Different charges for GMIB Plus I were in effect prior to February 26, 2007. Different charges for GMIB Plus II were in effect prior to February 24, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Minimum Income Benefit Rider" and "GUARANTEED INCOME BENEFITS" for more information.



(7) The Guaranteed Withdrawal Benefit rider charge is imposed on the Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge applicable to the same rider, but no more than the maximum percentage of the Guaranteed Withdrawal Amount stated above. Different charges for Enhanced Guaranteed Withdrawal Benefit were in effect prior to July 16, 2007. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider" and "GUARANTEED WITHDRAWAL BENEFITS" for more information.



(8) The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary (after applying any 7.25% Compounding Income Amount (6% in New
      York) and prior to taking into account any Automatic Annual Step-Up). The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the charge. Different charges for LWG II were in effect prior to February 24, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider" and "GUARANTEED WITHDRAWAL BENEFITS" for more information.


(9) The Guaranteed Minimum Accumulation Benefit Rider Charge is imposed on the Guaranteed Accumulation Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from the Asset Allocation subaccount and the EDCA Guaranteed Account. The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. See "GUARANTEED MINIMUM ACCUMULATION BENEFIT" for more information.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  MINIMUM   MAXIMUM
                                                                  -------   -------
Total Annual Eligible Fund Operating Expenses*


(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and other
expenses)......................................................     0.53%     1.60%


NOTE:
 * The minimum operating expenses do not take into consideration any portfolio of the American Funds Insurance Series, for which an additional Asset-Based Insurance charge applies. The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses, as described in more detail below.

     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2008, before and after any applicable contractual expense subsidy or expense deferral arrangement:

ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (1)

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
AMERICAN FUNDS INSURANCE
  SERIES(R)(3)
American Funds Bond Fund..........     0.39%     0.25%   0.01%        --       0.65%           --           0.65%
American Funds Global Small
  Capitalization Fund.............     0.71%     0.25%   0.03%        --       0.99%           --           0.99%
American Funds Growth Fund........     0.32%     0.25%   0.01%        --       0.58%           --           0.58%
American Funds Growth-Income
  Fund............................     0.27%     0.25%   0.01%        --       0.53%           --           0.53%
MET INVESTORS SERIES TRUST(3)
BlackRock Large Cap Core
  Portfolio.......................     0.58%     0.25%   0.04%        --       0.87%           --           0.87%
Clarion Global Real Estate
  Portfolio.......................     0.63%     0.25%   0.05%        --       0.93%           --           0.93%
Harris Oakmark International
  Portfolio Class B...............     0.78%     0.25%   0.07%        --       1.10%           --           1.10%
Harris Oakmark International
  Portfolio Class E...............     0.78%     0.15%   0.07%        --       1.00%           --           1.00%
Janus Forty Portfolio.............     0.64%     0.25%   0.04%        --       0.93%           --           0.93%
Lazard Mid Cap Portfolio(4).......     0.69%     0.25%   0.05%        --       0.99%           --           0.99%
Legg Mason Partners Aggressive
  Growth Portfolio................     0.63%     0.25%   0.02%        --       0.90%           --           0.90%
Legg Mason Value Equity Portfolio
  Class B.........................     0.63%     0.25%   0.04%        --       0.92%           --           0.92%
Legg Mason Value Equity Portfolio
  Class E.........................     0.63%     0.15%   0.04%        --       0.82%           --           0.82%
Lord Abbett Bond Debenture
  Portfolio.......................     0.50%     0.25%   0.03%        --       0.78%           --           0.78%
Met/AIM Small Cap Growth
  Portfolio.......................     0.86%     0.25%   0.03%        --       1.14%           --           1.14%
Met/Franklin Income Portfolio(5)..     0.80%     0.25%   0.23%        --       1.28%         0.02%          1.26%
Met/Franklin Mutual Shares
  Portfolio(6)....................     0.80%     0.25%   0.55%        --       1.60%         0.45%          1.15%
Met/Templeton Growth
  Portfolio(7)....................     0.70%     0.25%   0.59%        --       1.54%         0.47%          1.07%
MFS(R) Research International
  Portfolio.......................     0.70%     0.25%   0.06%        --       1.01%           --           1.01%
Oppenheimer Capital Appreciation
  Portfolio.......................     0.59%     0.25%   0.04%        --       0.88%           --           0.88%
PIMCO Inflation Protected Bond
  Portfolio.......................     0.49%     0.25%   0.04%        --       0.78%           --           0.78%
PIMCO Total Return Portfolio......     0.48%     0.25%   0.05%        --       0.78%           --           0.78%
RCM Technology Portfolio..........     0.88%     0.25%   0.09%        --       1.22%           --           1.22%
T. Rowe Price Mid Cap Growth
  Portfolio.......................     0.75%     0.25%   0.03%        --       1.03%           --           1.03%
MET INVESTORS SERIES
  TRUST -- ASSET ALLOCATION
  PORTFOLIOS(3)
American Funds Balanced Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.40%      1.10%         0.05%          1.05%
American Funds Moderate Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.42%      1.12%         0.05%          1.07%
American Funds Growth Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.38%      1.08%         0.05%          1.03%
Met/Franklin Templeton Founding
  Strategy Portfolio(9)...........     0.05%     0.25%   0.08%      0.89%      1.27%         0.08%          1.19%

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
MET INVESTORS SERIES TRUST -- ETF
  PORTFOLIOS(3)
SSgA Growth and Income ETF
  Portfolio(10)...................     0.33%     0.25%   0.08%      0.20%      0.86%         0.03%          0.83%
SSgA Growth ETF Portfolio(11).....     0.33%     0.25%   0.08%      0.21%      0.87%         0.03%          0.84%
METROPOLITAN FUND(3)
Artio International Stock
  Portfolio Class B(12)...........     0.82%     0.25%   0.13%        --       1.20%         0.03%          1.17%
Artio International Stock
  Portfolio Class E(12)...........     0.82%     0.15%   0.13%        --       1.10%         0.03%          1.07%
Barclays Capital Aggregate Bond
  Index Portfolio(13).............     0.25%     0.25%   0.04%        --       0.54%         0.01%          0.53%
BlackRock Aggressive Growth
  Portfolio.......................     0.72%     0.25%   0.05%        --       1.02%           --           1.02%
BlackRock Bond Income
  Portfolio(14)...................     0.38%     0.25%   0.05%        --       0.68%         0.01%          0.67%
BlackRock Diversified Portfolio...     0.45%     0.25%   0.04%        --       0.74%           --           0.74%
BlackRock Large Cap Value
  Portfolio Class B...............     0.67%     0.25%   0.05%        --       0.97%           --           0.97%
BlackRock Large Cap Value
  Portfolio Class E...............     0.67%     0.15%   0.05%        --       0.87%           --           0.87%
BlackRock Legacy Large Cap Growth
  Portfolio Class B(15)...........     0.73%     0.25%   0.05%        --       1.03%         0.01%          1.02%
BlackRock Legacy Large Cap Growth
  Portfolio Class E(15)...........     0.73%     0.15%   0.05%        --       0.93%         0.01%          0.92%
BlackRock Money Market
  Portfolio(16)...................     0.32%     0.25%   0.02%        --       0.59%         0.01%          0.58%
BlackRock Strategic Value
  Portfolio Class B...............     0.84%     0.25%   0.05%        --       1.14%           --           1.14%
BlackRock Strategic Value
  Portfolio Class E...............     0.84%     0.15%   0.05%        --       1.04%           --           1.04%
Davis Venture Value Portfolio
  Class B(17).....................     0.70%     0.25%   0.03%        --       0.98%         0.04%          0.94%
Davis Venture Value Portfolio
  Class E(17).....................     0.70%     0.15%   0.03%        --       0.88%         0.04%          0.84%
FI Mid Cap Opportunities
  Portfolio.......................     0.68%     0.25%   0.07%        --       1.00%           --           1.00%
FI Value Leaders Portfolio Class
  B...............................     0.65%     0.25%   0.06%        --       0.96%           --           0.96%
FI Value Leaders Portfolio Class
  E...............................     0.65%     0.15%   0.06%        --       0.86%           --           0.86%
Jennison Growth Portfolio Class
  B...............................     0.63%     0.25%   0.04%        --       0.92%           --           0.92%
Jennison Growth Portfolio Class
  E...............................     0.63%     0.15%   0.04%        --       0.82%           --           0.82%
Loomis Sayles Small Cap Core
  Portfolio Class B(18)...........     0.90%     0.25%   0.06%        --       1.21%         0.05%          1.16%
Loomis Sayles Small Cap Core
  Portfolio Class E(18)...........     0.90%     0.15%   0.06%        --       1.11%         0.05%          1.06%
Loomis Sayles Small Cap Growth
  Portfolio(19)...................     0.90%     0.25%   0.13%        --       1.28%         0.06%          1.22%
Met/Artisan Mid Cap Value
  Portfolio Class B...............     0.81%     0.25%   0.04%        --       1.10%           --           1.10%
Met/Artisan Mid Cap Value
  Portfolio Class E...............     0.81%     0.15%   0.04%        --       1.00%           --           1.00%

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
MetLife Mid Cap Stock Index
  Portfolio(13)...................     0.25%     0.25%   0.08%        --       0.58%         0.01%          0.57%
MetLife Stock Index
  Portfolio(13)...................     0.25%     0.25%   0.04%        --       0.54%         0.01%          0.53%
MFS(R) Total Return Portfolio.....     0.53%     0.25%   0.05%        --       0.83%           --           0.83%
MFS(R) Value Portfolio Class
  B(20)...........................     0.72%     0.25%   0.08%        --       1.05%         0.07%          0.98%
MFS(R) Value Portfolio Class
  E(20)...........................     0.72%     0.15%   0.08%        --       0.95%         0.07%          0.88%
Morgan Stanley EAFE(R) Index
  Portfolio(21)...................     0.30%     0.25%   0.12%      0.01%      0.68%         0.01%          0.67%
Neuberger Berman Mid Cap Value
  Portfolio.......................     0.65%     0.25%   0.04%        --       0.94%           --           0.94%
Oppenheimer Global Equity
  Portfolio.......................     0.52%     0.25%   0.09%        --       0.86%           --           0.86%
Russell 2000(R) Index
  Portfolio(13)...................     0.25%     0.25%   0.07%      0.01%      0.58%         0.01%          0.57%
T. Rowe Price Large Cap Growth
  Portfolio.......................     0.60%     0.25%   0.07%        --       0.92%           --           0.92%
T. Rowe Price Small Cap Growth
  Portfolio.......................     0.51%     0.25%   0.08%        --       0.84%           --           0.84%
Western Asset Management Strategic
  Bond Opportunities Portfolio
  Class B.........................     0.60%     0.25%   0.05%        --       0.90%           --           0.90%
Western Asset Management Strategic
  Bond Opportunities Portfolio
  Class E.........................     0.60%     0.15%   0.05%        --       0.80%           --           0.80%
Western Asset Management U.S.
  Government Portfolio Class B....     0.48%     0.25%   0.04%        --       0.77%           --           0.77%
Western Asset Management U.S.
  Government Portfolio Class E....     0.48%     0.15%   0.04%        --       0.67%           --           0.67%
METROPOLITAN FUND -- ASSET
  ALLOCATION PORTFOLIOS(3)
MetLife Conservative Allocation
  Portfolio(22)...................     0.10%     0.25%   0.02%      0.56%      0.93%         0.02%          0.91%
MetLife Conservative to Moderate
  Allocation Portfolio(22)........     0.09%     0.25%   0.01%      0.61%      0.96%           --           0.96%
MetLife Moderate Allocation
  Portfolio(22)...................     0.07%     0.25%     --       0.65%      0.97%           --           0.97%
MetLife Moderate to Aggressive
  Allocation Portfolio(22)........     0.07%     0.25%     --       0.68%      1.00%           --           1.00%
MetLife Aggressive Allocation
  Portfolio(22)...................     0.10%     0.25%   0.03%      0.72%      1.10%         0.03%          1.07%


NOTES:

(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown. Certain Eligible Funds may impose a redemption fee in the future.

(2) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers.

(3) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment manager for the Portfolios of the Metropolitan Fund and the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

(4) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.

(5) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 1.14% for the Class B shares.

(6) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.

(7) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 1.05% for the Class B shares.

(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.

(9) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.

(10) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.03% of deferred expense reimbursement from a prior period.

(11) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.02% of deferred expense reimbursement from a prior period.

(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.

(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.

(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.

(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.

(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.

(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.

(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.

(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.

(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.

(22) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio to 0.35% of the average daily net assets of the Class B shares.

EXAMPLES

     These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses. (1)

     The examples assume that the Contract has (i) the Enhanced Death Benefit,
(ii) the Guaranteed Minimum Income Benefit Rider (GMIB Plus II) and assuming the maximum charge permitted on an Optional Reset of 1.50% applies in all Contract years and (iii) the Earnings Preservation Benefit.

     EXAMPLE 1. This Example assumes that you invest $10,000 in a Standard Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,356    $2,540    $3,746    $7,045
(b)..............................................   $1,250    $2,233    $3,258    $6,200


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $656     $2,000    $3,386    $7,045
(b)...............................................    $550     $1,693    $2,898    $6,200


     EXAMPLE 2. This Example assumes that you invest $10,000 in a B Plus Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,605    $2,860    $4,150    $7,444
(b)..............................................   $1,495    $2,545    $3,651    $6,595


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $705     $2,140    $3,610    $7,444
(b)...............................................    $595     $1,825    $3,111    $6,595


     EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract, do not surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no Withdrawal Charges apply to the C Class):

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $690     $2,096    $3,536    $7,291
(b)...............................................    $584     $1,793    $3,057    $6,481

     EXAMPLE 4. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,381    $2,518    $3,493    $7,221
(b)..............................................   $1,274    $2,214    $3,012    $6,401


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $681     $2,068    $3,493    $7,221
(b)...............................................    $574     $1,764    $3,012    $6,401


     EXAMPLE 5. This Example assumes that you invest $10,000 in an P Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,446    $2,691    $3,879    $6,964
(b)..............................................   $1,339    $2,383    $3,389    $6,110


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $646     $1,971    $3,339    $6,964
(b)...............................................    $539     $1,663    $2,849    $6,110


     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
NOTES:
(1) The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The examples use an average Contract Administrative Fee of .054% for the Standard Class; .046% for the B Plus Class; .040% for the C Class; .043% for the L Class; and .052% for the P Class. (See note (4), on p. A-14.)
(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (see "Withdrawal Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (see "ACCUMULATION UNIT VALUES (Condensed Financial Information)").

                             HOW THE CONTRACT WORKS

                                    PURCHASE

- You must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges:

  - Standard Class
  - B Plus Class
  - C Class
  - L Class
  - P Class

- You can make a one-time investment or establish an ongoing investment program, subject to the Company's minimum and maximum purchase payment guidelines, which vary by Class.



                               ADDITIONAL PAYMENTS


- Generally may be made at any time, (subject to Company limits), but no purchase payments allowed: (1) during the seven years immediately preceding the Maturity Date for the Standard Class; nine years for the B Plus Class; three years for the L Class; and nine years for the P Class; or (2) after a Contract Owner (or the Annuitant, if not owned in an individual capacity) reaches age 91. Joint Contract Owners may not make a purchase payment after the older Contract Owner reaches age 86.

- Minimum $500 with certain exceptions (see page A-33).



                                   WITHDRAWALS


- You may make withdrawals from your Contract, subject to imposition of a Withdrawal Charge. (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.)

- No Withdrawal Charge applies to Class C. For the other Classes, you may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.


- In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments.

- After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year.

- Withdrawals may be taxable to the extent of gain.

- Prior to age 59 1/2 a 10% penalty tax may apply. A 25% penalty tax may apply upon surrender from a SIMPLE IRA within the first 2 years.

- Premium tax charge may apply.

- You may also elect a Guaranteed Withdrawal Benefit Rider or a Lifetime Withdrawal Guarantee Benefit Rider, each of which provides a return of your purchase payments over time (subject to the requirements of the rider).



                                 DEATH PROCEEDS


- You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits -- the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit.

- Certain optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The additional charge for the Enhanced Death Benefit, 0.75% - 0.95% of the Death benefit base, is deducted annually from Contract Value.

- You may also elect to purchase, for an additional annual charge of 0.25%, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death.

- Your Death Proceeds are guaranteed not to be less than your total purchase payments adjusted for any prior withdrawals (and, where applicable, net of premium tax charges).

- Death proceeds may be taxable.

- Premium tax charge may apply.



                                 CONTRACT VALUE


- You allocate payments to your choice, within limits, of Eligible Funds and/or the Fixed Account.
- The Contract Value reflects purchase payments, investment experience, interest credited on Fixed Account allocations, partial withdrawals and Contract charges.
- The Contract Value invested in the Eligible Funds is not guaranteed.
- Earnings in the Contract are free of any current income taxes.
- You may change the allocation of future payments, within limits, at any time.
- Prior to annuitization, you may transfer Contract Value among accounts, currently free of charge. (Special limits apply to situations that involve "market timing" and may apply to the Fixed Account.)


                               RETIREMENT BENEFITS

- Lifetime income options.
- Fixed and/or variable payout options.
- Retirement benefits may be taxable.
- A Guaranteed Minimum Income Benefit, which provides a "floor" on annuity payments.
- Premium tax charge may apply.


                               ADDITIONAL BENEFITS

- You pay no taxes on your investment as long as it remains in the Contract.

- You may withdraw your Contract Value at any time, less any applicable Withdrawal Charge, subject to any applicable tax law restrictions.

- We may waive the Withdrawal Charge on evidence of terminal illness, confinement to a nursing home, or permanent and total disability, if this benefit is available in your state.


                      DAILY DEDUCTION FROM VARIABLE ACCOUNT

- We deduct an Asset-Based Insurance Charge from the Contract Value daily. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. Asset-Based Insurance Charges (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization are:
  Standard Class -- MINIMUM-1.25%; MAXIMUM-1.60%
  B Plus Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  C Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  L Class -- MINIMUM-1.50%; MAXIMUM-1.85%
  P Class -- MINIMUM-1.15%; MAXIMUM-1.50%
  (These amounts increase by .25% for subaccounts investing in the American Funds Insurance Series)

- We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

- After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit, except that for the B Plus and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. These amounts increase by .25% for Subaccounts investing in the American Funds Insurance Series.

- Investment advisory fees and operating expenses are deducted from the Eligible Fund assets daily.


                       ANNUAL CONTRACT ADMINISTRATIVE FEE

- We deduct a $30 Contract Administrative Fee from the Contract Value in the Variable Account on each anniversary while the Contract is in-force and on full withdrawal. We deduct a pro rata portion on annuitization. We do not deduct this fee during the accumulation period or on annuitization if the Contract Value is $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.


                                WITHDRAWAL CHARGE

- No Withdrawal Charge applies to Class C.

- For the other Classes, we deduct a Withdrawal Charge (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions. (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.)

- You may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- The applicable Withdrawal Charge varies by Class (see page A-52).


                      OPTIONAL LIVING BENEFIT RIDER CHARGES

- Guaranteed Minimum Accumulation Benefit: 0.75% of the Guaranteed Accumulation Amount.

- Guaranteed Minimum Income Benefit Riders range: 0.50% - 1.00% of the Income Base (up to 1.50% upon Optional Reset or Automatic Annual Step-Up)

- Guaranteed Withdrawal Benefit Riders range: 0.50% - 0.55% of the Guaranteed Withdrawal Amount up to a maximum of 1.00% upon Optional Reset
- Lifetime Withdrawal Guarantee Benefit Riders range: 0.50% - 1.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.80% upon Optional Reset or Automatic Annual Step-Up)


                               PREMIUM TAX CHARGE

- Where applicable, we deduct a premium tax charge from the Contract Value when annuity benefits commence.

                                   THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     The amount of the guaranteed death benefit that exceeds the Contract Value is paid from our general account. In addition, portions of the Contract's guaranteed living benefits payable may exceed the amount of the Contract Value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of the Company.

                       INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

     You'll find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

     The American Funds Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

     AMERICAN FUNDS BOND FUND

     The American Funds Bond Fund's investment objective is to seek to maximize current income and preserve capital by investing primarily in fixed-income securities.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

     The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.

     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

     The American Funds Growth Allocation Portfolio's investment objective is to seek growth of capital.

     AMERICAN FUNDS GROWTH FUND

     The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.

     AMERICAN FUNDS GROWTH-INCOME FUND

     The American Funds Growth-Income Fund's investment objective is to seek both capital appreciation and income.

     AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

     The American Funds Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

     ARTIO INTERNATIONAL STOCK PORTFOLIO

     The Artio International Stock Portfolio's investment objective is to seek long-term growth of capital.

     BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO

     The Barclays Capital Aggregate Bond Index Portfolio's investment objective is to seek to equal the performance of the Barclays Capital U.S. Aggregate Bond Index.

     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

     The BlackRock Aggressive Growth Portfolio's investment objective is to seek maximum capital appreciation.

     BLACKROCK BOND INCOME PORTFOLIO

     The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

     BLACKROCK DIVERSIFIED PORTFOLIO

     The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

     BLACKROCK LARGE CAP CORE PORTFOLIO

     The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

     BLACKROCK LARGE CAP VALUE PORTFOLIO

     The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK MONEY MARKET PORTFOLIO

     The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

     BLACKROCK STRATEGIC VALUE PORTFOLIO

     The BlackRock Strategic Value Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

     CLARION GLOBAL REAL ESTATE PORTFOLIO

     The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

     DAVIS VENTURE VALUE PORTFOLIO

     The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

     FI MID CAP OPPORTUNITIES PORTFOLIO

     The FI Mid Cap Opportunities Portfolio's investment objective is to seek long-term growth of capital.

     FI VALUE LEADERS PORTFOLIO

     The FI Value Leaders Portfolio's investment objective is to seek long-term growth of capital.

     HARRIS OAKMARK INTERNATIONAL PORTFOLIO

     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

     JANUS FORTY PORTFOLIO

     The Janus Forty Portfolio's investment objective is to seek capital appreciation.

     JENNISON GROWTH PORTFOLIO

     The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

     LAZARD MID CAP PORTFOLIO

     The Lazard Mid Cap Portfolio's investment objective is to seek long-term growth of capital.

     LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

     The Legg Mason Partners Aggressive Growth Portfolio's investment objective is to seek capital appreciation.

     LEGG MASON VALUE EQUITY PORTFOLIO

     The Legg Mason Value Equity Portfolio's investment objective is to seek long-term growth of capital.

     LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

     The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

     LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

     The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

     MET/AIM SMALL CAP GROWTH PORTFOLIO

     The Met/AIM Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     MET/ARTISAN MID CAP VALUE PORTFOLIO

     The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

     MET/FRANKLIN INCOME PORTFOLIO

     The Met/Franklin Income Portfolio's investment objective is to seek to maximize income while maintaining prospects for capital appreciation.

     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

     The Met/Franklin Mutual Shares Portfolio's investment objective is to seek capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

     MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

     The Met/Franklin Templeton Founding Strategy Portfolio's investment objective is to seek capital appreciation and secondarily investment objective is to seek income.

     MET/TEMPLETON GROWTH PORTFOLIO

     The Met/Templeton Growth Portfolio's investment objective is to seek long-term capital growth.

     METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

     The MetLife Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

     The MetLife Conservative Allocation Portfolio's investment objective is to seek high level of current income, with growth of capital as a secondary objective.

     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

     The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

     METLIFE MID CAP STOCK INDEX PORTFOLIO

     The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's Mid Cap 400(R) Composite Stock Price Index.

     METLIFE MODERATE ALLOCATION PORTFOLIO

     The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

     The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

     METLIFE STOCK INDEX PORTFOLIO

     The MetLife Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

     MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

     The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

     MFS(R) TOTAL RETURN PORTFOLIO

     The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

     MFS(R) VALUE PORTFOLIO

     The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

     The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to seek to equal the performance of the MSCI EAFE(R) Index.

     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

     The Neuberger Berman Mid Cap Value Portfolio's investment objective is to seek capital growth.

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

     The Oppenheimer Capital Appreciation Portfolio's investment objective is to seek capital appreciation.

     OPPENHEIMER GLOBAL EQUITY PORTFOLIO

     The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

     PIMCO INFLATION PROTECTED BOND PORTFOLIO

     The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek to provide maximum real return, consistent with preservation of capital and prudent investment management.

     PIMCO TOTAL RETURN PORTFOLIO

     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     RCM TECHNOLOGY PORTFOLIO

     The RCM Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

     RUSSELL 2000(R) INDEX PORTFOLIO

     The Russell 2000(R) Index Portfolio's investment objective is to seek to equal the return of the Russell 2000(R) Index.

     SSGA GROWTH AND INCOME ETF PORTFOLIO

     The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

     SSGA GROWTH ETF PORTFOLIO

     The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

     The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

     T. ROWE PRICE MID CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

     The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

     The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE

     MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
Artio International Stock
  Portfolio(1).......................  Artio Global Management, LLC(2)
Barclays Capital Aggregate Bond Index  MetLife Investment Advisors Company,
  Portfolio(3).......................  LLC
BlackRock Aggressive Growth
  Portfolio..........................  BlackRock Advisors, LLC
BlackRock Bond Income Portfolio......  BlackRock Advisors, LLC
BlackRock Diversified Portfolio......  BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio..  BlackRock Advisors, LLC
BlackRock Legacy Large Cap Growth
  Portfolio(4).......................  BlackRock Advisors, LLC
BlackRock Money Market Portfolio.....  BlackRock Advisors, LLC
BlackRock Strategic Value Portfolio..  BlackRock Advisors, LLC
Davis Venture Value Portfolio........  Davis Selected Advisers, L.P.(5)
FI Mid Cap Opportunities Portfolio...  Pyramis Global Advisors, LLC
FI Value Leaders Portfolio...........  Pyramis Global Advisors, LLC
Jennison Growth Portfolio............  Jennison Associates LLC
Loomis Sayles Small Cap Core
  Portfolio(6).......................  Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth
  Portfolio(7).......................  Loomis, Sayles & Company, L.P.(8)
Met/Artisan Mid Cap Value              Artisan Partners Limited
  Portfolio(9).......................  Partnership(10)
MetLife Aggressive Allocation
  Portfolio..........................  N/A(11)
MetLife Conservative Allocation
  Portfolio..........................  N/A(11)
MetLife Conservative to Moderate
  Allocation Portfolio...............  N/A(11)
MetLife Mid Cap Stock Index            MetLife Investment Advisors Company,
  Portfolio..........................  LLC
MetLife Moderate Allocation
  Portfolio..........................  N/A(11)
MetLife Moderate to Aggressive
  Allocation Portfolio...............  N/A(11)
MetLife Stock Index Portfolio........  MetLife Investment Advisors Company,
                                       LLC
MFS(R) Total Return Portfolio........  Massachusetts Financial Services
                                       Company
MFS(R) Value Portfolio...............  Massachusetts Financial Services
                                       Company
Morgan Stanley EAFE(R) Index           MetLife Investment Advisors Company,
  Portfolio..........................  LLC
Neuberger Berman Mid Cap Value
  Portfolio..........................  Neuberger Berman Management LLC
Oppenheimer Global Equity Portfolio..  OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio......  MetLife Investment Advisors Company,
                                       LLC
T. Rowe Price Large Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
Western Asset Management Strategic
  Bond Opportunities Portfolio.......  Western Asset Management Company
Western Asset Management U.S.
  Government Portfolio...............  Western Asset Management Company



-------

(1) Effective May 1, 2009, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio.

(2) Effective May 1, 2009, Artio Global Management, LLC replaced Julius Baer Investment Management, LLC as subadviser.

(3) Effective May 1, 2009, Lehman Brothers(R) Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio.

(4) Effective after 4:00 p.m. Eastern Time on May 1, 2009, FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio (the "Replacement Fund"). If you select the FI Large Cap Portfolio on your application and we receive your application after May 1, 2009, your purchase payments will automatically be allocated to the Replacement Fund. If you do not want your purchase payment to be allocated to the Replacement Fund, you should choose a fund other than the FI Large Cap Portfolio on your application.

(5) Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

(6) Effective May 1, 2009, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio.

(7) Effective May 1, 2009, Frankin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio.

(8) Effective May 1, 2009, Loomis, Sayles & Company, L.P. replaced Franklin Advisers, Inc. as subadviser.

(9) Effective May 1, 2009, Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.

(10) Effective May 1, 2009, Artisan Partners Limited Partnership replaced Harris Associates, L.P. as subadviser.

(11) Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.

     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Effective on or about May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers. As a result, MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
American Funds Balanced Allocation     N/A(1)
  Portfolio..........................
American Funds Growth Allocation       N/A(1)
  Portfolio..........................
American Funds Moderate Allocation     N/A(1)
  Portfolio..........................
BlackRock Large Cap Core Portfolio...  BlackRock Advisors, LLC
Clarion Global Real Estate             ING Clarion Real Estate Securities,
  Portfolio..........................  L.P.
Harris Oakmark International           Harris Associates L.P.
  Portfolio..........................
Janus Forty Portfolio................  Janus Capital Management LLC
Lazard Mid Cap Portfolio.............  Lazard Asset Management LLC
Legg Mason Partners Aggressive Growth  ClearBridge Advisors, LLC
  Portfolio..........................
Legg Mason Value Equity Portfolio....  Legg Mason Capital Management. Inc.
Lord Abbett Bond Debenture             Lord, Abbett & Co. LLC
  Portfolio..........................
Met/AIM Small Cap Growth Portfolio...  Invesco Aim Capital Management, Inc.
Met/Franklin Income Portfolio........  Franklin Advisers, Inc.
Met/Franklin Mutual Shares             Franklin Mutual Advisers, LLC
  Portfolio..........................
Met/Franklin Templeton Founding        N/A(1)
  Strategy Portfolio.................
Met/Templeton Growth Portfolio.......  Templeton Global Advisors Limited
MFS(R) Research International          Massachusetts Financial Services
  Portfolio..........................  Company
Oppenheimer Capital Appreciation       OppenheimerFunds, Inc.
  Portfolio..........................
PIMCO Inflation Protected Bond         Pacific Investment Management Company
  Portfolio..........................  LLC
PIMCO Total Return Portfolio.........  Pacific Investment Management Company
                                       LLC
RCM Technology Portfolio.............  RCM Capital Management LLC
SSgA Growth and Income ETF             SSgA Funds Management, Inc.(3)
  Portfolio(2).......................
SSgA Growth ETF Portfolio(4).........  SSgA Funds Management, Inc.(3)
T. Rowe Price Mid Cap Growth           T. Rowe Price Associates, Inc.
  Portfolio..........................



-------

(1) This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.

(2) Effective September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF Portfolio.

(3) Effective September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as subadviser.

(4) Effective September 2, 2008, Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.

     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                              SUBADVISER
---------                              ----------
American Funds Bond Fund.............  N/A
American Funds Global Small            N/A
  Capitalization.....................
American Funds Growth................  N/A
American Funds Growth-Income.........  N/A


     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

     You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE
TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

     -- For the Metropolitan Fund, we offer Class B shares of the BlackRock Aggressive Growth, Barclays Capital Aggregate Bond Index, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, FI Mid Cap Opportunities, Loomis Sayles Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Mid Cap Stock Index, MetLife Moderate Allocation, MetLife Stock Index, MFS(R) Total Return, Morgan Stanley EAFE(R) Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation Portfolios; Class B shares of BlackRock Large Cap Value, Artio International Stock, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI Value Leaders, Jennison Growth, Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, MFS(R) Value, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios for Contracts issued on or after May 1, 2004 and Class E shares of these Portfolios for Contracts issued prior to May 1, 2004.

     -- For the Met Investors Series Trust, we offer Class B shares of all Portfolios except the Harris Oakmark International Portfolio, which is Class B for Contracts issued on or after May 1, 2003 and Class E for Contracts issued prior to May 1, 2003, the Legg Mason Value Equity Portfolio, which is Class B for Contracts issued on or after May 1, 2004 and Class E for Contracts issued prior to May 1, 2004, and the American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio and American Funds Growth Allocation Portfolio, which are Class C.

     --   For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible

Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                                  FIXED ACCOUNT


     You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased in New York or Washington if any living benefit rider is selected). The Fixed Account is not available if the GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "THE OPERATION OF THE FIXED ACCOUNT" for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available.


                                  THE CONTRACTS

     We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. THE ASSET-BASED INSURANCE CHARGE AMOUNTS DESCRIBED BELOW WILL INCREASE BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:

STANDARD CLASS

     If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.

B PLUS CLASS

     If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year. The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments. Unless we specifically state otherwise, "purchase payments" in reference to the B Plus Class means purchase payments plus any associated bonus amounts.

     The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the Withdrawal Charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the Withdrawal Charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

     Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both. The Company does not expect to receive any additional profit due to the higher charges for the B Plus Class. In addition, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with a bonus may exceed the bonus amount and any related earnings. Accordingly, you should always consider the expenses along with the benefits and other features to be sure any annuity or class of annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see "Amount of Annuity Payments"). The B Plus Class may not be appropriate for use with certain qualified plans where there may be minimal initial purchase payments submitted in the first Contract Year.

     If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

C CLASS

     The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.

L CLASS

     The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.

P CLASS

     The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

                                       ***


     If available, we may offer an employee version of a Standard Class or P Class Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Standard Class or P Class Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture under the same circumstances as the purchase payment credit for the B Plus Class, described above. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.


PURCHASE PAYMENTS

     Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.

     -- For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or as a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account through debit authorization we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.

     -- We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

     -- If you send your purchase payment or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

     -- We will not accept purchase payments made with cash, money orders or travelers checks.

     We may limit purchase payments made under a Contract. Currently, we may limit total purchase payments to $1,000,000.

     NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE FOR THE STANDARD CLASS; NINE YEARS FOR THE B PLUS CLASS AND THE P CLASS; AND THREE YEARS FOR THE L CLASS OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED BY AN INDIVIDUAL) REACHES AGE
91. FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86.

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. If you wish to allocate the payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

     If you choose the GMIB Plus II, Lifetime Withdrawal Guarantee II, and/or Enhanced Death Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value as described in the "Allocation" subsection below.

     If you choose GMIB Plus I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced

Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, SSgA Growth ETF Portfolio and/or SSgA Growth and Income ETF Portfolio (you may participate in the Enhanced Dollar Cost Averaging (EDCA) program, subject to restrictions).

     If you choose the Lifetime Withdrawal Guarantee I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, SSgA Growth ETF Portfolio and/or SSgA Growth and Income ETF Portfolio (you may participate in the EDCA program, subject to restrictions).

     If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely to one of the MetLife Asset Allocation Program portfolios, excluding the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio (you may participate in the EDCA program, subject to restrictions).

     ALLOCATION. If you elect GMIB Plus II, the Lifetime Withdrawal Guarantee II, or the Enhanced Death Benefit, you must comply with the following investment allocation restrictions.

     SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO EITHER (A) OR (B) BELOW:

     (A) You must allocate:

     - 100% of your purchase payments or Contract Value to the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio and/or SSgA Growth and Income ETF Portfolio.

     For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in good order before the close of the New York Stock Exchange on May 1, 2009, the following subaccounts are also available under option (A): the MetLife Moderate to Aggressive Allocation Portfolio, American Funds Growth Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and SSgA Growth ETF Portfolio.

     OR

     (B) You must allocate:

     - at least 30% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account;

     - up to 70% of purchase payments or Contract Value to Platform 2 subaccounts;

     - up to 15% of purchase payments or Contract Value to Platform 3 subaccounts; and

     - up to 15% of purchase payments or Contract Value to Platform 4 subaccounts.

     For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in good order before the close of the New York Stock Exchange on May 1, 2009, the following investment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account and you may allocate up to 85% of purchase payments or Contract Value to Platform 2 subaccounts (the percentages for Platforms 3 and 4 are the same as those listed above).

     See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).

     The subaccounts in each Platform are:

PLATFORM 1 SUBACCOUNTS
American Funds Bond
Barclays Capital Aggregate Bond Index
BlackRock Bond Income
BlackRock Money Market
PIMCO Inflation Protection Bond
PIMCO Total Return
Western Asset Management U.S. Government

PLATFORM 2 SUBACCOUNTS
AMERICAN FUNDS GROWTH
AMERICAN FUNDS GROWTH-INCOME
ARTIO INTERNATIONAL STOCK
BLACKROCK DIVERSIFIED
BLACKROCK LARGE CAP CORE
BLACKROCK LARGE CAP VALUE
BLACKROCK LEGACY LARGE CAP GROWTH*
DAVIS VENTURE VALUE
FI VALUE LEADERS
HARRIS OAKMARK INTERNATIONAL
JANUS FORTY
JENNISON GROWTH
LEGG MASON PARTNERS AGGRESSIVE GROWTH
LEGG MASON VALUE EQUITY
LORD ABBETT BOND DEBENTURE
MET/FRANKLIN INCOME
MET/FRANKLIN MUTUAL SHARES
MET/TEMPLETON GROWTH
METLIFE STOCK INDEX
MFS(R) RESEARCH INTERNATIONAL
MFS(R) TOTAL RETURN
MFS(R) VALUE
MORGAN STANLEY EAFE(R) INDEX
OPPENHEIMER CAPITAL APPRECIATION
OPPENHEIMER GLOBAL EQUITY
T. ROWE PRICE LARGE CAP GROWTH
WESTERN ASSET MANAGEMENT STRATEGIC BOND
  OPPORTUNITIES

PLATFORM 3 SUBACCOUNTS
BlackRock Aggressive Growth
FI Mid Cap Opportunities
Lazard Mid Cap
Met/Artisan Mid Cap Value
MetLife Mid Cap Stock Index
Neuberger Berman Mid Cap Value
T. Rowe Price Mid Cap Growth

PLATFORM 4 SUBACCOUNTS
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
BLACKROCK STRATEGIC VALUE
CLARION GLOBAL REAL ESTATE
LOOMIS SAYLES SMALL CAP CORE
LOOMIS SAYLES SMALL CAP GROWTH
MET/AIM SMALL CAP GROWTH
RUSSELL 2000(R) INDEX
RCM TECHNOLOGY
T. ROWE PRICE SMALL CAP GROWTH

-------

* Effective after 4:00 p.m. Eastern Time on May 1, 2009, FI Large Cap merged with and into BlackRock Legacy Large Cap Growth. If you select the FI Large Cap subaccount on your application and we receive your application after May 1, 2009, your purchase payments will automatically be allocated to BlackRock Legacy Large Cap Growth. If you do not want your purchase payment to be allocated to BlackRock Legacy Large Cap Growth, you should choose a subaccount other than the FI Large Cap subaccount on your application.

     YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

     We determine whether a subaccount is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of a subaccount in the event that a subaccount is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among subaccounts. We will provide you with prior written notice of any changes in classification of subaccounts.

     REBALANCING. If you choose to allocate according to (B) above, we will rebalance your Contract Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Contract Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Contract Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Contract Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.

     The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.

     EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same subaccounts as your most recent allocations for purchase payments.

     CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us at our Annuity Administrative Office or by any other method acceptable to us, provided such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

     TRANSFERS. Please note that any transfer request must result in a Contract Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Separate Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.") The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "THE FIXED ACCOUNT.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits only two of which are available in any state--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The Enhanced Death Benefit is available for an additional charge. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death. After annuitization, the charges for the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider will not be assessed.

     MULTIPLE BENEFICIARIES. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order. If the Death Proceeds payable is an amount that exceeds the Contract Value on the day it is determined, we will apply to the Contract at that time an amount equal to the difference between the Death Proceeds payable and the Contract Value, in accordance with the current allocation of Contract Value. This amount remains in the Variable Account (and/or the Fixed Account, if applicable) until each of the other Beneficiaries submits the necessary documentation in good order to claim their death benefit. Any Death Proceeds amounts held in the Variable Account on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

STANDARD DEATH BENEFIT

     The Standard Death Benefit at any time will be the greater of:

          (1) the Contract Value; or

          (2) total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:

          (1) the Contract Value; or

          (2) the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.

ANNUAL STEP-UP DEATH BENEFIT

     If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Highest Anniversary Value as defined below.

     On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:

          (a) the Contract Value;

          (b) the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or

          (c) the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date.

     If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

     In states where the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider has been approved and the Enhanced Death Benefit has not been approved, you may select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider if you are age 79 or younger at the effective date of your Contract. If you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Enhanced Death Benefit value.

     The Enhanced Death Benefit value is the greater of (a) or (b) below:

          (a) Highest Anniversary Value (as defined above for the Annual Step-Up Death Benefit).

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

               (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

               (ii) Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit value:

          (a) the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and

          (b) the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit amount. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

ENHANCED DEATH BENEFIT RIDER

     In states where approved, you may select the version of the Enhanced Death Benefit rider described below if you are age 75 or younger at the effective date of your Contract, you either (a) have not elected any living benefit rider or
(b) have elected the GMIB Plus II rider and we receive, in good order, your application and necessary information at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has a lower charge and different features), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.

     If you select the Enhanced Death Benefit rider, the amount of the death benefit will be the greater of:

     (1) the Contract Value; or

     (2) the death benefit base.

     The death benefit base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Contract Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.

     The death benefit base is the greater of (a) or (b) below:

          (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal. The percentage reduction in Contract Value is the dollar amount of the withdrawal plus any applicable Withdrawal Charges divided by the Contract Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

          (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

               (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter; and

               (ii) is withdrawal adjustments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter. The withdrawal adjustment for any partial withdrawal in a Contract Year is equal to the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge). However, (1) if the partial withdrawal occurs before the Contract Anniversary immediately prior to your 91st birthday; (2) if all partial withdrawals in a Contract Year are payable to the Owner (or the Annuitant if the Owner is a non-natural person) or other payees that we agree to; and (3) if total partial withdrawals in a Contract Year are not greater than 5% of the Annual Increase Amount on the previous Contract Anniversary, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and will be treated as a single withdrawal at the end of that Contract Year.

          The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described in (b)(ii) above.

     For Contracts issued based on applications and necessary information received in good order at our Annuity Administrative Office on or before May 1, 2009, we offered a version of the Enhanced Death Benefit rider that is no longer available. The prior version is the same as the current version except that: (1) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6% with respect to (b)(i) and (ii) above; (2) different investment allocation restrictions apply (see "THE CONTRACTS--Allocation of Purchase Payments--Investment Allocation Restrictions for Certain Riders"); and
(3) different rider charges apply (see ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Enhanced Death Benefit Rider").

     OPTIONAL STEP-UP. On each Contract Anniversary on or after the first anniversary following the effective date of the rider, you may elect an Optional Step-Up provided that (1) the Contract Value exceeds the Annual Increase Amount immediately before the Step-Up; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

     We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

     The Optional Step-Up will:

          (a) Reset the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and


          (b) Reset the Enhanced Death Benefit rider charge to a rate we shall determine that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.


     On the date of the Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.

     When you elect the Optional Step-Up, provided the above requirements are met, you may elect either:

          (1) a one time Optional Step-Up at any Contract Anniversary; or

          (2) Optional Step-Ups to occur under the Automatic Annual Step-Up (on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically).

     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Enhanced Death Benefit rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you

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

decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

     If you have also elected the GMIB Plus II rider and you elect Optional Step-Ups to occur under the Automatic Annual Step-up, it will remain in effect through the seventh Contract Anniversary following the date you make the election. You may make a new election if you want Automatic Annual Step-Ups to continue after the seventh Contract Anniversary.

     You may discontinue Automatic Annual Step-Ups at any time by notifying us in writing to our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary following the date you make this election. If you discontinue Automatic Annual Step-Ups, the Enhanced Death Benefit rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

     INVESTMENT ALLOCATION RESTRICTIONS. If you select the Enhanced Death Benefit rider, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect the Enhanced Death Benefit, you may not participate in the Dollar Cost Averaging
(DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.

     TERMINATION OF THE ENHANCED DEATH BENEFIT. The Enhanced Death Benefit will terminate upon the earliest of:

          (a) The date you make a total withdrawal of your Contract Value (a pro rata portion of the rider charge will be assessed);

          (b) The date there are insufficient funds to deduct the Enhanced Death Benefit rider charge from your Contract Value;

          (c) The date you annuitize your Contract (a pro rata portion of the rider charge will be assessed);

          (d) A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures;

          (e) The date you assign your Contract, subject to our administrative procedures;

          (f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

          (g) Termination of the Contract to which this rider is attached.

(See Appendix F for examples of the Enhanced Death Benefit.)

EARNINGS PRESERVATION BENEFIT RIDER

     The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit ("Additional Death Benefit") to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners (particularly those approaching age 70 1/2) or in all circumstances. You should discuss with your registered representative whether this rider is appropriate for your needs and circumstances.

     The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner's death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.

     Before the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by (a)-(b) below:

          (a) is the death benefit under your Contract; and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.

     On or after the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:

          (a) the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.

                               BENEFIT PERCENTAGE

     ISSUE AGE        PERCENTAGE
     ---------        ----------
Ages 69 or younger        40%
Ages 70-79                25%
Ages 80 and above          0%


     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit. You may not purchase this benefit if you are 80 years of age or older.

     WE DEDUCT A DAILY FEE AT THE ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS FOR THIS RIDER PRIOR TO ANNUITIZATION. AFTER ANNUITIZATION THE CHARGE WILL NOT BE ASSESSED.

OPTIONS FOR DEATH PROCEEDS

     For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order (see "Payment on Death Prior to Annuitization--Multiple Beneficiaries" above for more information).

     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

     There are comparable rules for distribution on the death of the Annuitant under tax-qualified plans. However, for the Qualified Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death.

     Please check with your registered representative regarding the availability of the following in your state.

     We may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death). (See "Federal Income Tax Considerations.") To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available. The beneficiary may be permitted to choose some of the optional benefits available under the contract but no optional living benefit riders are available and certain contract provisions or programs may not be available.

     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

     --TOTAL CONTROL ACCOUNT

     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has complete access to the proceeds, with unlimited check-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS A PERMISSIBLE ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office,:

          (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

          (2) to continue the Contract under the Beneficiary Continuation provision; or

          (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner's death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.

     For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds, which may include a Highest Anniversary Value and/or an Annual Increase Amount (depending on the optional benefit), are reset on the date the spouse continues the contract.

     Because the Death Proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same-sex marriage spouse.

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, "Tax Status of the Contract."

     We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see "Guaranteed Minimum Accumulation Benefit"). If you have elected to add a GMIB Plus I or Lifetime Withdrawal Guarantee I rider to your Contract, you may only make transfers between certain Eligible Funds. Please refer to the section "LIVING BENEFITS." If you have elected to add a GMIB Plus II, Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider to your Contract, there are investment allocation restrictions, as described in the section "THE CONTRACTS -- Investment Allocation Restrictions for Certain Riders."

     Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)

     During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Additionally, during the Annuity Period, the following Subaccounts are currently not available: American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Moderate Allocation, BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Clarion Global Real Estate, SSgA Growth and Income ETF, SSgA Growth ETF, Davis Venture Value, FI Value Leaders, Met/Artisan Mid Cap Value, Jennison Growth, Artio International Stock, Loomis Sayles Small Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy, Met/Templeton Growth, MetLife Aggressive Allocation, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MFS(R) Total Return, MFS(R) Value, Oppenheimer Capital Appreciation, Oppenheimer Global Equity, PIMCO Inflation Protected Bond, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, Western Asset Management Strategic Bond Opportunities, and Western Asset Management U.S. Government subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of subaccount transfers on the level of annuity payments, see the Statement of Additional Information.

     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

     --MARKET TIMING

     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Artio International Stock Portfolio, BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS(R) Research International Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American

Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in with the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

         AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at anytime. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. (See "THE OPERATION OF THE FIXED ACCOUNT" and the Statement of Additional Information.)

DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. (See APPENDIX A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an "enhanced dollar cost averaging option"). The Guaranteed Account is part of our general account. Enhanced dollar cost averaging is available for Standard Class, P Class and L Class Contracts, but is not available for B Plus Class and C Class Contracts or to purchase payments which consist of money exchanged from other contracts we or an affiliate issues. A purchase payment must be a minimum of $10,000 in order for it to be eligible for the enhanced dollar cost averaging option. A minimum of $500 must be allocated to the enhanced dollar cost averaging option. Only one dollar cost averaging program may be in effect at one time. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Money Market Subaccount unless you instruct us otherwise.

ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually, quarterly, or monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). If you have selected the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, or the Enhanced Death Benefit rider, the Fixed Account is available for the asset rebalancing program. The asset rebalancing program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

WITHDRAWALS

     Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:

     --   any applicable Withdrawal Charge and

     --   the Contract Administrative Fee.

     We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.

     See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" for a description of these charges and when they apply.

     Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.

     -- Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     How to withdraw all or part of your Contract Value.

     -- You must submit a request to our Annuity Administrative Office. (See "Requests and Elections.")

     -- You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Withdrawal Charge waived. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     -- You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

     -- We have to receive your withdrawal request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Amount of Withdrawal. We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw equal dollar amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See "Withdrawal Charge.")

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.

     You may only have one systematic withdrawal program in effect at any time.

     The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.

SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

INACTIVE CONTRACTS

     We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years (unless otherwise specified by your state), the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA, SEP, SIMPLE or other Qualified Contract.

OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

     --   change the Beneficiary

     -- change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)

     --   assign the Contract (subject to limitations)

     --   change the payment option

     -- exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     You may not change the ownership of your Contract without our consent. A change of ownership may terminate certain optional riders. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "FEDERAL INCOME TAX CONSIDERATIONS" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A

Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing", requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:

     -- By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     --   Through your Registered Representative

     -- In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594

     --   By fax (515) 457-4301, or

     -- For transfers or reallocation of future purchase payments, by Internet at www.nef.com

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, the right to assess transfer fees, and general availability of certain riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

                          ASSET-BASED INSURANCE CHARGE,
                     WITHDRAWAL CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

     -- Asset-Based Insurance Charge

     -- Contract Administrative Fee

     -- Withdrawal Charge

     -- For Contracts with an Enhanced Death Benefit Rider, an extra fee

     -- For Contracts with an Earnings Preservation Benefit Rider, an extra fee

     -- For Contracts with a GMIB Rider, an extra fee

     -- For Contracts with a GWB Rider, an extra fee

     -- For Contracts with the GMAB Rider, an extra fee

     -- Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown beginning on page A-14.

ASSET-BASED INSURANCE CHARGE

     We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.

     This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

     If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

     The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.*

                                                    STANDARD    B PLUS
DEATH BENEFIT**                                       CLASS    CLASS***   C CLASS   L CLASS   P CLASS
---------------                                     --------   --------   -------   -------   -------
Standard Death Benefit...........................     1.25%      1.60%      1.60%     1.50%     1.15%
Annual Step-Up Death Benefit.....................     1.45%      1.80%      1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5% Annual Increase
  Death Benefit..................................     1.60%      1.95%      1.95%     1.85%     1.50%


  * We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

 ** See below for an additional optional death benefit rider, the Enhanced Death
    Benefit, for which the charge is assessed on the "death benefit base" and deducted annually from the account value.

*** The Asset-Based Insurance Charge will be reduced on the B Plus Class by
    0.35% after the expiration of the 9-year Withdrawal Charge period.

     For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by 0.25% for subaccounts investing in the American Funds Insurance Series.

CONTRACT ADMINISTRATIVE FEE

     The annual Contract Administrative Fee is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the fee for the prior Contract Year from your Contract Value on each Contract Anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

WITHDRAWAL CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events ("withdrawal events"). (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.) THIS CHARGE DOES NOT APPLY TO THE C CLASS. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options);
(b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.

     When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.

     The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

NUMBER OF
COMPLETE
YEARS FROM
RECEIPT OF       STANDARD
PURCHASE           CLASS   B PLUS CLASS  L CLASS  P CLASS
PAYMENT           CHARGE      CHARGE      CHARGE   CHARGE
----------       --------  ------------  -------  -------
     0.........      7%          9%         7%       8%
     1.........      6%          8%         6%       8%
     2.........      6%          8%         5%       8%
     3.........      5%          7%         0%       7%
     4.........      4%          6%         0%       6%
     5.........      3%          5%         0%       5%
     6.........      2%          4%         0%       4%
     7.........      0%          2%         0%       3%
     8.........      0%          2%         0%       2%
     9 and
       thereaf-
       ter.....      0%          0%         0%       0%


     On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.

     In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

     We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

     If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     Waiver of the Withdrawal Charge. No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:

     --   On the Maturity Date or payment of the Death Proceeds.

     -- If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX B.)

     -- On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts.

     -- On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts.")

     -- If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

     We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.

ENHANCED DEATH BENEFIT RIDER

     If you select the Enhanced Death Benefit, and you are age 0-69 at issue, we will assess a charge during the accumulation phase equal to 0.75% of the death benefit base. If you are age 70-75 at issue, we will assess a charge during the accumulation phase equal to 0.95% of the death benefit base (see "THE CONTRACTS--Enhanced Death Benefit" for a discussion of how the death benefit base is determined). If your death benefit base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. Starting with the first Contract Anniversary, the charge is assessed for the prior Contract Year at each Contract Anniversary, before any Optional Step-Up. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the charge will be assessed. The charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Contract Value. We take amounts from the subaccounts by canceling accumulation units from the Separate Account.

     For Contracts issued from February 24, 2009 through May 1, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.90% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to February 24, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.85% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to May 4, 2009, if you elected both the Enhanced Death Benefit rider and the GMIB Plus II rider (described below), the percentage charge for the Enhanced Death Benefit is reduced by 0.05%.

EARNINGS PRESERVATION BENEFIT RIDER

     If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

     If you have selected a Guaranteed Minimum Income Benefit Rider ("GMIB")--either the GMIB Plus II or GMIB Plus I, or GMIB II or GMIB I, we impose a charge of 1.00% (for the GMIB Plus II), 0.80% (for the GMIB Plus I) and 0.50% (for the GMIB II or GMIB I) of the Income Base at the time the charge is assessed. For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95% of the Income Base at the time the charge is assessed. For the GMIB Plus II, if you elect an Optional Step-Up on any Contract Anniversary as permitted, we may reset the GMIB Rider Charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the rate we charge for the same rider available for new purchases at the time of the Optional Step-Up. For GMIB Plus I, if you elect an Optional Reset on any Contract Anniversary as permitted, we may increase the GMIB Plus I charge to the then current charge applicable to the same rider, but no more than a maximum of 1.50% of the Income Base. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account.

     GMIB II is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Service Center on and after May 4, 2009. GMIB I is not available for sale.

     For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base (0.75% of the Income Base for Contracts issued in New York State).

     For Contracts issued prior to February 26, 2007, the charge for the GMIB Plus I (prior to Optional Reset) is 0.75% of the Income Base. For Contracts issued from May 1, 2003 through April 30, 2005, the GMIB I charge is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts issued prior to February 15, 2003, the charge for the GMIB I is 0.15% lower (0.35% rather than 0.50%). See "GUARANTEED INCOME BENEFITS" for more information on how the charge is calculated. After annuitization, the charge for the Guaranteed Minimum Income Benefit Rider will not be assessed.

LIFETIME WITHDRAWAL GUARANTEE AND GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE

     There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit ("GWB") rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders). The GWB I rider is no longer available for sale. Please check with your registered representative regarding which versions are available in your state.


     If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount (6% in New York) and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary.



     For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount (6% in New York) and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary.


     The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.


     The LWG or GWB rider charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners (or a change in the primary Beneficiary under the Joint Life version of the LWG II), Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), or (under the Lifetime Withdrawal Guarantee II rider) you assign your Contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If the Enhanced GWB, Lifetime Withdrawal Guarantee I or Lifetime Withdrawal Guarantee II rider is cancelled pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the Contract Anniversary to the date the cancellation takes effect.


     If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the Lifetime Withdrawal Guarantee II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up. For Contracts issued prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If you elect an Optional Reset as permitted under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current Contract purchases of the same rider at the time of the reset, but to no more than a maximum of 1.00% (for Enhanced GWB) or 0.95% (for GWB I) of the Guaranteed Withdrawal Amount. For Contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.

     If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") equals zero.

     Some of the descriptions of the GWB I rider may have changed subject to state approval of an endorsement.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER

     The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale, effective for applications and necessary paperwork received on and after May 4, 2009. If you elected the GMAB, a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See "GUARANTEED MINIMUM ACCUMULATION BENEFIT.")

PREMIUM AND OTHER TAX CHARGES

     We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments, earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

     Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date or at any earlier date you choose to annuitize and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

     We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or
(ii) 10 years from the date of issue (this requirement may be changed). If your Contract is acquired pursuant to an exchange from an old contract (see "THE CONTRACTS-- Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract.

     Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant's death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Annuity Date, at full or partial withdrawal, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." We intend to make this payment option available to both tax qualified and non-tax qualified Contracts.

     You select an annuity payment option by written request to us and subject to any applicable federal tax law restrictions.


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     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income. We will make variable payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     You may be able to purchase the Contract as the beneficiary of a deceased person's Individual Retirement Account. If you do so, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." Under certain circumstances, you may satisfy those requirements by electing an annuity option, but you may only elect an annuity option that is available for Death Proceeds. You may choose any optional death benefit available under the Contract, but certain other Contract provisions and programs will not be available. Upon your death, the Death Proceeds would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


----------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.


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

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures, and federal tax law which, among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. THE ASSET-BASED INSURANCE CHARGE FOR ALL CLASSES INCREASES BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.

AMOUNT OF ANNUITY PAYMENTS

     At the Annuity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, and Withdrawal Charges) is applied toward the purchase of annuity payments. We determine the amount of variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Additionally, during the Annuity Period, the following subaccounts are currently not available: American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Moderate Allocation, BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Clarion Global Real Estate, SSgA Growth and Income ETF, SSgA Growth ETF, Davis Venture Value, FI Value Leaders, Met/Artisan Mid Cap Value, Jennison Growth, Artio International Stock, Loomis Sayles Small Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy, Met/Templeton Growth, MetLife Aggressive Allocation, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MFS(R) Total Return, MFS(R) Value, Oppenheimer Capital Appreciation, Oppenheimer Global Equity, PIMCO Inflation Protected Bond, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, Western Asset Management Strategic Bond Opportunities, and Western Asset Management U.S. Government subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                                 LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS

     We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at Contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders--guaranteed income benefits and guaranteed withdrawal benefits:

Guaranteed Income Benefits


     -- Guaranteed Minimum Income Benefit Plus (GMIB Plus II)



     -- Guaranteed Minimum Income Benefit


     Our guaranteed income benefit riders are designed to allow you to invest your Contract Value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Contract Value at the time you annuitize. Prior to exercising the rider and annuitizing your Contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.


     Prior to May 4, 2009, we offered GMIB II. GMIB Plus I and GMIB I are not available for sale.


Guaranteed Withdrawal Benefits


     -- Lifetime Withdrawal Guarantee (Lifetime Withdrawal Guarantee II)



     -- Guaranteed Withdrawal Benefit (Enhanced GWB)




     The guaranteed withdrawal benefit riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.


     With the Lifetime Withdrawal Guarantee (LWG) riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income (without annuitizing) for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II for more information).



     LWG I and GWB I are not available for sale.


Guaranteed Asset Accumulation Benefit

     Prior to May 4, 2009, we offered the Guaranteed Minimum Accumulation Benefit (GMAB). The GMAB is designed to guarantee that your Contract Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted subaccounts you select.

                           GUARANTEED INCOME BENEFITS

     At the time you buy the Contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. Each version of these riders is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL CONTRACT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.

     There are four versions of the GMIB under this Contract:

     -- GMIB Plus II

     -- GMIB Plus I (formerly, the Predictor Plus)

     -- GMIB II (formerly, the Predictor)

     -- GMIB I




     GMIB II is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Administrative Office on and after May 4, 2009. GMIB Plus I and GMIB I are not available for sale.


     Additionally, there may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and an LWG, GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFIT RIDERS

     INCOME BASE AND GMIB ANNUITY PAYMENTS. Under all versions of the GMIB, we calculate an "Income Base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR CONTRACT VALUE OR A MINIMUM RETURN FOR ANY SUBACCOUNT. For purposes of calculating the Income Base, the B Plus Class bonus credits are not included. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment). Partial annuitizations are not permitted under the GMIB riders. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.


     THE GMIB RIDER CHARGE. Rider charges are 1.00% for GMIB Plus II (0.95% in New York), 0.80% for GMIB Plus I and 0.50% of the Income Base for GMIB II and GMIB I at the time the charge is assessed. If your Income Base is increased due to an Optional Step-Up under the GMIB Plus II rider, we may reset the rider charge to a rate that does not exceed lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%. For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base. For Contracts issued prior to February 26, 2007 for which the GMIB Plus I was elected, the rider charge equals 0.75% of the Income Base.


     The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal or annuitization, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the GMIB I and GMIB II is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts applied for prior to February 15, 2003 the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).


     The GMIB Rider Charge will result in the cancellation of Accumulation Units from each applicable subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account in the ratio the Contract Value in a subaccount and/or the Fixed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.



     THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus II in Contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued from February 24, 2009 through May 1, 2009 in all states except New York and prior to May 1, 2009 in New York State, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued in all states except New York before February 24, 2009, and for GMIB Plus I, GMIB II and GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

     The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates.

     If you exercise the GMIB rider, your annuity payments will be the greater of:

     -- the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

     -- the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS".)

     If you choose not to receive annuity payments as guaranteed under the rider, you may elect any of the annuity options available under the Contract.

     OWNERSHIP. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB annuity payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the Owner or oldest Joint Owner or, if the owner is a non-natural person, the Annuitant.


     GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS. The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "FEDERAL INCOME TAX CONSIDERATIONS -- Taxation of Qualified Contracts"), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Reset/Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.


     Additionally, the GMIB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS
-- Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a Beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB benefit may not be exercised until 10 years after purchase, and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for a specified number of years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the Owner's death, and also prohibit payments for as long as the Beneficiary's life in certain circumstances.

     (See Appendix D for examples of the GMIB.)


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

DESCRIPTION OF GMIB PLUS II

     In states where approved, the version of the GMIB Plus II described below is available for Contracts issued based on applications and necessary information that we receive in good order at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different features), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.

     In states where approved, GMIB Plus II rider is available only for Owners up through age 78, and you can only elect GMIB Plus II at the time you purchase the Contract. GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Owner's 91st birthday.

     Income Base. The Income Base is the greater of (a) or (b) below.

          (a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

          (b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:

               (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary prior to the Owner's 91st birthday and 0% thereafter; and

               (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                    (1) The withdrawal adjustment for each withdrawal in a
               Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

                    (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

     (See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)

     For Contracts issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up.

     In determining GMIB Plus II annuity income, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.

     OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET GMIB PLUS II RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF (A) MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE WE CHARGE

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FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE
OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and
(2)the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

     You may elect either: 1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or 2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

     We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

     The Optional Step-Up:

          (1) resets the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

          (2) resets GMIB Plus II waiting period to the tenth Contract Anniversary following the date the Optional Step-Up took effect; and

          (3) may reset GMIB Plus II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.

     For Contracts issued in New York State, an Optional Step-Up also resets the maximum Annual Increase Amount to 270% multiplied by the reset Annual Increase Amount (if greater than the maximum Annual Increase Amount prior to the Optional Step-Up). On the date of the Optional Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect GMIB Plus II, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination subaccounts are selected in accordance with the investment allocation restrictions.

     GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.

     By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

          (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

          (b) the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.


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     The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Contract Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.

     The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS II RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity Contract, however, will continue, and the GMIB Plus II investment allocation restrictions, described above, will no longer apply.

     EXERCISING THE GMIB PLUS II RIDER. If you exercise GMIB Plus II, you must elect to receive annuity payments under one of the following fixed annuity options:

          (1) Life annuity with 5 years of annuity payments guaranteed.

          (2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants (who are not spouses) is greater than 10 years. (See "ANNUITY PAYMENTS.")

Option (2) is available in New York State only if the youngest Annuitant is age 35 or older. These options are described in the Contract and the GMIB Plus II rider. Partial annuitizations are not permitted. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

     The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus II. As with other payout types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR CONTRACT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

     If you exercise GMIB Plus II, your annuity payments will be the greater of:

     -- the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

     -- the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS.")

     If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying Contract Value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.

     If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts"), or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

     The GMIB purchase payout rates are enhanced under the following circumstances (not applicable to Contracts issued in New York State). If:

     -- you begin withdrawals on or after your 62nd birthday;

     -- your Contract Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and

     -- the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;


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     then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5.5% of the Income Base (calculated on the date the payments are determined).


     Alternatively, if:

     -- you begin withdrawals on or after your 60th birthday;

     -- your Contract Value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an Income Base remaining; and

     -- the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

     then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).

     If you choose not to receive annuity payments as guaranteed under GMIB Plus II, you may elect any of the annuity options available under the Contract.

     TERMINATING THE GMIB PLUS II RIDER. Except as otherwise provided in GMIB Plus II rider, the GMIB Plus II will terminate upon the earliest of:

          a) The 30th day following the Contract Anniversary prior to your 91st birthday;

          b) The date you make a complete withdrawal of your Contract Value (if there is an Income Base remaining, you will receive payments based on the remaining Income Base);

          c) The date you elect to receive annuity payments under the Contract and you do not elect to receive payments under the GMIB;

          d) Death of the Owner or Joint Owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;


          e) A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the Contract, subject to our administrative procedures;


          f) The effective date of the Guaranteed Principal Option; or

          g) The date you assign your Contract, subject to our administrative procedures.

     When GMIB Plus II rider terminates, the corresponding GMIB Plus II rider charge terminates and the GMIB Plus II investment allocation restrictions no longer apply.

     (See Appendix D for examples illustrating the operation of GMIB Plus II.)

     For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:

          (1) The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter.

          (2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.

          (3) Different investment allocation restrictions apply. (See "THE CONTRACTS -- Allocation of Purchase Payments -- Investment Allocation Restrictions for Certain Riders.")

          (4) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum.


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

          (6) The GMIB payout rates are enhanced to be at least (a) 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 62nd birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed, or (b) 5% of the Income Base (calculated on the date the payments are determined) if: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

     For Contracts issued in all states except New York before February 24, 2009, differences (1) through (4) above apply, and the following replaces differences (5) and (6):

          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum.
     (6) The GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

     For Contracts issued in New York State on or prior to May 1, 2009, differences (1), (2) and (3) apply, the following replaces differences (4), (5) and (6), and there is an additional difference (7):

          (4) The GMIB annuity rates for ages 85-90 are the same as those for age 84;

          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum.

          (6) The joint and last survivor annuity option is only available if the oldest annuitant's attained age is 55 or older.

          (7) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;

DESCRIPTION OF GMIB PLUS I (FORMERLY, THE PREDICTOR PLUS)

     In states where GMIB Plus I has been approved and GMIB Plus II has not been approved, GMIB Plus I is available only for Owners up through age 75, and you can only elect GMIB Plus I at the time you purchase the Contract. We may refer to GMIB Plus I as the Predictor Plus in marketing material or other communications. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.

     GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:

          (1) The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter.

          (2) An "Optional Step-Up" under GMIB Plus II rider is referred to as an "Optional Reset" under the GMIB Plus I rider. An Optional Reset is permitted only if: (a) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (b) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

          (3) If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%.

          (4) The Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the tenth Contract Anniversary and through the contract anniversary prior to the Owner's 86th birthday.

          (5) We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a Class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I rider and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a Class of Contract.


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

          (6) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

          (7) Termination provision g) above does not apply, and the following replaces termination provision a), above:

               The 30th day following the Contract Anniversary on or following your 85th birthday.

          and the following replaces termination provision d), above:

               Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract.

          (8) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum.

          (9) If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and
     (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

          (10) If you elect GMIB Plus I, you are limited to allocating your purchase payments and Contract Value among the Fixed Account and/or following subaccounts:

               (a) the MetLife Conservative Allocation Portfolio

               (b) the MetLife Conservative to Moderate Allocation Portfolio

               (c) the MetLife Moderate Allocation Portfolio

               (d) the MetLife Moderate to Aggressive Allocation Portfolio

               (e) the American Funds Moderate Allocation Portfolio

               (f) the American Funds Balanced Allocation Portfolio

               (g) the American Funds Growth Allocation Portfolio

               (h) the Met/Franklin Templeton Founding Strategy Portfolio

               (i) the SSgA Growth and Income ETF Portfolio

               (j) the SSgA Growth ETF Portfolio

               (k) the BlackRock Money Market Portfolio.

     You may elect to participate in the EDCA program, provided that your destination subaccounts are one or more of the above-listed subaccounts.

     For Contracts issued before July 16, 2007, the enhanced GMIB purchase payout rates described in item (9) above will not be applied.

     For Contracts issued before February 26, 2007, we offered a version of GMIB Plus I that is no longer available. Under this prior version, when we calculate the Annual Increase Amount: (1) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday; and (2) the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base (with a maximum charge of up to 1.50% upon the exercise of the Optional Reset feature). (See Appendix D for examples of the GMIB.)

     For Contracts issued before February 27, 2006, you may elect an Optional Reset under GMIB Plus I as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract

Anniversary, and you may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the Optional Resets from every third Contract Anniversary to every Contract Anniversary. You will also be able to elect Automatic Annual Step-Ups, as described above.

DESCRIPTION OF GMIB II (FORMERLY, THE PREDICTOR)

     The GMIB II rider is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Administrative Office on and after May 4, 2009.

     In states where approved, GMIB II was available only for Owners up through age 75, and you can only elect GMIB II at the time you purchase the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday. We may refer to GMIB II as the Predictor in marketing materials or other communications.

     GMIB II is otherwise identical to GMIB Plus II, with the following exceptions:

          (1) The additional charge for GMIB II is lower (see "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Minimum Income Benefit Rider").

          (2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:

               a. the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter, and

               b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph (b)(ii)(2) of the "Income Base" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.

          (3) There is no Guaranteed Principal Option.

          (4) There is no Optional Reset feature.

          (5) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

          (6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum and GMIB payout rates are not enhanced.

          (7) The following replaces termination provision a), above:

     The 30th day following the Contract Anniversary on or following your 85th birthday.

          (8) The following replaces termination provision d), above:

               Death of the owner or joint owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract.

          (9) The following replaces termination provision e), above:

               A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract.

          (10) Termination provisions f) and g), above, do not apply.

          (11) There are no limitations to how you may allocate your purchase payments and Contract Value among the subaccounts, and you may participate in the Dollar Cost Averaging (DCA) program.

     (See Appendix D for examples illustrating the operation of GMIB II.)

DESCRIPTION OF GMIB I

     The GMIB I Rider is not available for sale.

     In states where approved, you could only elect GMIB I at the time you purchased the Contract and if you were age 75 or less. Once elected, the rider cannot be terminated except as described below. GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.

     GMIB I is identical to GMIB II, with the following exceptions:

          (1) The GMIB I Income Base is calculated as described above in "Description of GMIB Plus II--Income Base", except that:

               a) Withdrawals may be payable as you direct without affecting the withdrawal adjustments;

               b) The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Owner's 81st birthday and 0% thereafter; and

               (c) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.

          (2) The following replaces termination provision d), above:

          Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.

          (3) If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts"), or your Contract lapses, the GMIB I rider terminates (even if there remains any Income Base) and no payments will be made under the rider.

     We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See "THE CONTRACTS--Options for Death Proceeds.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected GMIB I.

                         GUARANTEED WITHDRAWAL BENEFITS

     We offer optional guaranteed withdrawal benefit riders for an additional charge. There are four different versions of the GWB under this Contract:

     -- Lifetime Withdrawal Guarantee II ("LWG II")

     -- Lifetime Withdrawal Guarantee I ("LWG I")

     -- Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

     -- Guaranteed Withdrawal Benefit I ("GWB I")


     LWG I and GWB I are no longer available for sale. There may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state.



     Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee riders guarantee income, without annuitizing the Contract, for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)

     If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the Contract, prior to age 86. Contracts issued in New York State are subject to the following issue age requirements for the Lifetime Withdrawal Guarantee I: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old (because of the requirement that the Contract be owned by joint owners, in New York the Joint Life Version is only available for Non-Qualified Contracts). You may not have this benefit and another living benefit (GMIB or GMAB) or the Enhanced Death Benefit rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS

     MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee riders after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II--Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge.")

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) UNTIL TERMINATION OF THE RIDER.

     GWB AND LWG RIDER CHARGES. If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected a guaranteed withdrawal benefit.


     The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee
II -- Total Guaranteed Withdrawal Amount") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount (6% in New York) and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount (6% in New York) and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the Lifetime Withdrawal Guarantee II rider charge to a rate we shall determine that does not exceed the Maximum Optional Step-Up Charge of 1.50% (Single Life version) or 1.80% (Joint Life version), provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of the Step-Up. For Contracts issued prior to February 24, 2009, the Maximum Optional Step-up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the


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Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal
Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee
II -- Remaining Guaranteed Withdrawal Amount") equals zero.

     The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "Description of the Enhanced Guaranteed Withdrawal Benefit -- Guaranteed Withdrawal Amount") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. If you elect an Optional Reset as permitted under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current Contract purchases of the same rider at the time of the reset, but to no more than a maximum of 1.00% (for Enhanced GWB) or 0.95% (for GWB I) of the Guaranteed Withdrawal Amount. (For contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.) If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "Description of the Enhanced Guaranteed Withdrawal Benefit -- Benefit Base") equals zero.

     WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 9% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge" and "THE CONTRACTS--Systematic Withdrawals.")

     TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

     TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB AND LWG RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE CONTRACT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.

     GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

     Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent's Non-Qualified Contract.

     (See Appendix E for examples of the GWB riders.)

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II

     In states where approved, the version of the Lifetime Withdrawal Guarantee II described below is available for Contracts issued based on applications and necessary information that we receive in good order at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different investment allocation restrictions -- see "THE CONTRACTS -- Allocation of Purchase
Payments -- Investment Allocation Restrictions for Certain Riders"), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.


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     TOTAL GUARANTEED WITHDRAWAL AMOUNT.  While the Lifetime Withdrawal
Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount . The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. For purposes of calculating the Total Guaranteed Withdrawal Amount, the B Plus Class bonus credits are not included. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any Withdrawal Charge) reduces the Contract Value. We refer to this type of withdrawal as an Excess Withdrawal.

     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Contract Value.

     7.25% COMPOUNDING INCOME AMOUNT. For Contracts issued in all states except New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

         6% Compounding Income Amount (New York State only). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date you reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). If the first withdrawal is taken before the Contract Anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

         If you elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66 , until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66 , the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

     ANNUAL BENEFIT PAYMENT. For Contracts issued in all states except New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal on or after the date you reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal on or after the date you reach age 76).

         Annual Benefit Payment (New York State only). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed

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    Withdrawal Amount multiplied by the 5% withdrawal rate (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If you elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make the first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).

IT IS IMPORTANT TO NOTE:

     -- If you take your first withdrawal before the date you reach age 59 1/2
        (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero. This means if your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.


     -- If you take your first withdrawal on or after the date you reach age
        59 1/2 (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation, and, for Contracts issued in New York State, if you take your first withdrawal when you and your spouse are at least age
        59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age
        59 1/2 at continuation). Therefore, you will be guaranteed income for life.


     -- If you take your first withdrawal on or after the date you reach age 76, your Annual Benefit payment will be set equal to a 6% Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if you elect the Joint Life Version, if you take your first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.


     -- IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO
        BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 7.25% COMPOUNDING INCOME AMOUNT (6% COMPOUNDING INCOME AMOUNT FOR CONTRACTS ISSUED IN NEW YORK STATE) ONCE YOU MAKE YOUR SECOND WITHDRAWAL (FIRST WITHDRAWAL FOR CONTRACTS ISSUED IN NEW YORK). HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


     -- At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II rider. Annuitization may provide higher income amounts if the current annuity option rates applied to the Contract Value (reduced by applicable premium tax, Contract Administrative Fee and Withdrawal Charges) on the Annuity Date exceed the payments under the LWG II rider. Also, income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II rider (see "FEDERAL INCOME TAX CONSIDERATIONS").


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     MANAGING YOUR WITHDRAWALS.  It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether you have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE (6% WITHDRAWAL RATE IF YOU MAKE YOUR FIRST WITHDRAWAL ON OR AFTER THE DATE YOU REACH AGE 76).

     IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE CONTRACT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero.

     You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (or 6% if you make your first withdrawal on or after the date you reach age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

     AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 91st birthday (or, for Contracts issued in New York State with the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

     The Automatic Annual Step-Up:

     -- resets the Total Guaranteed Withdrawal Amount and the Remaining
        Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;

     -- resets the Annual Benefit Payment equal to 5% of the Total Guaranteed
        Withdrawal Amount after the Step-Up (or 6% if you make your first withdrawal on or after the date you reach age 76) or, for Contracts issued in New York State, if the Joint Life version was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse is at least age 63); and

     -- may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.

     For contracts issued before February 24, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).

     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Annuity Administrative office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.


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     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "THE CONTRACTS--Investment Allocation Restrictions For Certain Riders". If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging
(EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.

     JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. (See "THE CONTRACTS--Options for Death Proceeds.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the Withdrawal Rate upon continuation of the Contract and LWG II rider by the spouse will be based on the age of the Contract Owner, or oldest Joint Owner, at the time the first withdrawal was taken (see "Annual Benefit Payment" above). In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the Contract Owner under the Joint Life version of the LWG II.

     For contracts issued prior to February 24, 2009, the current charge for the Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%).

     For Contracts issued in New York State, in order for you and your spouse to receive lifetime income, you and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions for Contracts issued in New York State (see "6% Compounding Income Amount" above.) In addition, the withdrawal rate for the Joint Life Version may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State (see "Annual Benefit Payment" above).

     CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Investment Allocation Restrictions For Certain Riders" will no longer apply. The variable annuity Contract, however, will continue.

     If you cancel the LWG II rider on the fifteenth Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to

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restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:

          (a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and

          (b) is the Contract Value on the date of cancellation.

     The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. The Guaranteed Principal Adjustment will never be less than zero.

     Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.

     TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:

          (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

          (2) the date all of the Contract Value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

          (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value and your Contract is thereby terminated (whatever Contract Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the Contract);

          (4) death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

          (5) change of the Owner or Joint Owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

          (6) the effective date of the cancellation of the rider;

          (7) termination of the Contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death);

          (8) the date you assign your Contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed); or.

          (9) only for Contracts issued in New York State with the Joint Life version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.

     Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

     ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess

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Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

     Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the LWG II rider charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I

     In states where the Lifetime Withdrawal Guarantee II is not yet approved, we offer (in states where approved) the Lifetime Withdrawal Guarantee I rider. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.

     TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.

     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.

     COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). On the other hand, if you elect the LWG II rider, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining

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Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total
Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.

     ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (there is no 6% Withdrawal Rate for taking later withdrawals).

     AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the Owner's 86th birthday.

     RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Withdrawal Benefit Rider").

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your purchase payments and Contract Value among the Fixed Account and/or the following Subaccounts:

          (1) MetLife Conservative Allocation Subaccount

          (2) MetLife Conservative to Moderate Allocation Subaccount

          (3) MetLife Moderate Allocation Subaccount

          (4) MetLife Moderate to Aggressive Allocation Subaccount

          (5) American Funds Moderate Allocation Subaccount

          (6) American Funds Balanced Allocation Subaccount

          (7) American Funds Growth Allocation Subaccount

          (8) Met/Franklin Templeton Founding Strategy Subaccount

          (9) the SSgA Growth and Income ETF Portfolio

          (10) the SSgA Growth ETF Portfolio

          (11) BlackRock Money Market Subaccount.

     You may also elect to participate in dollar cost averaging or EDCA programs, provided that your destination Subaccounts are one or more of the above listed Subaccounts you have chosen. On the other hand, if you elect the LWG II rider, you must comply with the restrictions listed in "THE CONTRACTS--Investment Allocation Restrictions For Certain Riders."

DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

     BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Contract Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

     The Benefit Base is equal to:

     -- Your initial purchase payment, increased by the 5% GWB Bonus Amount;

     -- Increased by each subsequent purchase payment, and by the 5% GWB Bonus
        Amount;


     -- Reduced dollar for dollar by Benefits Paid, which are withdrawals
        (including any applicable Withdrawal Charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and



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     -- If a Benefit Paid from your Contract is not payable to the Contract
        Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant 's bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

     (See Appendix E for examples of how withdrawals affect the Benefit Base.)

     ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.


     MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals (including any applicable Withdrawal Charge) during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant 's bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the decrease for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.


     (See Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

     You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.

     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as excess withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution program is based on information relating to this Contract only. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

     GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. For purposes of calculating the Guaranteed Withdrawal Amount, B Plus Class bonus credits are not included. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as

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described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.

     OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the Owner (or the oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. The Optional Reset will reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. An Optional Reset will:

     -- Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the
        Contract Value on the date of the reset;

     -- Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and

     -- Reset the Enhanced GWB rider charge equal to then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.

     You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Contract Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person).

     We must receive your request for a one time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing at our Annuity Administrative Office) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.

     If you elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Contract Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.

     In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one- time Optional Reset or reinstate Automatic Annual Resets.)

     It is possible to elect a one-time Optional Reset when the Contract Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Contract Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Contract Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Contract Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Contract Value is larger than the Guaranteed Withdrawal Amount.

     Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).


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     For Contracts issued prior to July 16, 2007, you may elect an Optional
Reset beginning with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday) and at any subsequent Contract Anniversary prior to the Owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available

     CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing at our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The Contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.

     TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:

          (1) the date you make a full withdrawal of your Contract Value;

          (2) the date you apply all of your Contract Value to an annuity option;

          (3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Contract Value (whatever Contract Value is available will be applied to pay the annual Enhanced GWB rider charge);

          (4) the date we receive due proof of the Owner's death and a beneficiary claim form, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;

          (5) a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason;

          (6) The effective date of cancellation of the rider; or

          (7) the termination of your Contract.

     ADDITIONAL INFORMATION. If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the Enhanced GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

     If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other Contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.

     If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant , if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For

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purposes of the preceding sentence, if the payee is a non-natural person, the
Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Enhanced GWB rider charge; or (3) the Contract Owner or Joint Owner (or the Annuitant , if the Owner is a non-natural person) dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I

     The GWB I rider is no longer available for sale. The GWB I rider is the same as the Enhanced GWB rider described above, with the following differences:

          (1) there is no favorable treatment of required minimum distributions;

          (2) the GWB I rider charge continues even if your Benefit Base equals zero;

          (3) you may only elect the Optional Reset once every five Contract Years instead of every Contract Year;

          (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; and

          (5) you do not have the ability to cancel the rider following your fifth Contract Anniversary.

     By endorsement, the GWB I rider has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday), and you may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner's 86th birthday, as long as it has been at least three years since the last Optional Reset.

                     GUARANTEED MINIMUM ACCUMULATION BENEFIT

     The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale, effective for applications and necessary paperwork received on and after May 4, 2009. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.

     If you elected the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of the Asset Allocation subaccounts available in your Contract (the MetLife Moderate to Aggressive Allocation Subaccount and the MetLife Aggressive Allocation Subaccount are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect. The Asset Allocation subaccount you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:

                                                    GUARANTEED AMOUNT
ASSET ALLOCATION                                      (% OF PURCHASE     YEARS TO RIDER
SUBACCOUNT                                              PAYMENTS)         MATURITY DATE
----------------                                    -----------------    --------------
MetLife Conservative Allocation Subaccount.......          130%             10 years
MetLife Conservative to Moderate Allocation
  Subaccount.....................................          120%             10 years
MetLife Moderate Allocation Subaccount...........          110%             10 years


     For more information on the Asset Allocation subaccounts, please see "Investment Advice" in your contract prospectus as well as the prospectus for the Asset Allocation portfolios the subaccounts invest in.

     You may elect the GMAB rider when you purchase the Contract, up through age
80. However, you may not elect the GMAB rider if you have also elected the Enhanced Death Benefit rider, a GWB rider or a GMIB rider.

     BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your Contract that is shown on your contract schedule page (currently $5,000,000). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

     On your Contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the total Contract Value.

  EXAMPLE:

          Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

     The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the Contract prior to the Rider Maturity Date.

     Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.

     At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract's Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).

     If your Contract Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.

     If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.

     Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.

  EXAMPLE:

          Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).

          In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000
     ($11,000 - $11,000 = $0).

     RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.

     Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

     CANCELLATION. You have a one-time right to cancel this optional benefit, to take effect on your fifth Contract Anniversary. We must receive your request in writing at our Annuity Administrative Office within the 90-day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

GMAB RIDER CHARGE

     The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.

     GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS") or IRA Contract (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) because, under tax rules, such Contracts generally require distributions to commence by the end of the calendar year following the year of the Contract Owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

SUMMARY OF LIVING BENEFIT RIDERS

     The chart below highlights certain differences among the living benefit riders. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.*

----------------------------------------------------------------------------------------------------------
                                                                           WITHDRAWAL
                                                                           GUARANTEES


                                     INCOME
                                   GUARANTEES                  LIFETIME
                                                              WITHDRAWAL
                                   GMIB PLUS                  GUARANTEE                   ENHANCED
                                     I & II                     I & II                      GWB

----------------------------------------------------------------------------------------------------------

 LIFETIME INCOME               Yes (after waiting            Yes (if first                   No
                                    period)             withdrawal on or after
                                                              age 59 1/2)

----------------------------------------------------------------------------------------------------------

 BENEFIT RIDER INVOLVES               Yes                         No                         No
 ANNUITIZATION

----------------------------------------------------------------------------------------------------------

 WITHDRAWALS                 Prior to annuitization               Yes                        Yes
 PERMITTED(1)

----------------------------------------------------------------------------------------------------------

 WAITING PERIOD            Must wait 10 years to      None (age 59 1/2 for                  None
                           annuitize under rider;     lifetime withdrawals)
                           Optional Step-Up(2)
                           restarts waiting period;
                           Withdrawals available
                           immediately

----------------------------------------------------------------------------------------------------------

 RESET/STEP-UP                        Yes                         Yes                        Yes

----------------------------------------------------------------------------------------------------------

 MAY INVEST IN VARIABLE      Prior to annuitization               Yes                        Yes
 ACCOUNT

----------------------------------------------------------------------------------------------------------

 INVESTMENT ALLOCATION                Yes                         Yes                        No
 REQUIREMENTS

----------------------------------------------------------------------------------------------------------

 ABILITY TO CANCEL RIDER   Yes, after 10 years, can   Yes, at 5th, 10th & 15th   Yes, within 90 days after
                           take lump-sum option       Contract Anniversary,      5th Contract Anniversary
                           under the GPO provisions   annually thereafter; or,
                                                      lump-sum option under the
                                                      GPA provisions after 15
                                                      years
----------------------------------------------------------------------------------------------------------

 DEATH BENEFIT             Prior to annuitization,    Contract death benefit or  Ability to receive
                           Contract death benefit     alternate rider death      Benefit Base in series of
                           available(3)               benefit; ability to        payments instead of
                                                      receive Remaining          Contract death benefit
                                                      Guaranteed Withdrawal
                                                      Amount in series of
                                                      payments instead of
                                                      Contract death benefit
----------------------------------------------------------------------------------------------------------

 CURRENT RIDER             GMIB Plus II: 1.00%; GMIB  LWG II: 1.25% (Single         Enhanced GWB: 0.55%
 CHARGES(4)                Plus I: 0.80%              Life version) or 1.50%
                                                      (Joint Life version); LWG
                                                      I: 0.50% (Single Life
                                                      version) or 0.70% (Joint
                                                      Life version)

----------------------------------------------------------------------------------------------------------



-------

* For a description of the GMAB, GMIB II and GWB I riders, which are no longer available as of May 4, 2009, see "Living Benefits" above.
(1)  Withdrawals will reduce the living and death benefits and Contract Value.
(2)  For GMIB Plus I, the Optional Step-Up is called the "Optional Reset."
(3) If the Contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "ANNUITY PAYMENTS" and the rider descriptions for more information.
(4) Certain rider charges may increase upon a Optional Reset or Optional Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than account value. For example, the charge for GMIB Plus II is 1.00% of the Income Base. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" and the individual rider descriptions for more information.

                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) of the Code ("Qualified Plans"); and

          2. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously was available for use in TSA Plans funded solely by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

     It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     - made on or after the taxpayer reaches age 59 1/2;

     - made on or after the death of an Owner;

     - attributable to the taxpayer's becoming disabled;

     - made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

     - under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as
well as page A-   of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

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     Transfers, Assignments or Exchanges of a Contract.  Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2009, $5,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2009. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable

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to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

     As part of the new IRS regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     Hurricane Relief. Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

     To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Required Minimum Distributions. Qualified Contracts (including contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your

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retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

     Under recently enacted legislation, you (and after your death, your designated Beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five-year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five-year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuity payments under your Contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.

     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Guaranteed Benefits. If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

     We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).


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     Commutation Features Under Annuity Payment Options.  Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.


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     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                  VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                          DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.


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     Distributor also makes payments for the sale of the Contracts to the
Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms (affiliated and non affiliated)will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., MetLife Investors Distribution Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                       THE OPERATION OF THE FIXED ACCOUNT

     The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and

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earn a guaranteed rate of interest. The Fixed Account is not available to
Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the GMIB I or GMIB II has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the GMIB Plus I or GMAB is selected.

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. You can contact us or consult your registered representative for our current limits.

     Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company's general account (but outside the Fixed Account).

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a "last-in, first-out" basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. See the Statement of Additional Information.

     We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the subaccounts for a Class; (ii) total returns for the subaccounts for a Class, (iii) non-standard returns for the subaccounts for a Class and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the subaccounts for a specified period for a Class. Total returns for the subaccounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a subaccount's performance for a Class compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. We may reflect bonus amounts in performance relating to the B Plus Class.

YIELDS

     The current yield of the BlackRock Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a subaccount (beside the BlackRock Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for the stated times. Average annual total return of a subaccount tells you the return you would have experienced if you allocated a $1,000 purchase payment to a subaccount for the specified period. We provide average annual total returns for the subaccounts on a Class-specific basis. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount for that Class (assuming selection of the Standard Death Benefit), including any Withdrawal Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standard total return for a Class will reflect the charge for GMIB I or GMIB II but will not reflect charges for any other optional additional benefits, including the Earnings Preservation Benefit Rider. From time to time in response to changes in the marketplace, promotional emphasis, and actual sales experience, we may modify our determination of which charges and deductions for optional features to factor into each Class's standardized average annual total returns. Narrative disclosure accompanying performance information in marketing materials always will indicate clearly which charges and deductions are reflected in performance for each Class. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the subaccount if any of those periods are not available.

NON-STANDARD RETURN

     "Non-Standard" average annual total return information for a Class may be presented, computed on the same basis as described above, except that deductions may not include the Withdrawal Charge or the charge for the GMIB. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a subaccount. We may also provide non-standard performance that reflects the inclusion or exclusion of various optional riders on a Class-specific basis. Narrative disclosure in marketing material containing non-standard returns will indicate which charges and deductions are reflected. Non-standard performance for a Class will be accompanied by standard performance for that Class.

     We may also illustrate on a Class-specific basis what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Withdrawal Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Withdrawal Value reflects the deduction of any Withdrawal Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Withdrawal Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Withdrawal Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Withdrawal Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Withdrawal Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual Contract Administrative Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments on a Class-specific basis in the same manner as described above based on hypothetical returns. To see an example of one such hypothetical illustration, refer to Appendix G.

OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each subaccount on a Class-specific basis to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Advertising and sales literature may also show the performance rankings of the subaccounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS"), or may compare to the performance of a subaccount on a Class-specific basis to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION

     The following tables show the Accumulation Unit Values through December 31, 2008 for each subaccount. The Accumulation Unit Values are shown for Contracts with the lowest total Variable Account charge that applied through December 31, 2008, and for Contracts with the highest total Variable Account Charge that applied through December 31, 2008. The first table shows Contracts with the Standard Death Benefit and no riders (1.15% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 1.40%). The second table shows Contracts with the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the Earnings Preservation Benefit Rider (2.20% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 2.45%.) All other possible combination of charges for an American Forerunner Series Contract appear in the Statement of Additional Information, which is available upon request by writing or calling New England Securities Corporation, 501 Boylston St., Boston, MA 02116 1-800-777-5897 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
            (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION


                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
American Forerunner -- 1.15
  American Funds Balanced Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................    10.008739      7.023763     2,139,300
  American Funds Growth Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      6.370796     5,674,388
  American Funds Moderate Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................    10.018739      7.698627     1,998,760
  BlackRock Aggressive Growth Sub-Account (Class
     B)
     05/01/2004 to 12/31/2004....................    34.939028     38.800924         8,169
     01/01/2005 to 12/31/2005....................    38.800924     42.360155        21,964
     01/01/2006 to 12/31/2006....................    42.360155     44.585585        48,714
     01/01/2007 to 12/31/2007....................    44.585585     52.991867        71,893
     01/01/2008 to 12/31/2008....................    52.991867     28.371329        88,238
  BlackRock Bond Income Sub-Account (Class B)
     07/02/2001 to 12/31/2001....................     3.967687      4.116167       163,045
     01/01/2002 to 12/31/2002....................     4.116167      4.401486     1,804,114
     01/01/2003 to 12/31/2003....................     4.401486      4.594079     4,102,407
     01/01/2004 to 12/31/2004....................     4.594079      4.730889     5,962,426
     01/01/2005 to 12/31/2005....................     4.730889      4.777709     7,142,220
     01/01/2006 to 12/31/2006....................     4.777709      4.918626     7,522,271
     01/01/2007 to 12/31/2007....................     4.918626      5.154892     7,063,348
     01/01/2008 to 12/31/2008....................     5.154892      4.909032     5,787,885
  BlackRock Diversified Sub-Account (Class B)
     05/01/2004 to 12/31/2004....................    36.941912     39.924032        17,530
     01/01/2005 to 12/31/2005....................    39.924032     40.581393        32,172
     01/01/2006 to 12/31/2006....................    40.581393     44.229038        41,317
     01/01/2007 to 12/31/2007....................    44.229038     46.176288        48,017
     01/01/2008 to 12/31/2008....................    46.176288     34.251139        49,567
  BlackRock Large Cap Core Sub-Account(12)
     04/30/2007 to 12/31/2007....................     8.290231      8.375437       475,242
     01/01/2008 to 12/31/2008....................     8.375437      5.190547       508,205

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  BlackRock Large Cap Sub-Account(12) (previously
     BlackRock Investment Trust Sub-Account
     (Class B))
     07/02/2001 to 12/31/2001....................     7.405651      6.772638         9,147
     01/01/2002 to 12/31/2002....................     6.772638      4.935465       174,161
     01/01/2003 to 12/31/2003....................     4.935465      6.338206       420,746
     01/01/2004 to 12/31/2004....................     6.338206      6.929556       622,871
     01/01/2005 to 12/31/2005....................     6.929556      7.077751       612,453
     01/01/2006 to 12/31/2006....................     7.077751      7.964984       514,294
     01/01/2007 to 04/27/2007....................     7.964984      8.359930             0
  BlackRock Large Cap Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     1.074511      1.187350     1,779,030
     01/01/2005 to 12/31/2005....................     1.187350      1.239040     3,199,011
     01/01/2006 to 12/31/2006....................     1.239040      1.459220     4,651,289
     01/01/2007 to 12/31/2007....................     1.459220      1.487583     6,643,621
     01/01/2008 to 12/31/2008....................     1.487583      0.954237     7,976,000
  BlackRock Large Cap Value Sub-Account (Class
     E)(9)
     05/01/2002 to 12/31/2002....................     1.000000      0.793741       375,552
     01/01/2003 to 12/31/2003....................     0.793741      1.062518     2,038,338
     01/01/2004 to 12/31/2004....................     1.062518      1.190256     3,754,139
     01/01/2005 to 12/31/2005....................     1.190256      1.243644     3,394,211
     01/01/2006 to 12/31/2006....................     1.243644      1.465566     3,610,207
     01/01/2007 to 12/31/2007....................     1.465566      1.496121     3,903,735
     01/01/2008 to 12/31/2008....................     1.496121      0.960759     3,627,371
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.375262      2.606996       350,302
     01/01/2005 to 12/31/2005....................     2.606996      2.751324       757,219
     01/01/2006 to 12/31/2006....................     2.751324      2.825633       887,193
     01/01/2007 to 12/31/2007....................     2.825633      3.307992     1,134,135
     01/01/2008 to 12/31/2008....................     3.307992      2.070212     1,395,870
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class E)(9)
     07/02/2001 to 12/31/2001....................     3.039302      2.779511       273,278
     01/01/2002 to 12/31/2002....................     2.779511      1.834426     2,050,719
     01/01/2003 to 12/31/2003....................     1.834426      2.446494     4,355,028
     01/01/2004 to 12/31/2004....................     2.446494      2.626601     5,025,000
     01/01/2005 to 12/31/2005....................     2.626601      2.774555     4,418,744
     01/01/2006 to 12/31/2006....................     2.774555      2.852573     3,974,723
     01/01/2007 to 12/31/2007....................     2.852573      3.342657     3,563,998
     01/01/2008 to 12/31/2008....................     3.342657      2.093982     3,054,506

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  BlackRock Money Market Sub-Account (Class B)
     07/02/2001 to 12/31/2001....................     2.316804      2.332669       365,811
     01/01/2002 to 12/31/2002....................     2.332669      2.332852     2,821,839
     01/01/2003 to 12/31/2003....................     2.332852      2.318973     6,195,400
     01/01/2004 to 12/31/2004....................     2.318973      2.309213     6,704,053
     01/01/2005 to 12/31/2005....................     2.309213      2.343071     6,730,542
     01/01/2006 to 12/31/2006....................     2.343071      2.421770     7,612,640
     01/01/2007 to 12/31/2007....................     2.421770      2.509184     8,588,411
     01/01/2008 to 12/31/2008....................     2.509184      2.544886    13,450,403
  BlackRock Strategic Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     1.626631      1.833047     2,779,549
     01/01/2005 to 12/31/2005....................     1.833047      1.882997     5,523,544
     01/01/2006 to 12/31/2006....................     1.882997      2.167606     6,291,565
     01/01/2007 to 12/31/2007....................     2.167606      2.063593     6,557,708
     01/01/2008 to 12/31/2008....................     2.063593      1.253431     6,669,517
  BlackRock Strategic Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     1.432285      1.403224       642,658
     01/01/2002 to 12/31/2002....................     1.403224      1.089127     8,010,482
     01/01/2003 to 12/31/2003....................     1.089127      1.614079    17,079,781
     01/01/2004 to 12/31/2004....................     1.614079      1.837570    22,522,556
     01/01/2005 to 12/31/2005....................     1.837570      1.888488    20,398,176
     01/01/2006 to 12/31/2006....................     1.888488      2.177644    17,872,678
     01/01/2007 to 12/31/2007....................     2.177644      2.075611    15,735,424
     01/01/2008 to 12/31/2008....................     2.075611      1.261848    13,874,737
  Clarion Global Real Estate Sub-Account
     (previously Neuberger Berman Real Estate
     Sub-Account)(17)
     05/01/2004 to 12/31/2004....................     9.999055     12.855176       389,828
     01/01/2005 to 12/31/2005....................    12.855176     14.397050     1,237,659
     01/01/2006 to 12/31/2006....................    14.397050     19.581741     1,855,516
     01/01/2007 to 12/31/2007....................    19.581741     16.451894     1,946,537
     01/01/2008 to 12/31/2008....................    16.451894      9.485788     2,056,888
  Davis Venture Value Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.925848      3.154211     2,118,582
     01/01/2005 to 12/31/2005....................     3.154211      3.429931     6,914,939
     01/01/2006 to 12/31/2006....................     3.429931      3.876398    10,590,474
     01/01/2007 to 12/31/2007....................     3.876398      3.998279    12,408,677
     01/01/2008 to 12/31/2008....................     3.998279      2.390441    13,943,753

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Davis Venture Value Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     2.834665      2.692750       574,764
     01/01/2002 to 12/31/2002....................     2.692750      2.221384     4,781,789
     01/01/2003 to 12/31/2003....................     2.221384      2.870941    11,135,852
     01/01/2004 to 12/31/2004....................     2.870941      3.182610    14,532,812
     01/01/2005 to 12/31/2005....................     3.182610      3.465227    14,852,787
     01/01/2006 to 12/31/2006....................     3.465227      3.919203    14,265,655
     01/01/2007 to 12/31/2007....................     3.919203      4.045854    13,051,767
     01/01/2008 to 12/31/2008....................     4.045854      2.421367    11,828,331
  FI Large Cap Sub-Account
     05/01/2006 to 12/31/2006....................    17.509536     17.742684         4,682
     01/01/2007 to 12/31/2007....................    17.742684     18.191648        16,795
     01/01/2008 to 12/31/2008....................    18.191648      9.899608        21,313
  FI Mid Cap Opportunities Sub-Account(4)
     05/01/2002 to 12/31/2002....................     1.000000      0.811726       318,975
     01/01/2003 to 12/31/2003....................     0.811726      1.140188     1,940,329
     01/01/2004 to 04/30/2004....................     1.140188      1.130795     2,954,746
  FI Mid Cap Opportunities Sub-Account(3)
     (previously Janus Mid Cap Sub-Account)
     07/02/2001 to 12/31/2001....................     1.899424      1.567482       164,995
     01/01/2002 to 12/31/2002....................     1.567482      1.097491       607,378
     01/01/2003 to 12/31/2003....................     1.097491      1.456818     1,226,037
     01/01/2004 to 12/31/2004....................     1.456818      1.682450     4,503,752
     01/01/2005 to 12/31/2005....................     1.682450      1.774090     4,448,034
     01/01/2006 to 12/31/2006....................     1.774090      1.956578     4,127,653
     01/01/2007 to 12/31/2007....................     1.956578      2.090955     3,973,228
     01/01/2008 to 12/31/2008....................     2.090955      0.921211     3,921,022
  FI Value Leaders Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.365503      2.672659        80,300
     01/01/2005 to 12/31/2005....................     2.672659      2.917798       476,645
     01/01/2006 to 12/31/2006....................     2.917798      3.220868       977,870
     01/01/2007 to 12/31/2007....................     3.220868      3.309276     1,135,793
     01/01/2008 to 12/31/2008....................     3.309276      1.992201       962,880
  FI Value Leaders Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     2.652774      2.411394        98,150
     01/01/2002 to 12/31/2002....................     2.411394      1.917471       342,085
     01/01/2003 to 12/31/2003....................     1.917471      2.402457       743,172
     01/01/2004 to 12/31/2004....................     2.402457      2.697006     1,058,978
     01/01/2005 to 12/31/2005....................     2.697006      2.946950     1,051,934
     01/01/2006 to 12/31/2006....................     2.946950      3.256193     1,110,483
     01/01/2007 to 12/31/2007....................     3.256193      3.348856     1,006,488
     01/01/2008 to 12/31/2008....................     3.348856      2.018308       865,847

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Franklin Templeton Small Cap Growth Sub-Account
     07/02/2001 to 12/31/2001....................     0.954129      0.881195       178,826
     01/01/2002 to 12/31/2002....................     0.881195      0.626836     1,795,413
     01/01/2003 to 12/31/2003....................     0.626836      0.896067     4,615,868
     01/01/2004 to 12/31/2004....................     0.896067      0.984537     6,743,180
     01/01/2005 to 12/31/2005....................     0.984537      1.016048     8,146,418
     01/01/2006 to 12/31/2006....................     1.016048      1.102095     9,589,427
     01/01/2007 to 12/31/2007....................     1.102095      1.136435     9,641,364
     01/01/2008 to 12/31/2008....................     1.136435      0.659333    10,254,621
  Harris Oakmark Focused Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     3.096339      3.365533     1,370,253
     01/01/2005 to 12/31/2005....................     3.365533      3.650141     3,318,068
     01/01/2006 to 12/31/2006....................     3.650141      4.047789     4,449,531
     01/01/2007 to 12/31/2007....................     4.047789      3.718169     4,485,320
     01/01/2008 to 12/31/2008....................     3.718169      1.979894     4,563,854
  Harris Oakmark Focused Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     2.560091      2.685571       481,964
     01/01/2002 to 12/31/2002....................     2.685571      2.416310     4,907,449
     01/01/2003 to 12/31/2003....................     2.416310      3.163837    11,636,252
     01/01/2004 to 12/31/2004....................     3.163837      3.433184    14,747,612
     01/01/2005 to 12/31/2005....................     3.433184      3.727094    13,867,196
     01/01/2006 to 12/31/2006....................     3.727094      4.137273    12,094,110
     01/01/2007 to 12/31/2007....................     4.137273      3.804158    10,867,283
     01/01/2008 to 12/31/2008....................     3.804158      2.027693     9,689,704
  Harris Oakmark International Sub-Account (Class
     B)(6)
     05/01/2003 to 12/31/2003....................     0.878540      1.182011     2,995,185
     01/01/2004 to 12/31/2004....................     1.182011      1.408279     9,968,061
     01/01/2005 to 12/31/2005....................     1.408279      1.590425    16,284,269
     01/01/2006 to 12/31/2006....................     1.590425      2.025872    20,405,438
     01/01/2007 to 12/31/2007....................     2.025872      1.980184    21,282,940
     01/01/2008 to 12/31/2008....................     1.980184      1.157172    20,184,851
  Harris Oakmark International Sub-Account (Class
     E)(7)
     05/01/2002 to 12/31/2002....................     1.061095      0.886504             0
     01/01/2003 to 12/31/2003....................     0.886504      1.184423     1,543,584
     01/01/2004 to 12/31/2004....................     1.184423      1.413075     2,533,199
     01/01/2005 to 12/31/2005....................     1.413075      1.596359     3,197,476
     01/01/2006 to 12/31/2006....................     1.596359      2.035584     3,474,457
     01/01/2007 to 12/31/2007....................     2.035584      1.992066     3,459,660
     01/01/2008 to 12/31/2008....................     1.992066      1.165262     2,773,250
  Janus Forty Sub-Account
     04/30/2007 to 12/31/2007....................   155.288878    190.818735        11,955
     01/01/2008 to 12/31/2008....................   190.818735    109.412134        70,483

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Jennison Growth Sub-Account (Class B)
     05/01/2005 to 12/31/2005....................     0.412046      0.495770       372,314
     01/01/2006 to 12/31/2006....................     0.495770      0.502487       834,092
     01/01/2007 to 12/31/2007....................     0.502487      0.553280     1,110,375
     01/01/2008 to 12/31/2008....................     0.553280      0.347050     1,270,553
  Jennison Growth Subaccount (Class B)(8)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class B))
     05/01/2004 to 12/31/2004....................     0.426835      0.446336        83,090
     01/01/2005 to 04/30/2005....................     0.446336      0.407095             0
  Jennison Growth Sub-Account (Class E)
     05/01/2005 to 12/31/2005....................     0.412329      0.496830     3,192,387
     01/01/2006 to 12/31/2006....................     0.496830      0.503929     3,201,902
     01/01/2007 to 12/31/2007....................     0.503929      0.555641     2,656,436
     01/01/2008 to 12/31/2008....................     0.555641      0.348382     2,346,588
  Jennison Growth Subaccount (Class E)(9)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class E))
     07/02/2001 to 12/31/2001....................     0.576172      0.494394       357,289
     01/01/2002 to 12/31/2002....................     0.494394      0.347152     1,678,334
     01/01/2003 to 12/31/2003....................     0.347152      0.431385     3,578,139
     01/01/2004 to 12/31/2004....................     0.431385      0.446340     3,453,420
     01/01/2005 to 04/30/2005....................     0.446340      0.411153             0
  Julius Baer International Stock Sub-Account
     (Class B) (formerly FI International Stock
     Sub-Account (Class B))(8)(15)
     05/01/2004 to 12/31/2004....................     1.221093      1.397216     1,227,378
     01/01/2005 to 12/31/2005....................     1.397216      1.624204     3,844,781
     01/01/2006 to 12/31/2006....................     1.624204      1.866242     5,748,730
     01/01/2007 to 12/31/2007....................     1.866242      2.030547     6,339,042
     01/01/2008 to 12/31/2008....................     2.030547      1.119223     7,948,500
  Julius Baer International Stock Sub-Account
     (Class E) (formerly FI International Stock
     Sub-Account (Class E))(9)(15)
     07/02/2001 to 12/31/2001....................     1.286985      1.177247       302,022
     01/01/2002 to 12/31/2002....................     1.177247      0.958679     3,281,364
     01/01/2003 to 12/31/2003....................     0.958679      1.212108     9,382,604
     01/01/2004 to 12/31/2004....................     1.212108      1.414070    10,047,349
     01/01/2005 to 12/31/2005....................     1.414070      1.646785     9,262,176
     01/01/2006 to 12/31/2006....................     1.646785      1.892721     8,542,749
     01/01/2007 to 12/31/2007....................     1.892721      2.061892     7,354,196
     01/01/2008 to 12/31/2008....................     2.061892      1.137322     7,170,716

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Lazard Mid Cap Sub-Account
     05/01/2002 to 12/31/2002....................     1.141290      0.969569       430,746
     01/01/2003 to 12/31/2003....................     0.969569      1.209365     3,066,916
     01/01/2004 to 12/31/2004....................     1.209365      1.367680     5,283,165
     01/01/2005 to 12/31/2005....................     1.367680      1.461043     5,799,526
     01/01/2006 to 12/31/2006....................     1.461043      1.656344     6,140,949
     01/01/2007 to 12/31/2007....................     1.656344      1.592926     7,222,657
     01/01/2008 to 12/31/2008....................     1.592926      0.971556     6,889,859
  Legg Mason Partners Aggressive Growth Sub-
     Account(5)(13)
     07/02/2001 to 12/31/2001....................     0.952135      0.775990       338,843
     01/01/2002 to 12/31/2002....................     0.775990      0.530690     1,339,061
     01/01/2003 to 12/31/2003....................     0.530690      0.681507     2,098,484
     01/01/2004 to 12/31/2004....................     0.681507      0.730558     2,428,212
     01/01/2005 to 12/31/2005....................     0.730558      0.820277     2,795,359
     01/01/2006 to 12/31/2006....................     0.820277      0.796827     3,757,688
     01/01/2007 to 12/31/2007....................     0.796827      0.805523     3,722,075
     01/01/2008 to 12/31/2008....................     0.805523      0.485322     3,438,939
  Legg Mason Value Equity Sub-Account
     05/01/2006 to 12/31/2006....................     9.519843     10.222985        69,097
     01/01/2007 to 12/31/2007....................    10.222985      9.508568        96,051
     01/01/2008 to 12/31/2008....................     9.508568      4.265892       114,583
  Lehman Brothers(R) Aggregate Bond Index Sub-
     Account
     07/02/2001 to 12/31/2001....................     1.104444      1.137661       214,731
     01/01/2002 to 12/31/2002....................     1.137661      1.236460     3,314,448
     01/01/2003 to 12/31/2003....................     1.236460      1.263646     9,580,256
     01/01/2004 to 12/31/2004....................     1.263646      1.297178    11,900,128
     01/01/2005 to 12/31/2005....................     1.297178      1.306147    14,339,751
     01/01/2006 to 12/31/2006....................     1.306147      1.340487    15,246,938
     01/01/2007 to 12/31/2007....................     1.340487      1.413341    14,789,032
     01/01/2008 to 12/31/2008....................     1.413341      1.475806    12,927,831
  Loomis Sayles Small Cap Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     2.401208      2.725367       300,389
     01/01/2005 to 12/31/2005....................     2.725367      2.874174     1,328,797
     01/01/2006 to 12/31/2006....................     2.874174      3.307237     2,293,441
     01/01/2007 to 12/31/2007....................     3.307237      3.649272     2,877,648
     01/01/2008 to 12/31/2008....................     3.649272      2.306703     3,215,282

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Loomis Sayles Small Cap Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     2.417476      2.290434       145,572
     01/01/2002 to 12/31/2002....................     2.290434      1.774194     1,198,186
     01/01/2003 to 12/31/2003....................     1.774194      2.390252     3,539,781
     01/01/2004 to 12/31/2004....................     2.390252      2.745768     4,603,794
     01/01/2005 to 12/31/2005....................     2.745768      2.898261     4,742,441
     01/01/2006 to 12/31/2006....................     2.898261      3.338152     4,422,117
     01/01/2007 to 12/31/2007....................     3.338152      3.686879     3,933,129
     01/01/2008 to 12/31/2008....................     3.686879      2.332819     3,505,825
  Lord Abbett Bond Debenture Sub-Account
     07/02/2001 to 12/31/2001....................     1.380912      1.390396        52,634
     01/01/2002 to 12/31/2002....................     1.390396      1.366619       963,586
     01/01/2003 to 12/31/2003....................     1.366619      1.609827     4,577,028
     01/01/2004 to 12/31/2004....................     1.609827      1.721334     9,039,529
     01/01/2005 to 12/31/2005....................     1.721334      1.727117    12,161,562
     01/01/2006 to 12/31/2006....................     1.727117      1.863611    14,355,332
     01/01/2007 to 12/31/2007....................     1.863611      1.962852    15,753,529
     01/01/2008 to 12/31/2008....................     1.962852      1.579380    13,447,224
  Met/AIM Small Cap Growth Sub-Account
     05/01/2002 to 12/31/2002....................     1.123754      0.849902       651,148
     01/01/2003 to 12/31/2003....................     0.849902      1.166732     2,056,754
     01/01/2004 to 12/31/2004....................     1.166732      1.227546     2,741,236
     01/01/2005 to 12/31/2005....................     1.227546      1.313857     3,080,384
     01/01/2006 to 12/31/2006....................     1.313857      1.483088     2,830,369
     01/01/2007 to 12/31/2007....................     1.483088      1.628351     2,498,856
     01/01/2008 to 12/31/2008....................     1.628351      0.986272     2,237,821
  Met/Franklin Income Sub-Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      8.000140        17,561
  Met/Franklin Mutual Shares Sub-Account (Class
     C)
     04/28/2008 to 12/31/2008....................     9.998740      6.611535        25,904
  Met/Franklin Templeton Founding Strategy Sub-
     Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      7.045771       385,070
  Met/Templeton Growth Sub-Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      6.580617        14,195
  MetLife Aggressive Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     11.169288        24,530
     01/01/2006 to 12/31/2006....................    11.169288     12.770955       349,460
     01/01/2007 to 12/31/2007....................    12.770955     13.036832       595,402
     01/01/2008 to 12/31/2008....................    13.036832      7.674550       762,897

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MetLife Conservative Allocation Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.317034         7,268
     01/01/2006 to 12/31/2006....................    10.317034     10.902214        59,113
     01/01/2007 to 12/31/2007....................    10.902214     11.377287       282,342
     01/01/2008 to 12/31/2008....................    11.377287      9.628698       792,455
  MetLife Conservative to Moderate Allocation
     Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.535322       151,983
     01/01/2006 to 12/31/2006....................    10.535322     11.396525       542,136
     01/01/2007 to 12/31/2007....................    11.396525     11.807528     1,911,543
     01/01/2008 to 12/31/2008....................    11.807528      9.151441     2,651,607
  MetLife Mid Cap Stock Index Sub-Account
     07/02/2001 to 12/31/2001....................     1.053577      1.033682       118,901
     01/01/2002 to 12/31/2002....................     1.033682      0.867483     1,826,447
     01/01/2003 to 12/31/2003....................     0.867483      1.153856     4,894,484
     01/01/2004 to 12/31/2004....................     1.153856      1.319938     7,335,056
     01/01/2005 to 12/31/2005....................     1.319938      1.461744     8,344,977
     01/01/2006 to 12/31/2006....................     1.461744      1.587065     9,084,788
     01/01/2007 to 12/31/2007....................     1.587065      1.686745     8,784,510
     01/01/2008 to 12/31/2008....................     1.686745      1.060829     8,755,243
  MetLife Moderate Allocation Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.766505       830,877
     01/01/2006 to 12/31/2006....................    10.766505     11.903852     2,840,488
     01/01/2007 to 12/31/2007....................    11.903852     12.278437     6,984,165
     01/01/2008 to 12/31/2008....................    12.278437      8.662263     9,916,917
  MetLife Moderate to Aggressive Allocation Sub-
     Account
     05/01/2005 to 12/31/2005....................     9.999055     10.992739       483,478
     01/01/2006 to 12/31/2006....................    10.992739     12.412295     3,516,873
     01/01/2007 to 12/31/2007....................    12.412295     12.741993    13,893,994
     01/01/2008 to 12/31/2008....................    12.741993      8.172701    18,895,032
  MetLife Stock Index Sub-Account
     07/02/2001 to 12/31/2001....................     3.893357      3.611327       114,642
     01/01/2002 to 12/31/2002....................     3.611327      2.766162     1,416,238
     01/01/2003 to 12/31/2003....................     2.766162      3.496726     3,440,780
     01/01/2004 to 12/31/2004....................     3.496726      3.811946     5,142,665
     01/01/2005 to 12/31/2005....................     3.811946      3.933377     5,401,947
     01/01/2006 to 12/31/2006....................     3.933377      4.479032     5,242,174
     01/01/2007 to 12/31/2007....................     4.479032      4.647803     4,774,960
     01/01/2008 to 12/31/2008....................     4.647803      2.882609     5,006,580
  MFS(R) Investors Trust Sub-Account (Class
     B)(11)
     05/01/2004 to 12/31/2004....................     7.787457      8.647002         9,665
     01/01/2005 to 12/31/2005....................     8.647002      9.138390        20,535
     01/01/2006 to 04/30/2006....................     9.138390      9.558607        29,169

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MFS(R) Investors Trust Sub-Account (Class
     E)(11)
     07/02/2001 to 12/31/2001....................     0.899677      0.835089       110,905
     01/01/2002 to 12/31/2002....................     0.835089      0.658445       813,019
     01/01/2003 to 12/31/2003....................     0.658445      0.790862     2,467,604
     01/01/2004 to 12/31/2004....................     0.790862      0.869966     4,638,502
     01/01/2005 to 12/31/2005....................     0.869966      0.921227     4,584,532
     01/01/2006 to 04/30/2006....................     0.921227      0.963902             0
  MFS(R) Investors Trust Sub-Account(2)(11)
     (previously MFS(R) Research Managers Sub-
     Account)
     07/02/2001 to 12/31/2001....................     0.981512      0.881931        14,318
     01/01/2002 to 12/31/2002....................     0.881931      0.660811       488,204
     01/01/2003 to 12/31/2003....................     0.660811      0.809503     1,444,156
     01/01/2004 to 04/30/2004....................     0.809503      0.824834     1,931,513
  MFS(R) Research International Sub-Account
     07/02/2001 to 12/31/2001....................     0.927492      0.849709        93,021
     01/01/2002 to 12/31/2002....................     0.849709      0.740863     1,816,147
     01/01/2003 to 12/31/2003....................     0.740863      0.967070     5,529,748
     01/01/2004 to 12/31/2004....................     0.967070      1.142973     8,360,916
     01/01/2005 to 12/31/2005....................     1.142973      1.315501    10,997,444
     01/01/2006 to 12/31/2006....................     1.315501      1.645958    12,926,162
     01/01/2007 to 12/31/2007....................     1.645958      1.843291    13,818,599
     01/01/2008 to 12/31/2008....................     1.843291      1.050197    17,805,194
  MFS(R) Total Return Sub-Account
     05/01/2004 to 12/31/2004....................     3.836332      4.178340     2,030,803
     01/01/2005 to 12/31/2005....................     4.178340      4.248456     2,996,302
     01/01/2006 to 12/31/2006....................     4.248456      4.701210     3,176,630
     01/01/2007 to 12/31/2007....................     4.701210      4.838519     3,226,616
     01/01/2008 to 12/31/2008....................     4.838519      3.714131     2,711,425
  MFS(R) Value Sub-Account (Class B) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class B))(8)(16)
     05/01/2004 to 12/31/2004....................     1.230199      1.329755     2,077,579
     01/01/2005 to 12/31/2005....................     1.329755      1.292898     6,777,537
     01/01/2006 to 12/31/2006....................     1.292898      1.506150     7,944,239
     01/01/2007 to 12/31/2007....................     1.506150      1.428893     8,029,025
     01/01/2008 to 12/31/2008....................     1.428893      0.936451     8,573,069

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MFS(R) Value Sub-Account (Class E) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class E))(9)(16)
     05/01/2002 to 12/31/2002....................     1.194373      0.981280     1,013,132
     01/01/2003 to 12/31/2003....................     0.981280      1.215874     8,106,150
     01/01/2004 to 12/31/2004....................     1.215874      1.337643    11,067,763
     01/01/2005 to 12/31/2005....................     1.337643      1.301992    11,137,622
     01/01/2006 to 12/31/2006....................     1.301992      1.517964    10,194,359
     01/01/2007 to 12/31/2007....................     1.517964      1.441564     8,867,641
     01/01/2008 to 12/31/2008....................     1.441564      0.946068     7,557,362
  MFS(R) Total Return Sub-Account(1) (previously
     Balanced Sub-Account)
     07/02/2001 to 12/31/2001....................     1.524385      1.498783        35,048
     01/01/2002 to 12/31/2002....................     1.498783      1.278296     1,327,453
     01/01/2003 to 12/31/2003....................     1.278296      1.511755     3,446,285
     01/01/2004 to 04/30/2004....................     1.511755      1.499786     4,349,772
  Morgan Stanley EAFE(R) Index Sub-Account
     07/02/2001 to 12/31/2001....................     0.950882      0.858225        78,621
     01/01/2002 to 12/31/2002....................     0.858225      0.706210     1,730,884
     01/01/2003 to 12/31/2003....................     0.706210      0.957843     5,478,996
     01/01/2004 to 12/31/2004....................     0.957843      1.129340     8,721,376
     01/01/2005 to 12/31/2005....................     1.129340      1.260846    10,320,319
     01/01/2006 to 12/31/2006....................     1.260846      1.563644    11,042,309
     01/01/2007 to 12/31/2007....................     1.563644      1.708280    11,955,730
     01/01/2008 to 12/31/2008....................     1.708280      0.976071    12,740,429
  Neuberger Berman Mid Cap Value Sub-Account
     07/02/2001 to 12/31/2001....................     1.561179      1.512612        63,321
     01/01/2002 to 12/31/2002....................     1.512612      1.347093       805,768
     01/01/2003 to 12/31/2003....................     1.347093      1.813282     2,573,919
     01/01/2004 to 12/31/2004....................     1.813282      2.198692     5,209,970
     01/01/2005 to 12/31/2005....................     2.198692      2.432881     8,256,813
     01/01/2006 to 12/31/2006....................     2.432881      2.674453     9,986,489
     01/01/2007 to 12/31/2007....................     2.674453      2.728070    10,970,053
     01/01/2008 to 12/31/2008....................     2.728070      1.416431    11,677,205
  Oppenheimer Capital Appreciation Sub-Account
     05/01/2005 to 12/31/2005....................     8.032014      8.735738        29,894
     01/01/2006 to 12/31/2006....................     8.735738      9.293841        78,596
     01/01/2007 to 12/31/2007....................     9.293841     10.499744       169,622
     01/01/2008 to 12/31/2008....................    10.499744      5.611086       222,689

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Oppenheimer Global Equity Sub-Account
     05/01/2004 to 12/31/2004....................    12.983513     15.001713         7,183
     01/01/2005 to 12/31/2005....................    15.001713     17.200474        75,986
     01/01/2006 to 12/31/2006....................    17.200474     19.784749       221,134
     01/01/2007 to 12/31/2007....................    19.784749     20.781961       304,771
     01/01/2008 to 12/31/2008....................    20.781961     12.211547       300,693
  PIMCO Inflation Protection Bond Sub-Account
     05/01/2006 to 12/31/2006....................    11.078325     11.205166        64,045
     01/01/2007 to 12/31/2007....................    11.205166     12.272379       151,478
     01/01/2008 to 12/31/2008....................    12.272379     11.295897       916,660
  PIMCO Total Return Sub-Account
     07/02/2001 to 12/31/2001....................     1.008542      1.056063     1,136,384
     01/01/2002 to 12/31/2002....................     1.056063      1.141013     9,603,432
     01/01/2003 to 12/31/2003....................     1.141013      1.176541    29,020,116
     01/01/2004 to 12/31/2004....................     1.176541      1.220981    42,539,683
     01/01/2005 to 12/31/2005....................     1.220981      1.234188    53,067,828
     01/01/2006 to 12/31/2006....................     1.234188      1.275235    56,248,053
     01/01/2007 to 12/31/2007....................     1.275235      1.355933    55,723,578
     01/01/2008 to 12/31/2008....................     1.355933      1.345880    49,763,446
  RCM Technology Sub-Account
     07/02/2001 to 12/31/2001....................     0.758624      0.610749       236,284
     01/01/2002 to 12/31/2002....................     0.610749      0.297468     1,811,806
     01/01/2003 to 12/31/2003....................     0.297468      0.463355     6,874,562
     01/01/2004 to 12/31/2004....................     0.463355      0.438292    12,237,593
     01/01/2005 to 12/31/2005....................     0.438292      0.481024    11,341,203
     01/01/2006 to 12/31/2006....................     0.481024      0.500963    11,210,671
     01/01/2007 to 12/31/2007....................     0.500963      0.651313    11,514,422
     01/01/2008 to 12/31/2008....................     0.651313      0.357644    11,811,439
  Russell 2000(R) Index Sub-Account
     07/02/2001 to 12/31/2001....................     1.226300      1.193861       176,064
     01/01/2002 to 12/31/2002....................     1.193861      0.936873     1,652,423
     01/01/2003 to 12/31/2003....................     0.936873      1.349540     4,202,177
     01/01/2004 to 12/31/2004....................     1.349540      1.566231     7,033,204
     01/01/2005 to 12/31/2005....................     1.566231      1.614955     8,067,607
     01/01/2006 to 12/31/2006....................     1.614955      1.877218     8,902,863
     01/01/2007 to 12/31/2007....................     1.877218      1.824009     8,818,796
     01/01/2008 to 12/31/2008....................     1.824009      1.195970     8,219,937
  SSgA Growth and Income ETF Sub-Account
     (formerly Cyclical Growth and Income ETF
     Sub-Account)(14)
     05/01/2006 to 12/31/2006....................    10.528821     11.195806        19,800
     01/01/2007 to 12/31/2007....................    11.195806     11.664615        85,601
     01/01/2008 to 12/31/2008....................    11.664615      8.641254       164,786

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  SSgA Growth ETF Sub-Account (formerly Cyclical
     Growth ETF Sub-Account)(14)
     05/01/2006 to 12/31/2006....................    10.719973     11.451405        23,293
     01/01/2007 to 12/31/2007....................    11.451405     11.955814        46,159
     01/01/2008 to 12/31/2008....................    11.955814      7.922324        87,355
  T. Rowe Price Large Cap Growth Sub-Account
     05/01/2004 to 12/31/2004....................     1.132121      1.228822     1,449,526
     01/01/2005 to 12/31/2005....................     1.228822      1.291677     5,547,726
     01/01/2006 to 12/31/2006....................     1.291677      1.441446     7,160,330
     01/01/2007 to 12/31/2007....................     1.441446      1.555276     8,008,961
     01/01/2008 to 12/31/2008....................     1.555276      0.891682     8,861,861
  T. Rowe Price Mid Cap Growth Sub-Account
     07/02/2001 to 12/31/2001....................     0.931854      0.825551        41,122
     01/01/2002 to 12/31/2002....................     0.825551      0.456708     1,655,011
     01/01/2003 to 12/31/2003....................     0.456708      0.616917     5,668,644
     01/01/2004 to 12/31/2004....................     0.616917      0.718542    12,901,702
     01/01/2005 to 12/31/2005....................     0.718542      0.814249    19,229,605
     01/01/2006 to 12/31/2006....................     0.814249      0.854583    23,043,363
     01/01/2007 to 12/31/2007....................     0.854583      0.993758    25,073,979
     01/01/2008 to 12/31/2008....................     0.993758      0.591882    26,714,584
  T. Rowe Price Small Cap Growth Sub-Account
     05/01/2004 to 12/31/2004....................     1.260567      1.346140       151,024
     01/01/2005 to 12/31/2005....................     1.346140      1.473388       708,562
     01/01/2006 to 12/31/2006....................     1.473388      1.509438     1,478,571
     01/01/2007 to 12/31/2007....................     1.509438      1.634326     1,792,516
     01/01/2008 to 12/31/2008....................     1.634326      1.028841     2,187,102
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     1.910648      2.028901     1,435,056
     01/01/2005 to 12/31/2005....................     2.028901      2.057148     4,955,681
     01/01/2006 to 12/31/2006....................     2.057148      2.131819     7,685,962
     01/01/2007 to 12/31/2007....................     2.131819      2.185365     8,845,406
     01/01/2008 to 12/31/2008....................     2.185365      1.831445     7,824,922
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(9)
     07/02/2001 to 12/31/2001....................     1.578946      1.617493       180,096
     01/01/2002 to 12/31/2002....................     1.617493      1.748698     1,639,255
     01/01/2003 to 12/31/2003....................     1.748698      1.944727     5,507,868
     01/01/2004 to 12/31/2004....................     1.944727      2.046945     8,185,861
     01/01/2005 to 12/31/2005....................     2.046945      2.077677     8,394,205
     01/01/2006 to 12/31/2006....................     2.077677      2.153702     7,962,524
     01/01/2007 to 12/31/2007....................     2.153702      2.211727     7,864,990
     01/01/2008 to 12/31/2008....................     2.211727      1.855921     5,862,575

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Western Asset Management U.S. Government Sub-
     Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     1.579245      1.619580     2,054,332
     01/01/2005 to 12/31/2005....................     1.619580      1.623381     6,607,389
     01/01/2006 to 12/31/2006....................     1.623381      1.667697     8,653,084
     01/01/2007 to 12/31/2007....................     1.667697      1.715019     8,732,679
     01/01/2008 to 12/31/2008....................     1.715019      1.686333     9,173,702
  Western Asset Management U.S. Government Sub-
     Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     1.458588      1.504288       871,165
     01/01/2002 to 12/31/2002....................     1.504288      1.600458     4,380,584
     01/01/2003 to 12/31/2003....................     1.600458      1.606657    10,414,448
     01/01/2004 to 12/31/2004....................     1.606657      1.632791    12,063,010
     01/01/2005 to 12/31/2005....................     1.632791      1.639669    11,770,403
     01/01/2006 to 12/31/2006....................     1.639669      1.685404    10,745,311
     01/01/2007 to 12/31/2007....................     1.685404      1.734878     9,495,932
     01/01/2008 to 12/31/2008....................     1.734878      1.707646     7,041,869




                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                                                       NUMBER OF
                                                     ACCUMULATION    ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                     BEGINNING OF       END OF      OUTSTANDING AT
                                                        PERIOD          PERIOD       END OF PERIOD
                                                    -------------   -------------   --------------
American Forerunner -- 1.40
  American Funds Bond Sub-Account
     05/01/2006 to 12/31/2006.....................    14.825548       15.562026          165,796
     01/01/2007 to 12/31/2007.....................    15.562026       15.855269          691,490
     01/01/2008 to 12/31/2008.....................    15.855269       14.172696          684,203
  American Funds Global Small Capitalization Sub-
     Account
     07/02/2001 to 12/31/2001.....................     1.467879        1.354969          174,008
     01/01/2002 to 12/31/2002.....................     1.354969        1.081548        2,084,831
     01/01/2003 to 12/31/2003.....................     1.081548        1.637421        4,945,481
     01/01/2004 to 12/31/2004.....................     1.637421        1.951751        9,266,699
     01/01/2005 to 12/31/2005.....................     1.951751        2.412643       12,165,119
     01/01/2006 to 12/31/2006.....................     2.412643        2.951478       15,102,207
     01/01/2007 to 12/31/2007.....................     2.951478        3.533839       16,495,469
     01/01/2008 to 12/31/2008.....................     3.533839        1.619536       17,411,843
American Forerunner -- 1.15 01/00/1900

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                                                       NUMBER OF
                                                     ACCUMULATION    ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                     BEGINNING OF       END OF      OUTSTANDING AT
                                                        PERIOD          PERIOD       END OF PERIOD
                                                    -------------   -------------   --------------
  American Funds Growth Sub-Account
     07/02/2001 to 12/31/2001.....................    12.984914       11.482595           92,536
     01/01/2002 to 12/31/2002.....................    11.482595        8.553837        1,339,395
     01/01/2003 to 12/31/2003.....................     8.553837       11.539710        3,886,871
     01/01/2004 to 12/31/2004.....................    11.539710       12.800876        6,318,658
     01/01/2005 to 12/31/2005.....................    12.800876       14.667370        7,944,020
     01/01/2006 to 12/31/2006.....................    14.667370       15.941872        8,793,027
     01/01/2007 to 12/31/2007.....................    15.941872       17.660120        8,829,483
     01/01/2008 to 12/31/2008.....................    17.660120        9.756618        9,143,320
  American Funds Growth-Income Sub-Account
     07/02/2001 to 12/31/2001.....................     8.799275        8.540624          110,485
     01/01/2002 to 12/31/2002.....................     8.540624        6.876924        1,449,139
     01/01/2003 to 12/31/2003.....................     6.876924        8.980345        4,125,345
     01/01/2004 to 12/31/2004.....................     8.980345        9.773854        6,296,437
     01/01/2005 to 12/31/2005.....................     9.773854       10.200482        7,723,449
     01/01/2006 to 12/31/2006.....................    10.200482       11.588340        8,088,661
     01/01/2007 to 12/31/2007.....................    11.588340       12.002585        7,801,254
     01/01/2008 to 12/31/2008.....................    12.002585        7.355638        7,641,518

                            ACCUMULATION UNIT VALUES
            (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION


                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
American Forerunner -- 2.20
  American Funds Balanced Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................     10.007589         6.973097              0
  American Funds Growth Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.324798              0
  American Funds Moderate Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................     10.017588         7.643140              0
  BlackRock Aggressive Growth Sub-Account (Class
     B)
     05/01/2004 to 12/31/2004.....................     29.528498        32.564802              0
     01/01/2005 to 12/31/2005.....................     32.564802        35.181834            324
     01/01/2006 to 12/31/2006.....................     35.181834        36.644245            972
     01/01/2007 to 12/31/2007.....................     36.644245        43.096000          1,142
     01/01/2008 to 12/31/2008.....................     43.096000        22.830686          1,172
  BlackRock Bond Income Sub-Account (Class B)
     07/02/2001 to 12/31/2001.....................      3.289752         3.395052              0
     01/01/2002 to 12/31/2002.....................      3.395052         3.592471              0
     01/01/2003 to 12/31/2003.....................      3.592471         3.710502          9,484
     01/01/2004 to 12/31/2004.....................      3.710502         3.780980         20,644
     01/01/2005 to 12/31/2005.....................      3.780980         3.778624         21,119
     01/01/2006 to 12/31/2006.....................      3.778624         3.849555         13,969
     01/01/2007 to 12/31/2007.....................      3.849555         3.992112         16,300
     01/01/2008 to 12/31/2008.....................      3.992112         3.761891         12,966
  BlackRock Diversified Sub-Account (Class B)
     05/01/2004 to 12/31/2004.....................     30.635232        32.878595            415
     01/01/2005 to 12/31/2005.....................     32.878595        33.071886             91
     01/01/2006 to 12/31/2006.....................     33.071886        35.669174            338
     01/01/2007 to 12/31/2007.....................     35.669174        36.848524            321
     01/01/2008 to 12/31/2008.....................     36.848524        27.045619            299
  BlackRock Large Cap Core Sub-Account(12)
     04/30/2007 to 12/31/2007.....................      6.452878         6.473410          1,846
     01/01/2008 to 12/31/2008.....................      6.473410         3.969669              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  BlackRock Large Cap Sub-Account(12) (previously
     BlackRock Investment Trust Sub-Account (Class
     B))
     07/02/2001 to 12/31/2001.....................      6.128417         5.575148              0
     01/01/2002 to 12/31/2002.....................      5.575148         4.020285              0
     01/01/2003 to 12/31/2003.....................      4.020285         5.109056              0
     01/01/2004 to 12/31/2004.....................      5.109056         5.527244              0
     01/01/2005 to 12/31/2005.....................      5.527244         5.586658              0
     01/01/2006 to 12/31/2006.....................      5.586658         6.221507          1,904
     01/01/2007 to 04/27/2007.....................      6.221507         6.507696              0
  BlackRock Large Cap Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      1.052091         1.154511              0
     01/01/2005 to 12/31/2005.....................      1.154511         1.192227          6,810
     01/01/2006 to 12/31/2006.....................      1.192227         1.389468         84,147
     01/01/2007 to 12/31/2007.....................      1.389468         1.401599        176,220
     01/01/2008 to 12/31/2008.....................      1.401599         0.889641        107,847
  BlackRock Large Cap Value Sub-Account (Class
     E)(9)
     05/01/2002 to 12/31/2002.....................      1.000000         0.788172              0
     01/01/2003 to 12/31/2003.....................      0.788172         1.044060          7,861
     01/01/2004 to 12/31/2004.....................      1.044060         1.157334         15,772
     01/01/2005 to 12/31/2005.....................      1.157334         1.196654         33,539
     01/01/2006 to 12/31/2006.....................      1.196654         1.395508         34,537
     01/01/2007 to 12/31/2007.....................      1.395508         1.409640         35,649
     01/01/2008 to 12/31/2008.....................      1.409640         0.895719         33,458
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.149498         2.342840          3,511
     01/01/2005 to 12/31/2005.....................      2.342840         2.446796         13,081
     01/01/2006 to 12/31/2006.....................      2.446796         2.486696         20,230
     01/01/2007 to 12/31/2007.....................      2.486696         2.880635         22,491
     01/01/2008 to 12/31/2008.....................      2.880635         1.783832         23,845
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.833690         2.577886              0
     01/01/2002 to 12/31/2002.....................      2.577886         1.683547              0
     01/01/2003 to 12/31/2003.....................      1.683547         2.221857          3,020
     01/01/2004 to 12/31/2004.....................      2.221857         2.360447         19,886
     01/01/2005 to 12/31/2005.....................      2.360447         2.467444         28,901
     01/01/2006 to 12/31/2006.....................      2.467444         2.510392         28,727
     01/01/2007 to 12/31/2007.....................      2.510392         2.910806         28,587
     01/01/2008 to 12/31/2008.....................      2.910806         1.804304         28,140

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  BlackRock Money Market Sub-Account (Class B)
     07/02/2001 to 12/31/2001.....................      1.920674         1.923760              0
     01/01/2002 to 12/31/2002.....................      1.923760         1.903818              0
     01/01/2003 to 12/31/2003.....................      1.903818         1.872726         31,002
     01/01/2004 to 12/31/2004.....................      1.872726         1.845312         64,852
     01/01/2005 to 12/31/2005.....................      1.845312         1.852865         41,252
     01/01/2006 to 12/31/2006.....................      1.852865         1.895153         45,608
     01/01/2007 to 12/31/2007.....................      1.895153         1.942941         43,463
     01/01/2008 to 12/31/2008.....................      1.942941         1.949948         37,566
  BlackRock Strategic Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      1.562518         1.748585        137,836
     01/01/2005 to 12/31/2005.....................      1.748585         1.777530        168,944
     01/01/2006 to 12/31/2006.....................      1.777530         2.024884         78,843
     01/01/2007 to 12/31/2007.....................      2.024884         1.907462        104,899
     01/01/2008 to 12/31/2008.....................      1.907462         1.146425         36,889
  BlackRock Strategic Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001.....................      1.417468         1.381413              0
     01/01/2002 to 12/31/2002.....................      1.381413         1.060973              0
     01/01/2003 to 12/31/2003.....................      1.060973         1.555960         21,326
     01/01/2004 to 12/31/2004.....................      1.555960         1.752858         41,566
     01/01/2005 to 12/31/2005.....................      1.752858         1.782672         53,701
     01/01/2006 to 12/31/2006.....................      1.782672         2.034215         54,698
     01/01/2007 to 12/31/2007.....................      2.034215         1.918527         52,037
     01/01/2008 to 12/31/2008.....................      1.918527         1.154097         42,289
  Clarion Global Real Estate Sub-Account
     (previously Neuberger Berman Real Estate Sub-
     Account)(17)
     05/01/2004 to 12/31/2004.....................      9.998192        12.764997          4,955
     01/01/2005 to 12/31/2005.....................     12.764997        14.147202         11,234
     01/01/2006 to 12/31/2006.....................     14.147202        19.041742         26,839
     01/01/2007 to 12/31/2007.....................     19.041742        15.830068         22,801
     01/01/2008 to 12/31/2008.....................     15.830068         9.031329         15,525
  Davis Venture Value Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.647827         2.834688         41,463
     01/01/2005 to 12/31/2005.....................      2.834688         3.050386         79,987
     01/01/2006 to 12/31/2006.....................      3.050386         3.411548        203,065
     01/01/2007 to 12/31/2007.....................      3.411548         3.481854         89,779
     01/01/2008 to 12/31/2008.....................      3.481854         2.059813         73,302

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Davis Venture Value Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.642938         2.497466              0
     01/01/2002 to 12/31/2002.....................      2.497466         2.038732              0
     01/01/2003 to 12/31/2003.....................      2.038732         2.607387         18,677
     01/01/2004 to 12/31/2004.....................      2.607387         2.860180        231,327
     01/01/2005 to 12/31/2005.....................      2.860180         3.081745         37,707
     01/01/2006 to 12/31/2006.....................      3.081745         3.449185         37,725
     01/01/2007 to 12/31/2007.....................      3.449185         3.523249         37,901
     01/01/2008 to 12/31/2008.....................      3.523249         2.086441         33,480
  FI Large Cap Sub-Account
     05/01/2006 to 12/31/2006.....................     15.818357        15.917739              0
     01/01/2007 to 12/31/2007.....................     15.917739        16.149075              0
     01/01/2008 to 12/31/2008.....................     16.149075         8.695741              0
  FI Mid Cap Opportunities Sub-Account(4)
     05/01/2002 to 12/31/2002.....................      1.000000         0.806033              0
     01/01/2003 to 12/31/2003.....................      0.806033         1.120382          6,352
     01/01/2004 to 04/30/2004.....................      1.120382         1.107324         40,828
  FI Mid Cap Opportunities Sub-Account(3)
     (previously Janus Mid Cap Sub-Account)
     07/02/2001 to 12/31/2001.....................      1.814885         1.489847              0
     01/01/2002 to 12/31/2002.....................      1.489847         1.032208              0
     01/01/2003 to 12/31/2003.....................      1.032208         1.355874          3,788
     01/01/2004 to 12/31/2004.....................      1.355874         1.549471        125,500
     01/01/2005 to 12/31/2005.....................      1.549471         1.616856        127,987
     01/01/2006 to 12/31/2006.....................      1.616856         1.764590         47,680
     01/01/2007 to 12/31/2007.....................      1.764590         1.865975         67,363
     01/01/2008 to 12/31/2008.....................      1.865975         0.813441         37,748
  FI Value Leaders Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.107115         2.364207            607
     01/01/2005 to 12/31/2005.....................      2.364207         2.554180          3,873
     01/01/2006 to 12/31/2006.....................      2.554180         2.790114         33,250
     01/01/2007 to 12/31/2007.....................      2.790114         2.836590         42,859
     01/01/2008 to 12/31/2008.....................      2.836590         1.689700         18,371
  FI Value Leaders Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.434601         2.201472              0
     01/01/2002 to 12/31/2002.....................      2.201472         1.732236              0
     01/01/2003 to 12/31/2003.....................      1.732236         2.147737              0
     01/01/2004 to 12/31/2004.....................      2.147737         2.385812          3,016
     01/01/2005 to 12/31/2005.....................      2.385812         2.579773         11,374
     01/01/2006 to 12/31/2006.....................      2.579773         2.820795         11,374
     01/01/2007 to 12/31/2007.....................      2.820795         2.870598         11,374
     01/01/2008 to 12/31/2008.....................      2.870598         1.711892         11,374

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Franklin Templeton Small Cap Growth Sub-Account
     07/02/2001 to 12/31/2001.....................      0.952424         0.875004              0
     01/01/2002 to 12/31/2002.....................      0.875004         0.615917              0
     01/01/2003 to 12/31/2003.....................      0.615917         0.871274          6,247
     01/01/2004 to 12/31/2004.....................      0.871274         0.947272        166,064
     01/01/2005 to 12/31/2005.....................      0.947272         0.967412        215,948
     01/01/2006 to 12/31/2006.....................      0.967412         1.038404        104,112
     01/01/2007 to 12/31/2007.....................      1.038404         1.059511        109,626
     01/01/2008 to 12/31/2008.....................      1.059511         0.608244         85,025
  Harris Oakmark Focused Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      2.758183         2.977180         37,105
     01/01/2005 to 12/31/2005.....................      2.977180         3.195328         55,264
     01/01/2006 to 12/31/2006.....................      3.195328         3.506527         53,467
     01/01/2007 to 12/31/2007.....................      3.506527         3.187138         19,925
     01/01/2008 to 12/31/2008.....................      3.187138         1.679285         13,552
  Harris Oakmark Focused Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001.....................      2.349496         2.451764              0
     01/01/2002 to 12/31/2002.....................      2.451764         2.182873              0
     01/01/2003 to 12/31/2003.....................      2.182873         2.828363         63,108
     01/01/2004 to 12/31/2004.....................      2.828363         3.037004         67,383
     01/01/2005 to 12/31/2005.....................      3.037004         3.262671         27,710
     01/01/2006 to 12/31/2006.....................      3.262671         3.584022         25,192
     01/01/2007 to 12/31/2007.....................      3.584022         3.260825         15,910
     01/01/2008 to 12/31/2008.....................      3.260825         1.719816         14,545
  Harris Oakmark International Sub-Account (Class
     B)(6)
     05/01/2003 to 12/31/2003.....................      0.864265         1.154680              0
     01/01/2004 to 12/31/2004.....................      1.154680         1.361315        154,133
     01/01/2005 to 12/31/2005.....................      1.361315         1.521381        224,942
     01/01/2006 to 12/31/2006.....................      1.521381         1.917749        201,589
     01/01/2007 to 12/31/2007.....................      1.917749         1.854805        212,077
     01/01/2008 to 12/31/2008.....................      1.854805         1.072522         78,472
  Janus Forty Sub-Account
     04/30/2007 to 12/31/2007.....................    119.280338       145.542773            505
     01/01/2008 to 12/31/2008.....................    145.542773        82.574883            919
  Jennison Growth Sub-Account (Class B)
     05/01/2005 to 12/31/2005.....................      0.390922         0.467096         40,374
     01/01/2006 to 12/31/2006.....................      0.467096         0.468491         41,226
     01/01/2007 to 12/31/2007.....................      0.468491         0.510431         42,167
     01/01/2008 to 12/31/2008.....................      0.510431         0.316809         48,888
  Jennison Growth Subaccount (Class B)(8)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class B))
     05/01/2004 to 12/31/2004.....................      0.409218         0.424945              0
     01/01/2005 to 04/30/2005.....................      0.424945         0.386270              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Jennison Growth Sub-Account (Class E)
     05/01/2005 to 12/31/2005.....................      0.391191         0.468094         13,393
     01/01/2006 to 12/31/2006.....................      0.468094         0.469834         13,959
     01/01/2007 to 12/31/2007.....................      0.469834         0.512608         13,935
     01/01/2008 to 12/31/2008.....................      0.512608         0.318025         12,184
  Jennison Growth Subaccount (Class E)(9)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class E))
     07/02/2001 to 12/31/2001.....................      0.569116         0.485780              0
     01/01/2002 to 12/31/2002.....................      0.485780         0.337533              0
     01/01/2003 to 12/31/2003.....................      0.337533         0.415056         12,375
     01/01/2004 to 12/31/2004.....................      0.415056         0.424948         13,323
     01/01/2005 to 04/30/2005.....................      0.424948         0.390108              0
  Julius Baer International Stock Sub-Account
     (Class B) (formerly FI International Stock
     Sub-Account (Class B))(8)(15)
     05/01/2004 to 12/31/2004.....................      1.065074         1.210240         38,955
     01/01/2005 to 12/31/2005.....................      1.210240         1.392205         29,796
     01/01/2006 to 12/31/2006.....................      1.392205         1.583009         57,536
     01/01/2007 to 12/31/2007.....................      1.583009         1.704290         83,475
     01/01/2008 to 12/31/2008.....................      1.704290         0.929532        118,037
  Julius Baer International Stock Sub-Account
     (Class E) (formerly FI International Stock
     Sub-Account (Class E))(9)(15)
     07/02/2001 to 12/31/2001.....................      1.156531         1.052366              0
     01/01/2002 to 12/31/2002.....................      1.052366         0.848021              0
     01/01/2003 to 12/31/2003.....................      0.848021         1.061006          2,237
     01/01/2004 to 12/31/2004.....................      1.061006         1.224834          2,228
     01/01/2005 to 12/31/2005.....................      1.224834         1.411556          2,219
     01/01/2006 to 12/31/2006.....................      1.411556         1.605463          2,210
     01/01/2007 to 12/31/2007.....................      1.605463         1.730593          2,200
     01/01/2008 to 12/31/2008.....................      1.730593         0.944560          1,265
  Lazard Mid Cap Sub-Account
     05/01/2002 to 12/31/2002.....................      1.134614         0.957136              0
     01/01/2003 to 12/31/2003.....................      0.957136         1.181399              0
     01/01/2004 to 12/31/2004.....................      1.181399         1.322062          2,144
     01/01/2005 to 12/31/2005.....................      1.322062         1.397607          2,133
     01/01/2006 to 12/31/2006.....................      1.397607         1.567929         57,788
     01/01/2007 to 12/31/2007.....................      1.567929         1.492057         80,480
     01/01/2008 to 12/31/2008.....................      1.492057         0.900477         48,776

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Legg Mason Partners Aggressive Growth Sub-
     Account(5)(13)
     07/02/2001 to 12/31/2001.....................      0.950434         0.770544              0
     01/01/2002 to 12/31/2002.....................      0.770544         0.521447              0
     01/01/2003 to 12/31/2003.....................      0.521447         0.662628              0
     01/01/2004 to 12/31/2004.....................      0.662628         0.702881          5,165
     01/01/2005 to 12/31/2005.....................      0.702881         0.780985         12,328
     01/01/2006 to 12/31/2006.....................      0.780985         0.750752         77,494
     01/01/2007 to 12/31/2007.....................      0.750752         0.750973         79,346
     01/01/2008 to 12/31/2008.....................      0.750973         0.447703         82,332
  Legg Mason Value Equity Sub-Account
     05/01/2006 to 12/31/2006.....................      8.844334         9.431696              0
     01/01/2007 to 12/31/2007.....................      9.431696         8.680398            932
     01/01/2008 to 12/31/2008.....................      8.680398         3.853354            744
  Lehman Brothers(R) Aggregate Bond Index Sub-
     Account
     07/02/2001 to 12/31/2001.....................      1.074285         1.100823              0
     01/01/2002 to 12/31/2002.....................      1.100823         1.183930              0
     01/01/2003 to 12/31/2003.....................      1.183930         1.197322        233,953
     01/01/2004 to 12/31/2004.....................      1.197322         1.216221         52,976
     01/01/2005 to 12/31/2005.....................      1.216221         1.211873         71,366
     01/01/2006 to 12/31/2006.....................      1.211873         1.230779         70,018
     01/01/2007 to 12/31/2007.....................      1.230779         1.284048        105,888
     01/01/2008 to 12/31/2008.....................      1.284048         1.326761         62,767
  Loomis Sayles Small Cap Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.161605         2.436398              0
     01/01/2005 to 12/31/2005.....................      2.436398         2.542675          5,528
     01/01/2006 to 12/31/2006.....................      2.542675         2.895310         16,644
     01/01/2007 to 12/31/2007.....................      2.895310         3.161190         30,241
     01/01/2008 to 12/31/2008.....................      3.161190         1.977202         47,137
  Loomis Sayles Small Cap Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.242109         2.113147              0
     01/01/2002 to 12/31/2002.....................      2.113147         1.619735              0
     01/01/2003 to 12/31/2003.....................      1.619735         2.159414          2,425
     01/01/2004 to 12/31/2004.....................      2.159414         2.454626          6,936
     01/01/2005 to 12/31/2005.....................      2.454626         2.563974         15,352
     01/01/2006 to 12/31/2006.....................      2.563974         2.922363         17,059
     01/01/2007 to 12/31/2007.....................      2.922363         3.193754         16,791
     01/01/2008 to 12/31/2008.....................      3.193754         1.999579         16,354

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Lord Abbett Bond Debenture Sub-Account
     07/02/2001 to 12/31/2001.....................      1.319758         1.321880              0
     01/01/2002 to 12/31/2002.....................      1.321880         1.285701              0
     01/01/2003 to 12/31/2003.....................      1.285701         1.498707        162,520
     01/01/2004 to 12/31/2004.....................      1.498707         1.585737        223,374
     01/01/2005 to 12/31/2005.....................      1.585737         1.574492         74,062
     01/01/2006 to 12/31/2006.....................      1.574492         1.681231         96,970
     01/01/2007 to 12/31/2007.....................      1.681231         1.752167         57,966
     01/01/2008 to 12/31/2008.....................      1.752167         1.395079         49,742
  Met/AIM Small Cap Growth Sub-Account
     05/01/2002 to 12/31/2002.....................      1.117179         0.839004              0
     01/01/2003 to 12/31/2003.....................      0.839004         1.139755              0
     01/01/2004 to 12/31/2004.....................      1.139755         1.186602         23,434
     01/01/2005 to 12/31/2005.....................      1.186602         1.256812         23,649
     01/01/2006 to 12/31/2006.....................      1.256812         1.403914         22,917
     01/01/2007 to 12/31/2007.....................      1.403914         1.525233         20,674
     01/01/2008 to 12/31/2008.....................      1.525233         0.914110              0
  Met/Franklin Income Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         7.942507              0
  Met/Franklin Mutual Shares Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.563810              0
  Met/Franklin Templeton Founding Strategy Sub-
     Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.994952              0
  Met/Templeton Growth Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.533132              0
  MetLife Aggressive Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        11.090906              0
     01/01/2006 to 12/31/2006.....................     11.090906        12.549255              0
     01/01/2007 to 12/31/2007.....................     12.549255        12.675952              0
     01/01/2008 to 12/31/2008.....................     12.675952         7.383724          7,971
  MetLife Conservative Allocation Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.244587              0
     01/01/2006 to 12/31/2006.....................     10.244587        10.712904         57,287
     01/01/2007 to 12/31/2007.....................     10.712904        11.062340          4,990
     01/01/2008 to 12/31/2008.....................     11.062340         9.264045          6,611
  MetLife Conservative to Moderate Allocation Sub-
     Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.461355              0
     01/01/2006 to 12/31/2006.....................     10.461355        11.198645              0
     01/01/2007 to 12/31/2007.....................     11.198645        11.480672        106,882
     01/01/2008 to 12/31/2008.....................     11.480672         8.804813         99,674

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  MetLife Mid Cap Stock Index Sub-Account
     07/02/2001 to 12/31/2001.....................      1.042674         1.017616              0
     01/01/2002 to 12/31/2002.....................      1.017616         0.845053              0
     01/01/2003 to 12/31/2003.....................      0.845053         1.112298          4,265
     01/01/2004 to 12/31/2004.....................      1.112298         1.259075         20,790
     01/01/2005 to 12/31/2005.....................      1.259075         1.379828         19,161
     01/01/2006 to 12/31/2006.....................      1.379828         1.482519         18,224
     01/01/2007 to 12/31/2007.....................      1.482519         1.559085         14,275
     01/01/2008 to 12/31/2008.....................      1.559085         0.970241         14,832
  MetLife Moderate Allocation Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.690928          6,536
     01/01/2006 to 12/31/2006.....................     10.690928        11.697181          7,271
     01/01/2007 to 12/31/2007.....................     11.697181        11.938556         11,246
     01/01/2008 to 12/31/2008.....................     11.938556         8.334120         12,898
  MetLife Moderate to Aggressive Allocation Sub-
     Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.915585              0
     01/01/2006 to 12/31/2006.....................     10.915585        12.196813          1,764
     01/01/2007 to 12/31/2007.....................     12.196813        12.389279          1,754
     01/01/2008 to 12/31/2008.....................     12.389279         7.863050         10,495
  MetLife Stock Index Sub-Account
     07/02/2001 to 12/31/2001.....................      3.462513         3.194852              0
     01/01/2002 to 12/31/2002.....................      3.194852         2.421545              0
     01/01/2003 to 12/31/2003.....................      2.421545         3.029154         16,316
     01/01/2004 to 12/31/2004.....................      3.029154         3.267648         14,357
     01/01/2005 to 12/31/2005.....................      3.267648         3.336629         30,642
     01/01/2006 to 12/31/2006.....................      3.336629         3.759933         24,327
     01/01/2007 to 12/31/2007.....................      3.759933         3.860633         13,014
     01/01/2008 to 12/31/2008.....................      3.860633         2.369252         13,241
  MFS(R) Investors Trust Sub-Account (Class B)(11)
     05/01/2004 to 12/31/2004.....................      7.387943         8.146489              0
     01/01/2005 to 12/31/2005.....................      8.146489         8.519782              0
     01/01/2006 to 04/30/2006.....................      8.519782         8.881372              0
  MFS(R) Investors Trust Sub-Account (Class E)(11)
     07/02/2001 to 12/31/2001.....................      0.879356         0.811953              0
     01/01/2002 to 12/31/2002.....................      0.811953         0.633499              0
     01/01/2003 to 12/31/2003.....................      0.633499         0.752961              0
     01/01/2004 to 12/31/2004.....................      0.752961         0.819602         42,721
     01/01/2005 to 12/31/2005.....................      0.819602         0.858858         42,576
     01/01/2006 to 04/30/2006.....................      0.858858         0.895600              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  MFS(R) Investors Trust Sub-Account(2)(11)
     (previously MFS(R) Research Managers Sub-
     Account)
     07/02/2001 to 12/31/2001.....................      0.959338         0.857483              0
     01/01/2002 to 12/31/2002.....................      0.857483         0.635762              0
     01/01/2003 to 12/31/2003.....................      0.635762         0.770684         43,623
     01/01/2004 to 04/30/2004.....................      0.770684         0.782576         44,505
  MFS(R) Research International Sub-Account
     07/02/2001 to 12/31/2001.....................      0.913249         0.832273              0
     01/01/2002 to 12/31/2002.....................      0.832273         0.718052              0
     01/01/2003 to 12/31/2003.....................      0.718052         0.927567              0
     01/01/2004 to 12/31/2004.....................      0.927567         1.084809         46,809
     01/01/2005 to 12/31/2005.....................      1.084809         1.235559         47,864
     01/01/2006 to 12/31/2006.....................      1.235559         1.529838         60,678
     01/01/2007 to 12/31/2007.....................      1.529838         1.695257         93,603
     01/01/2008 to 12/31/2008.....................      1.695257         0.955712         32,991
  MFS(R) Total Return Sub-Account
     05/01/2004 to 12/31/2004.....................      3.208595         3.470400         26,448
     01/01/2005 to 12/31/2005.....................      3.470400         3.491885         39,232
     01/01/2006 to 12/31/2006.....................      3.491885         3.823770         39,866
     01/01/2007 to 12/31/2007.....................      3.823770         3.894126         21,438
     01/01/2008 to 12/31/2008.....................      3.894126         2.957847         19,407
  MFS(R) Value Sub-Account (Class B) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class B))(8)(16)
     05/01/2004 to 12/31/2004.....................      1.161353         1.246630         19,747
     01/01/2005 to 12/31/2005.....................      1.246630         1.199452        100,954
     01/01/2006 to 12/31/2006.....................      1.199452         1.382742         80,480
     01/01/2007 to 12/31/2007.....................      1.382742         1.298036         78,045
     01/01/2008 to 12/31/2008.....................      1.298036         0.841760         59,629
  MFS(R) Value Sub-Account (Class E) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class E))(9)(16)
     05/01/2002 to 12/31/2002.....................      1.151561         0.939474              0
     01/01/2003 to 12/31/2003.....................      0.939474         1.151927          7,851
     01/01/2004 to 12/31/2004.....................      1.151927         1.254021         17,337
     01/01/2005 to 12/31/2005.....................      1.254021         1.207886         34,074
     01/01/2006 to 12/31/2006.....................      1.207886         1.393585         12,219
     01/01/2007 to 12/31/2007.....................      1.393585         1.309543         12,245
     01/01/2008 to 12/31/2008.....................      1.309543         0.850402         11,924
  MFS(R) Total Return Sub-Account(1) (previously
     Balanced Sub-Account)
     07/02/2001 to 12/31/2001.....................      1.421239         1.390063              0
     01/01/2002 to 12/31/2002.....................      1.390063         1.173173              0
     01/01/2003 to 12/31/2003.....................      1.173173         1.372962         11,508
     01/01/2004 to 04/30/2004.....................      1.372962         1.357400         32,755

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Morgan Stanley EAFE(R) Index Sub-Account
     07/02/2001 to 12/31/2001.....................      0.924892         0.830391              0
     01/01/2002 to 12/31/2002.....................      0.830391         0.676158              0
     01/01/2003 to 12/31/2003.....................      0.676158         0.907523        147,548
     01/01/2004 to 12/31/2004.....................      0.907523         1.058811        136,248
     01/01/2005 to 12/31/2005.....................      1.058811         1.169793         58,486
     01/01/2006 to 12/31/2006.....................      1.169793         1.435621         42,456
     01/01/2007 to 12/31/2007.....................      1.435621         1.551944        171,524
     01/01/2008 to 12/31/2008.....................      1.551944         0.877433         34,321
  Neuberger Berman Mid Cap Value Sub-Account
     07/02/2001 to 12/31/2001.....................      1.518411         1.463468              0
     01/01/2002 to 12/31/2002.....................      1.463468         1.289686              0
     01/01/2003 to 12/31/2003.....................      1.289686         1.717901         10,219
     01/01/2004 to 12/31/2004.....................      1.717901         2.061234         20,028
     01/01/2005 to 12/31/2005.....................      2.061234         2.257043         52,328
     01/01/2006 to 12/31/2006.....................      2.257043         2.455307        122,970
     01/01/2007 to 12/31/2007.....................      2.455307         2.478212         58,879
     01/01/2008 to 12/31/2008.....................      2.478212         1.273177         52,528
  Oppenheimer Capital Appreciation Sub-Account
     05/01/2005 to 12/31/2005.....................      7.683859         8.299136              0
     01/01/2006 to 12/31/2006.....................      8.299136         8.737359          1,780
     01/01/2007 to 12/31/2007.....................      8.737359         9.767408          2,227
     01/01/2008 to 12/31/2008.....................      9.767408         5.164859          2,531
  Oppenheimer Global Equity Sub-Account
     05/01/2004 to 12/31/2004.....................     12.041673        13.816953            531
     01/01/2005 to 12/31/2005.....................     13.816953        15.677143            717
     01/01/2006 to 12/31/2006.....................     15.677143        17.844741          1,714
     01/01/2007 to 12/31/2007.....................     17.844741        18.547315          2,325
     01/01/2008 to 12/31/2008.....................     18.547315        10.784023          2,383
  PIMCO Inflation Protection Bond Sub-Account
     05/01/2006 to 12/31/2006.....................     10.734463        10.782032              0
     01/01/2007 to 12/31/2007.....................     10.782032        11.684976              0
     01/01/2008 to 12/31/2008.....................     11.684976        10.642558         16,757
  PIMCO Total Return Sub-Account
     07/02/2001 to 12/31/2001.....................      1.004489         1.046322              0
     01/01/2002 to 12/31/2002.....................      1.046322         1.118684              0
     01/01/2003 to 12/31/2003.....................      1.118684         1.141461        223,531
     01/01/2004 to 12/31/2004.....................      1.141461         1.172170         85,090
     01/01/2005 to 12/31/2005.....................      1.172170         1.172506        137,039
     01/01/2006 to 12/31/2006.....................      1.172506         1.198883        267,777
     01/01/2007 to 12/31/2007.....................      1.198883         1.261366        117,354
     01/01/2008 to 12/31/2008.....................      1.261366         1.238905         73,469

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  RCM Technology Sub-Account
     07/02/2001 to 12/31/2001.....................      0.755554         0.605074              0
     01/01/2002 to 12/31/2002.....................      0.605074         0.291611              0
     01/01/2003 to 12/31/2003.....................      0.291611         0.449510          9,828
     01/01/2004 to 12/31/2004.....................      0.449510         0.420740         28,663
     01/01/2005 to 12/31/2005.....................      0.420740         0.456953         80,524
     01/01/2006 to 12/31/2006.....................      0.456953         0.470936         80,885
     01/01/2007 to 12/31/2007.....................      0.470936         0.605850         78,721
     01/01/2008 to 12/31/2008.....................      0.605850         0.329184         86,392
  Russell 2000(R) Index Sub-Account
     07/02/2001 to 12/31/2001.....................      1.192679         1.155042              0
     01/01/2002 to 12/31/2002.....................      1.155042         0.896925              0
     01/01/2003 to 12/31/2003.....................      0.896925         1.278525         71,775
     01/01/2004 to 12/31/2004.....................      1.278525         1.468279         21,158
     01/01/2005 to 12/31/2005.....................      1.468279         1.498195         31,590
     01/01/2006 to 12/31/2006.....................      1.498195         1.723354         28,040
     01/01/2007 to 12/31/2007.....................      1.723354         1.656911          7,796
     01/01/2008 to 12/31/2008.....................      1.656911         1.074995          8,776
  SSgA Growth and Income ETF Sub-Account (formerly
     Cyclical Growth and Income ETF Sub-
     Account)(14)
     05/01/2006 to 12/31/2006.....................     10.464513        11.050225              0
     01/01/2007 to 12/31/2007.....................     11.050225        11.392034              0
     01/01/2008 to 12/31/2008.....................     11.392034         8.350805              0
  SSgA Growth ETF Sub-Account (formerly Cyclical
     Growth ETF Sub-Account)(14)
     05/01/2006 to 12/31/2006.....................     10.654502        11.302506              0
     01/01/2007 to 12/31/2007.....................     11.302506        11.676430              0
     01/01/2008 to 12/31/2008.....................     11.676430         7.655988              0
  T. Rowe Price Large Cap Growth Sub-Account
     05/01/2004 to 12/31/2004.....................      1.068742         1.151983         74,148
     01/01/2005 to 12/31/2005.....................      1.151983         1.198298        164,172
     01/01/2006 to 12/31/2006.....................      1.198298         1.323311        136,323
     01/01/2007 to 12/31/2007.....................      1.323311         1.412816        121,079
     01/01/2008 to 12/31/2008.....................      1.412816         0.801498         71,794
  T. Rowe Price Mid Cap Growth Sub-Account
     07/02/2001 to 12/31/2001.....................      0.928116         0.817928              0
     01/01/2002 to 12/31/2002.....................      0.817928         0.447775              0
     01/01/2003 to 12/31/2003.....................      0.447775         0.598533         18,187
     01/01/2004 to 12/31/2004.....................      0.598533         0.689830         53,659
     01/01/2005 to 12/31/2005.....................      0.689830         0.773575        123,804
     01/01/2006 to 12/31/2006.....................      0.773575         0.803434        198,600
     01/01/2007 to 12/31/2007.....................      0.803434         0.924469        151,514
     01/01/2008 to 12/31/2008.....................      0.924469         0.544831        195,827

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  T. Rowe Price Small Cap Growth Sub-Account
     05/01/2004 to 12/31/2004.....................      1.169074         1.239772          1,741
     01/01/2005 to 12/31/2005.....................      1.239772         1.342839         20,354
     01/01/2006 to 12/31/2006.....................      1.342839         1.361357         20,388
     01/01/2007 to 12/31/2007.....................      1.361357         1.458512         25,172
     01/01/2008 to 12/31/2008.....................      1.458512         0.908519         20,676
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      1.729072         1.823352         58,188
     01/01/2005 to 12/31/2005.....................      1.823352         1.829480         79,943
     01/01/2006 to 12/31/2006.....................      1.829480         1.876140         81,591
     01/01/2007 to 12/31/2007.....................      1.876140         1.903070         78,541
     01/01/2008 to 12/31/2008.....................      1.903070         1.578157         60,980
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(9)
     07/02/2001 to 12/31/2001.....................      1.472110         1.500176              0
     01/01/2002 to 12/31/2002.....................      1.500176         1.604940              0
     01/01/2003 to 12/31/2003.....................      1.604940         1.766219         75,351
     01/01/2004 to 12/31/2004.....................      1.766219         1.839586        240,453
     01/01/2005 to 12/31/2005.....................      1.839586         1.847755        105,213
     01/01/2006 to 12/31/2006.....................      1.847755         1.895417         92,336
     01/01/2007 to 12/31/2007.....................      1.895417         1.926046         78,534
     01/01/2008 to 12/31/2008.....................      1.926046         1.599266         84,827
  Western Asset Management U.S. Government Sub-
     Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      1.429154         1.455487         92,386
     01/01/2005 to 12/31/2005.....................      1.455487         1.443706        106,848
     01/01/2006 to 12/31/2006.....................      1.443706         1.467668        119,206
     01/01/2007 to 12/31/2007.....................      1.467668         1.493466        100,290
     01/01/2008 to 12/31/2008.....................      1.493466         1.453107         75,312
  Western Asset Management U.S. Government Sub-
     Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      1.359892         1.395183              0
     01/01/2002 to 12/31/2002.....................      1.395183         1.468876              0
     01/01/2003 to 12/31/2003.....................      1.468876         1.459159         50,616
     01/01/2004 to 12/31/2004.....................      1.459159         1.467362         50,495
     01/01/2005 to 12/31/2005.....................      1.467362         1.458193         50,732
     01/01/2006 to 12/31/2006.....................      1.458193         1.483254         49,798
     01/01/2007 to 12/31/2007.....................      1.483254         1.510762         23,541
     01/01/2008 to 12/31/2008.....................      1.510762         1.471474         51,798

                                                              2.45% VARIABLE ACCOUNT CHARGE
                                                    ------------------------------------------------
                                                                                         NUMBER OF
                                                     ACCUMULATION     ACCUMULATION     ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT         UNITS
                                                     BEGINNING OF        END OF       OUTSTANDING AT
                                                        PERIOD           PERIOD        END OF PERIOD
                                                    -------------    -------------    --------------
American Forerunner -- 2.45
  American Funds Bond Sub-Account
     05/01/2006 to 12/31/2006.....................    13.487687        14.059508            1,910
     01/01/2007 to 12/31/2007.....................    14.059508        14.174025            1,840
     01/01/2008 to 12/31/2008.....................    14.174025        12.537127            1,815
  American Funds Global Small Capitalization Sub-
     Account
     07/02/2001 to 12/31/2001.....................     1.419743         1.303641                0
     01/01/2002 to 12/31/2002.....................     1.303641         1.029696                0
     01/01/2003 to 12/31/2003.....................     1.029696         1.542665           14,945
     01/01/2004 to 12/31/2004.....................     1.542665         1.819557           48,160
     01/01/2005 to 12/31/2005.....................     1.819557         2.225825           85,288
     01/01/2006 to 12/31/2006.....................     2.225825         2.694580          216,540
     01/01/2007 to 12/31/2007.....................     2.694580         3.192383          181,882
     01/01/2008 to 12/31/2008.....................     3.192383         1.447669          176,492
  American Funds Growth Sub-Account
     07/02/2001 to 12/31/2001.....................    10.817061         9.515212                0
     01/01/2002 to 12/31/2002.....................     9.515212         7.014065                0
     01/01/2003 to 12/31/2003.....................     7.014065         9.363770           22,664
     01/01/2004 to 12/31/2004.....................     9.363770        10.278365           34,426
     01/01/2005 to 12/31/2005.....................    10.278365        11.654464           44,902
     01/01/2006 to 12/31/2006.....................    11.654464        12.535213           55,219
     01/01/2007 to 12/31/2007.....................    12.535213        13.740443           33,497
     01/01/2008 to 12/31/2008.....................    13.740443         7.511376           28,438
  American Funds Growth-Income Sub-Account
     07/02/2001 to 12/31/2001.....................     7.330458         7.077669                0
     01/01/2002 to 12/31/2002.....................     7.077669         5.639330                0
     01/01/2003 to 12/31/2003.....................     5.639330         7.287395           31,896
     01/01/2004 to 12/31/2004.....................     7.287395         7.848266           46,116
     01/01/2005 to 12/31/2005.....................     7.848266         8.105542           56,352
     01/01/2006 to 12/31/2006.....................     8.105542         9.112476           46,484
     01/01/2007 to 12/31/2007.....................     9.112476         9.339095           45,419
     01/01/2008 to 12/31/2008.....................     9.339095         5.663246           40,734


--------
(1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

(2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

(3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

(4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

(5) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.

(6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

(7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

(8) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

(9) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.

(10) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

(11) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

(12) Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.

(13) Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

(14) On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.

(15) On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.

(16) On January 7, 2008, Harris Oakmark Large Cap Value Portfolio changed its name to MFS(R) Value Portfolio.

(17) On April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio.

                                   APPENDIX A

                                  CONSUMER TIPS

DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS


Toll-free telephone service:  --A recording of daily unit values is available by calling 1-800-333-2501.

                              --Fund transfers, address changes and changes of future
                                purchase payment allocations can be made by calling 1-
                                800-435-4117.

Written Communications:       --All communications and inquiries regarding address
                                changes, premium payments, billing, fund transfers,
                                withdrawals, maturities and any other processing
                                matters relating to your Contract should be directed
                                to:

                                   New England Life Insurance Company
                                   c/o Annuity Administrative Office
                                   P.O. Box 14594
                                   Des Moines, IA 50306-3594
                                   fax: (515) 457-4301

Internet Communications:      --Fund transfers and future allocations can be made at
                                www.nef.com

                                   APPENDIX B

                                WITHDRAWAL CHARGE

     The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Withdrawal Charge," no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.

     As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).

     We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.

                                   APPENDIX C

                                   PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.


                                 CONTRACTS USED WITH TAX
JURISDICTION                     QUALIFIED RETIREMENT PLANS   ALL OTHER CONTRACTS
------------                     --------------------------   -------------------
California                                  0.50%(1)                  2.35%
Florida                                     1.00%(2)                  1.00%(2)
Maine                                         --                      2.00%
Nevada                                        --                      3.50%
South Dakota                                  --                      1.25%
West Virginia                               1.00%(3)                  1.00%(3)
Wyoming                                       --                      1.00%

Puerto Rico                                 1.00%                     1.00%



-------

(1)  Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.

(2) Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

(3) A special rate applies for large case annuity policies. The special rate is 8/100 of 1% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. The special rate is not subject to retaliation.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D
                GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). (Unless otherwise noted, these examples are for the GMIB Plus II rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1)  Withdrawal Adjustments to Annual Increase Amount

     Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

     Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

     Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary

     Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving a Contract Value of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that entire withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -- $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of one $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(Based on the date a Contract was issued with the GMIB Plus II rider or the GMIB Plus I rider, the annual increase rate may be higher than 5%. See "Living Benefits -- Guaranteed Income Benefits.")

(2)  The 5% Annual Increase Amount

     Example

     Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Owner's 91st birthday). At the tenth Contract Anniversary, when the Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

     Graphic Example: Determining a value upon which future income payments can be based

      Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Annual Increase Amount") is the value upon which future income payments can be based.

                                  (Time payin graph)

     Graphic Example: Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                (time pay-in out graph)

(In contrast to the GMIB Plus II rider, for the GMIB II rider, purchase payments accumulate at the annual increase rate of 5% until the Contract Anniversary on or immediately after the Contract Owner's 85th birthday.)

(3)  The "Highest Anniversary Value" ("HAV")

     Example

     Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

     Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus II rider.

     Graphic Example: Determining a value upon which future income payments can be based

     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                               (time pay in graph)

     Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                             (time pay in out graph)

(4)  Putting it all together

     Example

     Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus II rider at the tenth Contract Anniversary and elects a life annuity with 10 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields annuity payments of $591 per month for life, with a minimum of 10 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)

     The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex (where permitted by law), and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

     Graphic Example

     Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Bases and the Contract Value will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 90th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary. (The GMIB II may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 85th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary.)

                               (time pay in GRAPH)

     With the Guaranteed Minimum Income Benefit, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

                                (time pay in out GRAPH)

(5)  The Guaranteed Principal Option--GMIB Plus I and GMIB  Plus II

     Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

     The effect of exercising the Guaranteed Principal Option:

     1) A Guaranteed Principal Adjustment of $100,000 -- $50,000 = $50,000 is added to the Contract Value 30 days after the 10(th) Contract Anniversary bringing it back up to $100,000.

     2) The GMIB Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.

     3) GMIB Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

                                     (GRAPH)

-------

* Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.

(6)  The Optional Reset: Automatic Annual Step-Up -- GMIB Plus II

     Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

     The effect of the Optional Reset is:

     (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

     The effect of the Optional Reset is:

     (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

     The effect of each Optional Reset is:

     (1) The 5% Annual Increase Amount automatically resets to the higher Contract Value;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.

     The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:

     (1) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

     (2) The GMIB Plus II rider charge remains at its current level; and

     (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                     (Graph)

                                   APPENDIX E
                     GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

     The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee I and Lifetime Withdrawal Guarantee II riders. Examples D through K are for Enhanced GWB and GWB I.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee a Contract Value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB and GWB I) cannot be taken as a lump sum.

A.  LIFETIME WITHDRAWAL GUARANTEE

     1.  WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

     Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.

     If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II rider, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                     (GRAPH)

     2.  WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

          a.  Lifetime Withdrawal Guarantee II -- Proportionate Reduction

     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $80,000 -- $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the
Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Contract Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.

     (Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Contract Value before that withdrawal.)

          b.  Lifetime Withdrawal Guarantee I -- Reduction to Contract Value

     Assume that a Contract with the Lifetime Withdrawal Guarantee I rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 -- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 -- $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

B. LIFETIME WITHDRAWAL GUARANTEE -- COMPOUNDING INCOME AMOUNT (FOR ALL STATES EXCEPT NEW YORK)

     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     The Total Guaranteed Withdrawal Amount will increase by 7.25% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

     If the second withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

     If the second withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 x 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 x 5%).

     If the second withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 x 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 x 5%). If the second withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 x 5%).

     (In contrast to the Lifetime Withdrawal Guarantee II rider, the Lifetime Withdrawal Guarantee I rider has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

                                   (BAR GRAPH)

C. LIFETIME WITHDRAWAL GUARANTEE -- AUTOMATIC ANNUAL STEP-UPS AND 7.25% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

     At the first Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract Years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 x 5%).

     At the 10th Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Contract Value is less than $214,500. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed

Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 x 5%).

D. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT -- 6% COMPOUNDING INCOME AMOUNT

     Assume that a Contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

     If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

     If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).

     If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).

     If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).

                                   (BAR GRAPH)

E. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT -- AUTOMATIC ANNUAL STEP-UPS AND 6% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

     Assume that a Contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

     At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).

     At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Contract Value is less than $159,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).

                               (PERFORMANCE GRAPH)

F. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AFFECT THE BENEFIT BASE

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 -- $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

G. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE ANNUAL BENEFIT PAYMENT

     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment
would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

H. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AFFECT THE ANNUAL BENEFIT PAYMENT

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the account value would be reduced to $100,000 -- $9,000 -- $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

I. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE GUARANTEED WITHDRAWAL AMOUNT

     An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

J.  ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- PUTTING IT ALL TOGETHER

     1.  WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Contract Value would be reduced to $50,000 -- $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 -- $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                   (BAR GRAPH)

     2.  WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $50,000 -- $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 -- $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the
Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Contract Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                   (BAR GRAPH)

K.  ENHANCED GWB -- HOW THE OPTIONAL RESET WORKS (MAY BE ELECTED PRIOR TO AGE
    86)

     Assume that a Contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).

     The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

     The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590. The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

     The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                     (GRAPH)

L. ENHANCED GWB -- HOW A ONE-TIME OPTIONAL RESET MAY INCREASE THE BENEFIT BASE WHILE DECREASING THE GUARANTEED WITHDRAWAL AMOUNT AND ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

     Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Contract Value is lower than the Guaranteed Withdrawal Amount.)

     Under these circumstances, a one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

M. ENHANCED GWB AND GWB I -- ANNUAL BENEFIT PAYMENT CONTINUING WHEN ACCOUNT VALUE REACHES ZERO

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

     Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

     In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                   (BAR CHART)

                                   APPENDIX F
                         ENHANCED DEATH BENEFIT EXAMPLES

     The purpose of these examples is to illustrate the operation of the death benefit base under the Enhanced Death Benefit rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES.

                                    EXAMPLE:


---------------------------------------------------------------------------------------------
                                                                             AMOUNT
                                                 DATE



  A     Initial Purchase Payment              10/1/2008                     $100,000
---------------------------------------------------------------------------------------------

  B     Contract Value                        10/1/2009                     $90,000
                                           (First Contract
                                             Anniversary)
---------------------------------------------------------------------------------------------

  C1    Contract Value (Highest            As of 10/1/2009                  $100,000
        Anniversary Value)                                           (= greater of A and B)
---------------------------------------------------------------------------------------------

  C2    6% Annual Increase Amount          As of 10/1/2009                  $106,000
                                                                          (= A x 1.06)
---------------------------------------------------------------------------------------------

  C3    Death Benefit                         10/1/2009                     $106,000
                                                                    (= greater of C1 and C2)
---------------------------------------------------------------------------------------------

  D     Withdrawal (Dollar-For-               10/2/2009                      $6,000
        Dollar within 6% limit)
---------------------------------------------------------------------------------------------

  E     Percentage Reduction in               10/2/2009                      6.67%
        Contract Value                                                      (= D/B)
---------------------------------------------------------------------------------------------

  F     Contract Value after                  10/2/2009                     $84,000
        Withdrawal                                                         (= B - D)
---------------------------------------------------------------------------------------------

  G1    Highest Anniversary Value          As of 10/2/2009                  $93,333
        reduced for Withdrawal                                         (= C1 - (C1 x E))
---------------------------------------------------------------------------------------------

  G2    6% Annual Increase Amount          As of 10/2/2009                  $100,017
        reduced for Withdrawal                                             (= C2 - D)
                                                                       Note: C2 includes
                                                                           additional
                                                                     day of interest at 6%
---------------------------------------------------------------------------------------------

  G3    Death Benefit                         10/2/2009                     $100,017
                                                                    (= greater of G1 and G2)
---------------------------------------------------------------------------------------------

  H     Contract Value                        10/1/2010                     $110,000
                                           (Second Contract
                                             Anniversary)
---------------------------------------------------------------------------------------------

  I1    Contract Value (Highest               10/1/2010                     $110,000
        Anniversary Value)                                          (= greater of G1 and H)
---------------------------------------------------------------------------------------------

  I2    6% Annual Increase Amount             10/1/2010                     $106,360
                                                                       (= C2 x 1.06 - D)
---------------------------------------------------------------------------------------------

  I3    Death Benefit                         10/1/2010                     $110,000
                                                                    (= greater of I1 and I2)
---------------------------------------------------------------------------------------------

  J     Withdrawal (Proportional              10/2/2010                     $11,000
        above 6% limit)
---------------------------------------------------------------------------------------------

  K     Percentage Reduction in               10/2/2010                       10%
        Contract Value                                                      (= J/H)
---------------------------------------------------------------------------------------------

  L     Contract Value after                  10/2/2010                     $99,000
        Withdrawal                                                         (= H - J)
---------------------------------------------------------------------------------------------

  M1    Highest Anniversary Value          As of 10/2/2010                  $99,000
        reduced for Withdrawal                                         (= 11 - (11 x K))
---------------------------------------------------------------------------------------------

  M2    6% Annual Increase Amount          As of 10/2/2010                  $95,739
        reduced for Withdrawal                                         (= 12 - (12 x K))
                                                                       Note: 12 includes
                                                                           additional
                                                                     day of interest at 6%
---------------------------------------------------------------------------------------------

  M3    Death Benefit                         10/2/2010                     $99,000
                                                                    (= greater of M1 and M2)

---------------------------------------------------------------------------------------------

(1)  WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

     Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary

     Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -- $10,500 = $94,500).
Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)  THE 5% ANNUAL INCREASE AMOUNT

Example

     Assume the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

Determining a death benefit based on the Annual Increase Amount

     Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 5% Annual Increase Amount line is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Contract Value on the date the death benefit amount is determined).

(3) THE HIGHEST ANNIVERSARY VALUE (HAV)

Example

     Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

     Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000).

Determining a death benefit based on the Highest Anniversary Value

     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Contract Value on the date the death benefit amount is determined).

(4)  PUTTING IT ALL TOGETHER

Example

     Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Contract Value is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the death benefit base. Because the death benefit base ($162,889) is greater than the Contract Value ($150,000), the death benefit base will be the death benefit amount.

     The above example does not take into account the impact of premium and other taxes. THE DEATH BENEFIT BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE DEATH BENEFIT AMOUNT AND THE CHARGE FOR THE BENEFIT.

(5)  THE OPTIONAL STEP-UP

     Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.

     The effect of the Optional Step-Up election is:

      (1) The 5% Annual Increase Amount resets from $105,000 to $110,000; and

      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.

     The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $112,000 due to poor market performance.

     You may NOT elect an Optional Step-Up at this time, because the Contract Value is less than the 5% Annual Increase Amount

(6)  THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

     Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

     The effect of the Optional Step-Up is:

      (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000; and


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

      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.

     The 6% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

     The effect of the Optional Step-Up is:

      (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000; and

      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.

     Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

     The effect of the Optional Step-Up is:

      (1) The 5% Annual Increase Amount automatically resets to the higher Contract Value; and

      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.

     After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the Enhanced Death Benefit rider charge remains at its current level.


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

                                TABLE OF CONTENTS
                                     FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                           AMERICAN FORERUNNER SERIES


                                                                           PAGE
                                                                          ------
THE COMPANY AND THE VARIABLE ACCOUNT...................................   II-3
INVESTMENT ADVICE......................................................   II-3
DISTRIBUTION OF THE CONTRACTS..........................................   II-5
CALCULATION OF PERFORMANCE DATA........................................   II-6
CALCULATION OF YIELDS..................................................   II-7
NET INVESTMENT FACTOR..................................................   II-8
ANNUITY PAYMENTS.......................................................   II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS..........................   II-11
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS............................   II-11
ACCUMULATION UNIT VALUES (Condensed Financial Information).............   II-12
THE FIXED ACCOUNT......................................................   II-148
TAX STATUS OF THE CONTRACTS............................................   II-148
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................   II-149
LEGAL MATTERS..........................................................   II-149
FINANCIAL STATEMENTS...................................................   1




     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     501 Boylston Street
     Boston, Massachusetts 02116

          [ ]    American Forerunner Series -- New England Variable Annuity Separate Account
          [ ]    Metropolitan Series Fund, Inc.
          [ ]    Met Investors Series Trust
          [ ]    American Funds Insurance Series
          [ ]    My current address is:


                                                 Name
                                                           ------------------------------------
                 ---------------------------

                       Contract Number
                                                 Address   ------------------------------------
                 ---------------------------
                          Signature

                                                           ------------------------------------
                                                                                            Zip




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